UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Waste Connections, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

WASTE CONNECTIONS

*Connect with the Future®*

# 2026 Management Information Circular and Proxy Statement

## ANNUAL MEETING OF SHAREHOLDERS

Who We Are
Waste Connections, Inc. is an integrated solid waste services company that provides non-hazardous waste collection, transfer and disposal services, including by rail, along with resource recovery primarily through recycling and renewable fuels generation. We serve approximately nine million residential, commercial and industrial customers across 46 states in the U.S. and six provinces in Canada. We also provide non-hazardous oilfield waste treatment, recovery and disposal services in several basins across the U.S. and Canada, as well as intermodal services for the movement of cargo and solid waste containers in the Pacific Northwest. We view our environmental, social and governance (“ESG”) efforts as integral to our business, with initiatives consistent with our objective of long-term value creation and focused on reducing emissions, increasing resource recovery of both recyclable commodities and clean energy fuels, reducing reliance on off-site disposal for landfill leachate, further improving safety and enhancing employee engagement. Visit wasteconnections.com/sustainability for more information and updates on our progress towards targeted achievement.
2025 by the Numbers
Our Values

SAFETY	INTEGRITY	CUSTOMER SERVICE	TO BE A GREAT PLACE TO WORK	TO BE THE PREMIER WASTE SERVICES COMPANY IN THE U.S. AND CANADA

(1)
All references to “Net income” in this Proxy Statement refer to the financial statement line item “Net income attributable to Waste Connections”. This Proxy Statement includes certain measures that do not have a standardized meaning and are not defined by GAAP and, therefore, may not be comparable to similar measures used by other companies. We present adjusted EBITDA, a non-GAAP financial measure, supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry. We also present adjusted free cash flow, a non-GAAP financial measure, because it is widely used by investors as a liquidity measure in the solid waste industry. Adjusted EBITDA and adjusted free cash flow are also important factors used by our Board’s Compensation Committee in setting executive compensation and aligning pay with performance. In addition, we present Leverage Ratio (total debt to EBITDA), a non-GAAP ratio, supplementally because it is used for the purposes of calculating financial covenants under our revolving credit agreement with Bank of America, N.A. Management also uses Leverage Ratio as one of the principal measures to evaluate and monitor the indebtedness of the Company relative to its ability to generate income to service such debt. These measures are not a substitute for, and should be used in conjunction with, GAAP financial measures. This section should be read in conjunction with information presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, under the heading “Non-GAAP Financial Measures”, and in the Appendix to the Compensation Discussion and Analysis section of this Proxy Statement, which together include a reconciliation of the non-GAAP financial measures used in this Proxy Statement to GAAP financial measures.

Ronald J. Mittelstaedt
President, Chief Executive Officer and
Director

“Sticking with a proven, differentiated strategy while also investing in the future drove industry-leading results in 2025 and positioned Waste Connections for continued value creation in the years ahead.”

Dear Fellow Shareholders,
You are invited to attend the Annual Meeting (the “Meeting”) of Shareholders of Waste Connections, Inc. (“Waste Connections” or the “Company”) on Friday, May 15, 2026, at 8:00 a.m. (Central Time). The Meeting will be held at our principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.
We’re proud of our accomplishments in 2025, beginning with historic record levels of performance in safety, our most important operating value. In addition, we achieved continuous improvement in employee retention to multi-year highs and delivered outsized margin expansion, while integrating another active year of solid waste-focused acquisitions and investing in human capital and technology-driven initiatives.
Most notably, we provided consistent, projectable results in an otherwise uncertain and challenging macroeconomic environment, validating the resilience of our strategy, the quality of our assets and the integrity of Waste Connections’ operating model regardless of the economic or political backdrop. At Waste Connections, we’re committed to a differentiated strategy that has driven industry-leading results and served us well since the Company’s inception 28 years ago.
Our 2025 financial and operating performance, human capital and ESG updates, and the matters to be acted upon at the Meeting, are described in the accompanying Notice of Meeting and Management Information Circular and Proxy Statement. As always, we look forward to connecting with our shareholders and responding to any questions you may have about the Company.
Thank you for your ongoing support and continued interest in Waste Connections.
RONALD J. MITTELSTAEDT
President, Chief Executive Officer and Director

Notice of 2026 Annual
Meeting of Shareholders
Meeting Logistics
DATE & TIME May 15, 2026, 8:00 a.m., Central Time	LOCATION Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, TX 77380	WHO MAY VOTE Shareholders as of our record date, March 20, 2026 (the “Record Date”)
Meeting Agenda
ITEMS OF BUSINESS		PAGE	BOARD RECOMMENDATION
1	Election of eight (8) directors	26	FOR each director nominee
2	Non-binding, advisory vote to approve our named executive officer compensation (“say-on-pay”)	40	FOR
3	Approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026 and authorization of the Board of Directors to fix Grant Thornton LLP’s remuneration	80	FOR
4	Any other business that may properly come before the Meeting (or any adjournment or postponement of the Meeting)
How to Vote

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, we urge you to vote early and submit your proxy in order to ensure the presence of a quorum at the Meeting. You may vote using any of the following methods:

INTERNET Vote by visiting the website on your proxy card, www.proxyvote.com
PHONE Vote by calling the telephone number on your proxy card, toll-free, 1-800-690-6903
MAIL Vote by signing, dating and returning your proxy card
AT THE MEETING Attend the Meeting and cast your ballot
By Order of the Board of Directors
PATRICK J. SHEA
EXECUTIVE VICE PRESIDENT,
GENERAL COUNSEL AND SECRETARY
APRIL 2, 2026
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
This Notice of Meeting and the accompanying Management Information Circular and Proxy Statement and related solicitation materials in respect of the Meeting and our 2025 Annual Report to Shareholders (which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission and the securities commissions or similar regulatory authorities in Canada on February 12, 2026), are available at investors.wasteconnections.com.

Management Information Circular and Proxy Statement
for the 2026 Annual Meeting of Shareholders
About this Management Information Circular and Proxy Statement
We sent you this Management Information Circular and Proxy Statement (this “Proxy Statement”) because our management is soliciting your proxy to vote your Common Shares (as defined below) at the Annual Meeting (the “Meeting”) of shareholders of Waste Connections, Inc. (“Waste Connections,” the “Company,” “we,” “us,” or “our”) to be held at the Company’s principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 on May 15, 2026, at 8:00 a.m. (Central Time).
This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and applicable corporate and securities laws in Canada, and that is designed to assist you in voting your Common Shares in the capital of the Company (“Common Shares”).
We will bear the costs of soliciting proxies from our shareholders. In addition to soliciting proxies by mail, our directors, officers, and employees, without receiving additional compensation, may solicit proxies by telephone, in person or in any other manner permitted by applicable laws. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.
Under the SEC rules and applicable Canadian securities laws that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials (defined below) to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need electronically, which is more environmentally friendly and reduces our costs to print and distribute these materials. On or about April 2, 2026, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (the “proxy notice”) containing instructions on how to access this Proxy Statement for the Meeting and our 2025 Annual Report to Shareholders (which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026) (referred to collectively as the “proxy materials”). The proxy notice will also provide instructions on how to vote online or by telephone and will include instructions on how to receive a paper copy of the proxy materials by mail. On or about April 2, 2026, we will also commence mailing this Proxy Statement and a proxy card to certain shareholders.
We are permitted under applicable securities laws to deliver a single proxy notice to one address shared by two or more United States shareholders. This delivery method is referred to as “householding” and helps reduce our printing costs and postage fees. Under this procedure, we deliver a single package containing proxy notices to multiple United States shareholders who share an address. If you do not wish to participate in householding in the future and prefer to receive separate proxy notices, please contact: Broadridge Financial Solutions, Attention: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, telephone 1-800-542-1061. If you are currently receiving multiple proxy notices and wish to receive only one proxy notice for your household, please contact Broadridge Financial Solutions. If you wish to receive a separate copy of this Proxy Statement, our 2025 Annual Report to Shareholders, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, please send a written request to our Secretary or Investor Relations at our principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (“PSLRA”), including “forward-looking information” within the meaning of applicable Canadian securities laws. These forward-looking statements are neither historical facts nor assurances of future performance and reflect our current beliefs and expectations regarding future events and operating performance of the Company. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “expects,” “estimates,” “continues,” “intends,” “anticipates,” “will,” or other words or phrases of similar meaning. All of the forward-looking statements included in this Proxy Statement are made pursuant to the safe harbor provisions of the PSLRA and applicable Canadian securities laws. Forward-looking statements involve risks and uncertainties. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, but are not limited to, risk factors detailed from time to time in our filings with the SEC and the securities commissions or similar regulatory authorities in Canada. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. We undertake no obligation to update the forward-looking statements set forth in this Proxy Statement, whether as a result of new information, future events, or otherwise, unless required by applicable securities laws.

Management Information Circular and Proxy Statement for the 2026 Annual Meeting of Shareholders
Currency Exchange Rate Data
Unless otherwise indicated, all dollar amounts in this Proxy Statement are expressed in U.S. dollars. The following table shows the average of the exchange rates for each period indicated. The information is based upon the average daily exchange rates provided by the Bank of Canada.
	AVERAGE RATE (BANK OF CANADA)
YEAR ENDED DECEMBER 31,	CAD$ PER US$1.00	US$ PER CAD$1.00
2022	$1.3013	$0.7685
2023	$1.3497	$0.7409
2024	$1.3698	$0.7300
2025	$1.3978	$0.7154
Financial Statements
A more detailed description of the Company’s fiscal year 2025 operating and financial performance, including a reconciliation of non-GAAP financial measures, and a graphical representation of the five-year Total Shareholder Returns or TSRs for the Company, S&P 500, S&P/TSX 60 (“TSX 60”) and the Dow Jones U.S. Waste & Disposal Services (“DJ Waste”) Indices, can be found on pages 52 to 76 and page 51, respectively, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026, and available on our website at https://investors.wasteconnections.com, on SEDAR+ at www.sedarplus.ca, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.

EXECUTIVE COMPENSATION TABLES AND ADDITIONAL INFORMATION	60
Summary Compensation Table	60
Grants of Plan-Based Awards in Fiscal Year 2025	62
Outstanding Equity Awards at 2025 Fiscal Year End	63
Shares Vested in Fiscal Year 2025	64
Pension Benefits in Fiscal Year 2025	64
Nonqualified Deferred Compensation in Fiscal Year 2025	64
Equity Compensation Plan Information	66
Potential Payments Upon Termination or Change in Control	67
CEO Pay Ratio	72
Pay Versus Performance	72
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	77
AUDIT-RELATED MATTERS	79
PROPOSAL 3 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	80
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	81
Questions and Answers about the Annual Meeting and Voting	81
OTHER INFORMATION	85
Delinquent Section 16(a) Reports	85
Directors’ and Officers’ Indemnity Insurance	85
Shareholder Proposals for 2027 Annual Meeting of Shareholders of the Company	85
Availability of Documents; Annual Report to Shareholders on Form 10-K	86
Other Business	86
Approval	86
APPENDIX A — CORPORATE GOVERNANCE GUIDELINES AND BOARD CHARTER	A-1
APPENDIX B — SUMMARY OF THE 2016 INCENTIVE AWARD PLAN	B-1
VOLUNTARY ELECTRONICS DELIVERY OF PROXY MATERIALS
INDEX OF FREQUENTLY SEARCHED INFORMATION
Director Nominees	27
Corporate Governance Matters	10
Equity Awards	63
Peer Group and Benchmarking	49
PSU Financial Performance Measures	53
Say-on-Pay Results	47
Share Ownership Guidelines	55
Total Stockholder Return Benchmarking	75

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.
About the Meeting
PROPOSAL		REQUIREMENT FOR APPROVAL	EFFECT OF VOTES WITHHELD / ABSTENTIONS
1.	Election of Eight Directors
You may vote “FOR” or “WITHHOLD” your vote from any or all director nominees named in this proposal.
The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote).

A “WITHHOLD” vote is treated as a Common Share present at the Meeting but not a vote cast.
A “WITHHOLD” vote will not be counted as a vote cast for the purposes of electing such nominee. However, in uncontested director elections, an incumbent director who receives more “WITHHOLD” votes than votes “FOR” in respect of his or her election must tender his or her resignation from the Board of Directors of the Company (the “Board of Directors” or the “Board”).
(See Page 20 “Majority Voting for Directors”)

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH NOMINEE (See Page 26)
2.	Say-on-Pay
You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on this proposal.
This proposal will be considered approved, on a non-binding, advisory basis, by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote at the Meeting.
An “ABSTAIN” vote will have the same effect as a vote “AGAINST” the Say-on-Pay Proposal because those Common Shares are considered to be present and entitled to vote at the Meeting but are not voted.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL (See Page 40)
3.	Appointment of Auditor
You may vote “FOR” or “WITHHOLD” your vote from this proposal.
The appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026 and the authorization of the Board of Directors to fix Grant Thornton LLP’s remuneration may be approved by any one or more shareholders voting “FOR” the Company’s proposed independent registered public accounting firm (i.e., a plurality vote).
A “WITHHOLD” vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL (See Page 80)
2026 Proxy • Waste Connections, Inc.   1

Proxy Summary
2025 Financial Performance Highlights
We once again demonstrated the consistency and resilience of our differentiated strategy as we achieved outsized growth and value creation in 2025, driven by price-led organic growth in solid waste and complemented by strategic solid waste-focused acquisition activity. We expanded adjusted EBITDA(2) margin by 50 basis points, or bps, to an industry-leading 33.0%. Revenue growth of 6.1% from the prior year to $9.467 billion drove net income attributable to Waste Connections of  $1.077 billion and adjusted EBITDA(2) up by 7.7% to $3.125 billion. Moreover, we ended 2025 with leverage(2) of 2.75 times debt-to-EBITDA following a year of outsized acquisitions activity along with record return of capital to shareholders. We accomplished all this while also achieving record safety performance.

(2)
This Proxy Statement includes certain measures that do not have a standardized meaning and are not defined by GAAP and, therefore, may not be comparable to similar measures used by other companies. Such measures include adjusted EBITDA and adjusted free cash flow, each of which is a non-GAAP financial measure. In addition, we present Leverage Ratio (total debt to EBITDA), a non-GAAP ratio, supplementally because it is used for the purposes of calculating financial covenants under our revolving credit agreement with Bank of America, N.A. These measures are not a substitute for, and should be used in conjunction with, GAAP financial measures. This section should be read in conjunction with information presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, under the heading “Non-GAAP Financial Measures”, which includes a reconciliation of the non-GAAP financial measures used in this Proxy Statement to GAAP financial measures, and with the Appendix to the Compensation Discussion and Analysis section of this Proxy Statement on page 58.

2   2026 Proxy • Waste Connections, Inc.

Proxy Summary
As illustrated below, our Total Shareholder Return (“TSR”) outperformed the S&P 500, the TSX 60 and the DJ Waste Index for the ten-year period ended December 31, 2025. In addition, since its initiation in October 2010, our annual cash dividend has increased at a 13.9% compound annual growth rate (“CAGR”).
COMPARISON OF CUMULATIVE TEN YEAR TOTAL RETURN
ANNUAL PER SHARE DIVIDEND GROWTH
2026 Proxy • Waste Connections, Inc.   3

Proxy Summary
2026 Board Nominees
All of the nominees for election to our Board of Directors at the Meeting are currently serving as directors. Andrea E. Bertone, a current director, is not standing for re-election, and will retire from our Board of Directors effective as of the date of the Meeting. The nominees for our Board of Directors are as follows:

Member Daniel L. Florness	Member Edward E. “Ned” Guillet	Member Michael W. Harlan	Member Elise L. Jordan
Committees: Audit Age: 62 Independent: Yes Tenure: Since 2026 Current or Former Occupation: Chief Executive Officer, Fastenal Company
Committees: Compensation, Nominating and Corporate Governance (Chair)
Age: 74
Independent: Yes
Tenure: Since 2007
Current or Former Occupation: Former Senior Vice President, Gilette Global Business Unit

Committees: Audit, Executive (Chair), Nominating and Corporate Governance
Age: 65
Independent: Yes
Tenure: Since 1998
Current or Former Occupation: Board Chairman and Chief Executive Officer, Principal Environmental, LLC

Committees: Audit (Chair), Nominating and Corporate Governance
Age: 66
Independent: Yes
Tenure: Since 2019
Current or Former Occupation: Former Executive Vice President and Chief Financial Officer, FedEx Express

Member Cherylyn Harley LeBon	Member Susan “Sue” Lee	Member Ronald J. Mittelstaedt	Member Carl D. Sparks
Committees: Compensation Age: 60 Independent: Yes Tenure: Since 2024 Current or Former Occupation: Partner, Cohen Seglias Pallas Greenhall & Furman PC
Committees: Compensation (Chair), Nominating and Corporate Governance
Age: 74
Independent: Yes
Tenure: Since 2014
Current or Former Occupation: Former Senior Vice President, Human Resources & Communications, Suncor Energy Inc.
		Committees: Executive Age: 62 Independent: No Tenure: Since 1997 Current or Former Occupation: President and Chief Executive Officer, Waste Connections, Inc.	Committees: Audit, Executive Age: 58 Independent: Yes Tenure: Since 2024 Current or Former Occupation: Managing Partner, Interlock Partners
4   2026 Proxy • Waste Connections, Inc.

Proxy Summary
ESG Framework
Sustainability-related efforts are integral to our business and consistent with our focus on value creation for our stakeholders. As more fully described in our 2025 Sustainability Report Update and shown below, we have achieved our initial targets or remain on track for achievement of all of our long-term aspirational ESG targets by 2033. Most notably, we’ve delivered a 19% reduction in Scope 1 and 2 emissions from our 2019 baseline, achieving our initial target of 15%(3), and a 35% reduction in emissions intensity. We’ve also demonstrated continuous improvement in employee engagement, with voluntary turnover down over 50% from peak levels in 2022, and driven safety incident rates down to record low levels.
Most notably in 2025, we achieved record safety performance with historic low incident rates following multi-year improvements in both employee retention and safety, with more than 65% of operating locations either posting zero safety-related incidents or achieving year-over-year improvements. Moreover, our Total Recordable Injury Rate remained below industry averages. We have and will continue to raise the bar by evaluating our annual progress towards all of our targets and making forward-looking investments, including state-of-the-art recycling facilities and renewable natural gas facilities at our landfills.

(3)
Updated to 30% to rebaseline for acquisitions and a change in measurement methodology.

2026 Proxy • Waste Connections, Inc.   5

Proxy Summary
Human Capital
We believe that empowered and engaged employees can be an important differentiator and aim to be an employer of choice. We look to attract and retain high performing talent with the mindset, skillset and commitment to uphold our values of safety, integrity, customer service, being a great place to work and the premier solid waste services company in the U.S. and Canada. All employees are responsible for upholding the Waste Connections Vision and Values, and the Waste Connections Code of Conduct, which form the foundation of our policies and practices. Our goal is to create an environment where self-directed, empowered employees strive to consistently fulfill our constituent commitments and seek to create positive impacts through interactions with customers, communities and fellow employees, always relying on our Operating Values as the foundation for our existence. Moreover, we are committed to an inclusive, supportive environment built on the principles of Servant Leadership(3). Providing opportunities for employee development and advancement, we strive to maintain a culture which has been integral to the growth and sustainability of our business.
ENGAGEMENT	COMPENSATION/ BENEFITS	TRAINING
• “Waste Connections Listens” — Maintained record high 95% employee response rate to expanded engagement survey, with overall score of 8.6, exceeding prior year and industry benchmarks.
•
Our total rewards package includes market-competitive pay, with bonus opportunities, affordable healthcare plans and retirement benefits.

•
Generous and flexible time-off plans, including enhanced income protection during times of illness or injury and newly expanded parental time off.

•
Continued expansion of Waste Connections Scholarship Program for eligible dependents of Waste Connections’ employees.

•
Opportunity to share in our success through a discounted Employee Share Purchase Plan.

•
In 2025 we introduced Daily Pay providing employees access to wages prior to payday.

•
We also expanded our support of employee wellness through additional programs to meet evolving needs, address rising costs and provide more proactive health management.

•
We provide employee development opportunities through a combination of in-person and virtual training, which totaled approximately 250,000 hours in 2025.

•
We have trained over 1,400 drivers at our two commercial driver academies established in 2024, with expansion planned in 2026.

•
Continue to grow our “Next Gen” scholarship program for eligible dependents of current employees at a leading technical college for a diesel technology training program, with Waste Connections job placement opportunities following graduation.

AWARD WINNING CULTURE We are proud to have received several recent Comparably awards, which are employee-nominated and based on direct feedback from employees — a testament to our culture.

2025 BEST COMPANY CAREER GROWTH	2025 BEST COMPANY LEADERSHIP	2025 BEST TEAMS SALES	2025 BEST COMPANY FOR DIVERSITY	2025 BEST COMPANY FOR WOMEN

(3)
For more information about Servant Leadership, please see pages 9 to 15 of our 2024 Sustainability Report, available at www.wasteconnections.com/ sustainability. The 2024 Sustainability Report does not constitute part of, and is not incorporated by reference into, this Proxy Statement or any other report we provide to the SEC or other securities regulators.

6   2026 Proxy • Waste Connections, Inc.

Proxy Summary
Employee Recruiting and Retention
Waste Connections is an equal opportunity employer and makes all employment decisions on the basis of merit. The Company’s goal is to have the best available person in every job. We are committed to building and developing diverse teams with a variety of talents and skills needed for our business’ success, and to empowering each employee to contribute in a workplace where they feel respected and valued.
In order to meet these commitments, we enhanced recruiting practices to ensure the broadest candidate pools and supported the development of resource groups, including our Women’s Network and Veterans’ S.E.R.V.E. Network.
EMPLOYEE RESOURCE GROUPS AT A GLANCE
WOMEN’S NETWORK	S.E.R.V.E. NETWORK Support, Empower, and Retain Veteran Employees

•
Membership — The Women’s Network has grown to an impressive 2,300+ members, reflecting our commitment to empowering women within the Company.

•
Personal Development — The Women’s Network is on its third year of a mentorship program and offers learning opportunities for professional development.

•
Charitable Events — Highlights include our Canadian members raising CAD$10,000 for breast cancer awareness and our Washington chapter organizing a food drive that supported over 550 children.

•
Membership — We are approaching 1,000 members in our S.E.R.V.E Network veteran community, reflecting our ongoing dedication to those who have served.

•
Personal Development — The S.E.R.V.E. Network offers guest speaker events, mentorship opportunities and assistance in navigating numerous veteran-related benefits and opportunities.

•
Charitable Events — Our Network in Wichita, Kansas donated $7,000 worth of food to a shelter benefiting homeless veterans, and our Denver, Colorado chapter contributed nearly 15,000 food items to the Bill Daniels Veteran Service Center.

In 2025, we hired over 5,700 employees through our network of internal recruiters operating on a divisional and regional basis. Our internal recruiting team endeavors to not only fill open positions, but to partner with hiring managers to continuously improve our efforts with respect to marketing, screening, interviewing, onboarding and employee retention. In addition to recruiting locally in the communities we serve, we use job fairs, open house events, employee referral programs, social media channels, local radio and television advertising, and school to work partnerships.
2026 Proxy • Waste Connections, Inc.   7

Proxy Summary
Snapshot of Our Current Board
8   2026 Proxy • Waste Connections, Inc.

Proxy Summary
Governance Highlights
We are guided by our commitment to principled actions, informed and effective decision-making, and appropriate monitoring of compliance and performance.

Annual director elections	All directors are elected annually for a one-year term.
Majority voting	We have a majority voting policy for uncontested elections of directors.
One share equals one vote	We have a single class of shares with equal voting rights.
Separation of Chairman and CEO roles	Our President and CEO is able to focus on managing the Company and our non-executive Chairman drives accountability at the Board level.
Independent, Non-Executive Chairman	We have an independent, non-executive Chairman of the Board of Directors.
Financial expertise	All members of our Audit Committee are financially literate and 60% of our current Audit Committee members qualify as audit committee financial experts.
Compensation policies and practices	Our compensation policies and practices, including our approach to setting performance targets, evaluating performance, and establishing payouts, have been developed to avoid excessive risk-taking.
Share ownership guidelines	We have robust share ownership guidelines for our directors and executive officers.
Succession planning	Our Board, with recommendations from the Audit and Compensation Committees, approves and maintains a succession plan for the President and CEO and other senior management.
Regular updates	Our Board receives regular updates on ethics, compliance, and governance.
Board and committee self-evaluations	Our Board and committees conduct annual performance self-evaluations led by the Chair of our Nominating and Corporate Governance Committee.
Public company board memberships
Directors who serve as chief executive officers or in equivalent positions at any company should not serve on more than two boards of public companies in addition to our Board of Directors; other directors should not serve on more than four other boards of public companies.

Risk oversight
Directors regularly review information from members of our senior management team regarding our safety performance, employee retention, financial performance, financial outlook, balance sheet, credit profile and liquidity, cybersecurity, litigation, artificial intelligence, ESG targets and environmental impact on stakeholders, as well as the risks associated with each.

Retirement policy
Our director retirement policy provides that no director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term; however, if determined to be in the best interests of our organization by the Nominating and Corporate Governance Committee, a director may be asked to remain on the Board of Directors for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75.

Diversity policy
A wide range of criteria is considered in determining the optimum composition of the Board as a whole, as well as the applicant pool from which senior management are selected. Our diversity policy for the Board and senior management addresses recruitment strategies aimed at promoting a broad-based candidate pool from which qualified candidates are selected, with a wide range of backgrounds, skills, expertise, viewpoints and industry experience.

Position descriptions
We have adopted position descriptions for the Board Chairman, the lead independent director, if applicable, and the chairs of the committees of the Board of Directors, as well as a position description for our CEO.

2026 Proxy • Waste Connections, Inc.   9

Corporate Governance
Corporate Governance Guidelines
As part of our ongoing commitment to good corporate governance, we have adopted, among other measures, the Corporate Governance Guidelines and Board Charter, and charters for each of the standing committees of the Board of Directors (other than the Executive Committee), to promote the effective functioning of our Board of Directors and its committees, to promote the interests of the Company as a whole and to ensure a common set of expectations concerning how our Board of Directors, its committees and management should perform their respective functions. Our Corporate Governance Guidelines can be found at https://investors.wasteconnections.com under “Governance”.
Board Oversight
Our Board of Directors oversees the development and execution of corporate governance strategy. The Board has adopted robust governance practices and procedures consistent with driving our business and meeting its business goals. Our Board has implemented a number of measures to enrich Board composition, enhance independent oversight and increase its effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and rigorous risk management.
The Board’s Role in Risk Oversight — By Committee

## The Board of Directors

- The Board of Directors and its committees have an active role in overseeing management of organizational risks.
- The Board of Directors regularly reviews information from members of our senior management team regarding our safety performance, employee retention, financial performance, financial outlook, balance sheet, credit profile and liquidity, as well as the risks associated with each.
- The Company's Vice President, Deputy General Counsel - Compliance and Gov't Affairs, who fulfills the responsibilities of Chief Compliance Officer and reports to the Company's General Counsel, also periodically reports to the Board of Directors about the Company's compliance program.
- The Board of Directors also receives reports from members of senior and regional management (including the Company's General Counsel and Internal Audit Department) on areas of material risk, including market-specific, operational, litigation, technological, regulatory and strategic risks.
- The Board of Directors, with recommendations from the Audit and Compensation Committees, approves and maintains a succession plan for the CEO and other senior management.

### Audit Committee

The Audit Committee oversees management of financial, financial reporting and internal controls risk.

### Compensation Committee

The Compensation Committee assesses and monitors risks relating to corporate officer compensation policies and practices.

### Nominating and Corporate Governance Committee

10   2026 Proxy • Waste Connections, Inc.

Corporate Governance
Other Areas of Board Oversight
Artificial Intelligence Policy
The use of artificial intelligence (AI) is an important part of our business strategy as we seek to adopt, implement, and maintain AI solutions that help the Company positively impact our business, employees, and customers. We are committed to leveraging AI technologies in a way that makes a positive impact, respects individual rights, upholds appropriate ethical standards, and aligns with our values. We are committed to the ethical use of this emerging technology.
Our Board of Directors is responsible for overseeing the effectiveness of the Company’s AI Policy. An AI Governance Board oversees our AI uses and initiatives for ethical alignment and policy compliance. The AI Governance Board is comprised of the Chief Information Officer, Senior Vice President — People, Training and Development, and Vice President, Deputy General Counsel — Compliance and Government Affairs.
In February 2025, the Company adopted its AI Policy. These principles provide the foundation for trust and transparency throughout our design, development, purchase, deployment, and use of AI. The Company provides tailored training for employees working with AI solutions, focusing on ethical considerations, best practices, and role specific responsibilities. In addition, we offer ethics and compliance certifications for AI teams, reinforcing their understanding of responsible AI practices, with regular refreshers to stay updated on advancements in AI ethics and technology.
2026 Proxy • Waste Connections, Inc.   11

Corporate Governance
Shareholder Engagement
We believe that our relationship with and accountability to shareholders are critical to our success. Engaging with our shareholders helps us understand how they view us, set goals and expectations for our performance, and identify emerging issues that may affect our strategies, sustainability initiatives, corporate governance, compensation practices or other aspects of our business operations. Our shareholder and investor outreach includes investor road shows, analyst meetings, site tours, investor meetings and investor conferences, both virtually and in person. We also communicate with shareholders and other interested parties through various media, including our annual and quarterly reports, sustainability reports, proxy statements and other SEC and Canadian securities filings, press releases and our website. Our conference calls to discuss quarterly earnings releases and major corporate developments are open to the public. These calls are available in real time and are archived as webcasts on our corporate website. Our CEO, Chief Financial Officer and other senior management regularly engage with investors to discuss our strategy, financial and business performance, and ESG efforts and to update investors on key developments.
Communications with the Board of Directors
We encourage shareholders and other interested parties to communicate with the Board of Directors. You may address your correspondence to the Board of Directors generally, the non-employee directors as a group or a specific director.
WRITE TO US	Waste Connections, Inc. Attn: Corporate Secretary 6220 Hwy 7, Suite 600 Woodbridge, Ontario L4H 4G3 Canada	Waste Connections, Inc. Attn: Corporate Secretary 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA
12   2026 Proxy • Waste Connections, Inc.

Board Committees
Our Board of Directors has four standing committees: the Audit Committee, the Compensation Committee. the Nominating and Corporate Governance Committee and the Executive Committee. Except for the Executive Committee, all committees are composed entirely of independent, non-employee directors. Committee charters can be accessed at https://investors.wasteconnections.com under “Governance”.
Audit Committee	2025 Meetings: 4
Members:

Chair Elise L. Jordan	Andrea E. Bertone	Daniel L. Florness	Michael W. Harlan	Carl D. Sparks
Role and Responsibilities:

•
Advises our Board of Directors and management with respect to, among other matters:

◦
internal controls,

◦
financial systems and procedures,

◦
accounting policies, and

◦
other significant aspects of financial management.

•
Responsible for the selection, appointment, oversight, qualification, independence, performance, compensation and retention of our independent registered public accounting firm, including audit fee negotiations and approval.

•
Selects the lead engagement partner, and as required by law, assures rotation of the lead partner every five years.

•
Oversees the arrangements for, and approves the scope of, the audits to be performed by the independent registered public accounting firm, and annually assesses the performance of the independent registered public accounting firm.

•
Reviews our internal controls and the objectivity of our financial reporting and meets with appropriate financial personnel and our independent registered public accounting firm in connection with these reviews.

•
Reviews the professional services provided by our independent registered public accounting firm, including its public financial reporting policies and practices, and the results of its annual audit as the Audit Committee may find appropriate or as may be brought to the Audit Committee’s attention; reviews other matters concerning our accounting principles and financial and operating policies, controls and practices.

Qualifications:

•
All members of the Audit Committee satisfy applicable independence requirements of the NYSE and applicable Canadian securities laws.

•
The Board of Directors has determined that all members of the Audit Committee are “financially literate” within the meaning of NYSE listing standards and applicable Canadian securities laws.

•
The Board of Directors has also determined that Mr. Florness, Mr. Harlan and Ms. Jordan are each “audit committee financial experts” as defined under the applicable SEC rules. Additional information about the Audit Committee is discussed on page 79 under “Audit Committee Report.”

2026 Proxy • Waste Connections, Inc.   13

Corporate Governance
Compensation Committee	2025 Meetings: 4
Members:

Chair Susan “Sue” Lee	Edward E. “Ned” Guillet	Cherylyn Harley LeBon

Role and Responsibilities:
•
Establishes our corporate officer compensation policies and administers such policies.

•
Studies, recommends and implements the amount, terms and conditions of payment of any and all forms of compensation for our directors, named executive officers and other corporate officers.

•
Approves the grant of restricted share units, performance share units, warrants and other forms of equity incentives to officers, employees and consultants.

•
Renders recommendations to the Board of Directors concerning cash and equity-based compensation and benefits for non- employee directors.

See “Compensation Discussion and Analysis — Executive Compensation” for more information regarding the role of the Compensation Committee.

Qualifications: • All members of the Compensation Committee satisfy applicable independence requirements of the NYSE and applicable Canadian securities laws.
14   2026 Proxy • Waste Connections, Inc.

Corporate Governance
Nominating and Corporate Governance Committee	2025 Meetings: 3
Members:

Chair Edward E. “Ned” Guillet	Michael W. Harlan	Elise L. Jordan	Susan “Sue” Lee

Role and Responsibilities:
•
Recommends director nominees to the Board of Directors.

•
Oversees an annual self-evaluation process to assess the effectiveness of the Board of Directors and its committees.

•
Develops and implements corporate governance principles.

See “Board Renewal” and “Board Performance Evaluation” for more information regarding the Nominating and Corporate Governance Committee’s annual Board and committee self-evaluation processes.

Qualifications:
•
As a matter of policy, the Board of Directors applies the same additional independence requirements of the Audit and Compensation Committees to the members of the Nominating and Corporate Governance Committee. Each member of this committee therefore satisfies the independence requirements of the NYSE and applicable Canadian securities laws.

Executive Committee	2025 Meetings: 0
Members:

Chair Michael W. Harlan	Ronald J. Mittelstaedt	Carl D. Sparks
Role and Responsibilities:

•
Authorized to exercise, subject to limitations under applicable law, all of the powers and authority of the Board of Directors in managing our business and affairs, including approval, between meetings of the Board of Directors, of:

◦
all divestitures by the Company in excess of  $50.0 million, and

◦
all acquisitions for cash or other non-equity consideration in excess of  $50.0 million.

In the past five years, the Executive Committee has met six times, in each case for the sole purpose of approving an acquisition.

2026 Proxy • Waste Connections, Inc.   15

Corporate Governance
Compensation Committee Interlocks and Insider Participation
None of our executive officers served as a director or member of the compensation committee of another entity which had an executive officer that served as a director or member of our Compensation Committee. In addition, there are no other potential Compensation Committee interlocks.
Board and Committee Meeting Attendance
The Board of Directors held four meetings during 2025, all of which were regularly scheduled and held in-person. In 2025, the Audit Committee met four times, the Compensation Committee met four times, the Nominating and Corporate Governance Committee met three times, and the Executive Committee did not meet. Except as noted below, each director attended 100% of the meetings of the Board of Directors held during 2025 and 100% of the meetings of the committees on which he or she served during 2025. On July 22, 2025, Ms. Lee was unable to attend meetings of each of the Board, the Compensation Committee and the Nominating and Corporate Governance Committee, despite attempting to attend remotely, because of insurmountable telecommunications difficulties encountered while traveling overseas. Consequently, Ms. Lee attended approximately 73% of the meetings of the Board and committees on which she served during the year.
Our Corporate Governance Guidelines and Board Charter requires that at each regularly scheduled meeting of the Board of Directors, the non-employee directors meet separately, without employees present. The non-employee directors may also meet without employees present at other times as determined by the non-executive Chairman.
Director Independence
The Board of Directors has determined that each of Mses. Bertone, Jordan, LeBon and Lee and Messrs. Florness, Guillet, Harlan and Sparks is “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines and Board Charter, a copy of which is attached as Appendix A. Ronald J. Mittelstaedt is not “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines and Board Charter. Mr. Mittelstaedt, as President and Chief Executive Officer, is an employee of the Company.
As set forth in our Corporate Governance Guidelines and Board Charter, a majority of the members of our Board of Directors must be independent. For a director to be considered independent, the Board of Directors must determine that the director is “independent” within the meaning of  (1) Section 1.4 of National Instrument 52-110 — Audit Committees of the Canadian Securities Administrators and (2) Section 303A.02 of the Listed Company Manual of the NYSE, in each case as such laws or rules, as applicable, may be amended or replaced. In addition, for a director to be considered independent, the Board of Directors must determine that the director has no material relationship with the Company, provided the direct or indirect ownership of any amount of the Company’s shares will not be deemed to constitute a material relationship.
No non-employee director:
1)
is a former employee of the Company;

2)
is a former employee or affiliate of any current auditor of the Company or its subsidiaries;

3)
is a part of an interlocking directorate in which any named executive officer or other corporate officer of the Company serves on the compensation committee of another company that concurrently employs such director; or

4)
has an immediate family member in any of the foregoing categories.

A director cannot be classified as independent until three years after any such employment, affiliation or relationship has ceased.
The Board of Directors reviews all relationships of each director to assess whether any material relationship exists so as to impair that director’s independence. A “material relationship” means a direct or indirect commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship that is reasonably likely to affect the independent and objective judgment of the director in question, provided the direct or indirect ownership of any amount of our shares is not deemed to constitute a material relationship.
The following commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence:
1)
a director is an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company are less than the greater of  $1 million or two percent of the annual revenue of the other company;

2)
a director is an executive officer of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of the other company; and

3)
a director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to that organization are less than one percent of that organization’s total annual receipts.

On an annual basis, the Board of Directors reviews whether its members satisfy these applicable independence tests before any member stands for re-election to the Board of Directors.
16   2026 Proxy • Waste Connections, Inc.

Corporate Governance
Insider Trading Policy
We have adopted an Insider Trading Policy that governs the purchase, sale, gifting, and/or other dispositions of securities by our directors, executive officers, and employees and other covered persons that is designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Our Insider Trading Policy also governs the adoption, amendment, and termination of 10b5-1 trading plans by our Board of Directors, executive officers, and other employees and is designed to ensure compliance with applicable insider trading laws, rules, and regulations.
Our Insider Trading Policy, which is overseen by the Board under our Corporate Governance Guidelines and Board Charter, prohibits our directors and officers from engaging in short sales of Company securities or purchasing financial instruments, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities held, directly or indirectly, by them, regardless of the purpose for any such proposed transaction. Our Insider Trading Policy also prohibits our directors and officers from holding Company securities in a margin account or pledging Company securities as collateral for a loan, regardless of the purpose of any such proposed transaction, unless preauthorized to do so in certain limited situations.
Our directors, executive officers and certain other selected employees are required to pre-clear all proposed transactions in Company securities with our President and Chief Executive Officer, our Chief Financial Officer or our General Counsel to confirm that such trade is not made in a trading blackout period or when in possession of material non-public information.
Our Insider Trading Policy is included as an exhibit to the Form 10-K we filed with the SEC and the securities commissions and similar regulatory authorities in Canada on February 12, 2026.
Although the Insider Trading Policy does not apply to the Company itself, all transactions in Company securities and use of 10b5-1 plans by the Company are executed in compliance with all applicable securities laws and regulations.
Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. The Nominating and Corporate Governance Committee is responsible for ensuring the Company implements good corporate governance practices, including compliance with the Code of Conduct and Ethics. Directors who have, or who may be reasonably perceived to have, a personal or related-party interest in a transaction or agreement being contemplated by the Company are required to declare such interest at any meeting at which the matter is being considered and, when appropriate, will leave the meeting during discussion and abstain from voting on such matter. The Nominating and Corporate Governance Committee is responsible for the review and annual updates to our Code of Conduct and Ethics.

All corporate governance documents and policies are available at:	You may also request a copy of our Corporate Governance Guidelines and Board/Committee Charters, free of charge, by writing to:
https://investors.wasteconnections.com/ corporate-governance	Waste Connections, Inc. Attn: Corporate Secretary 6220 Hwy 7, Suite 600 Woodbridge, Ontario L4H 4G3 Canada 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA
2026 Proxy • Waste Connections, Inc.   17

Corporate Governance
Board Leadership
INDEPENDENT COMMITTEE CHAIRS AND THEIR KEY FOCUS AREAS

MICHAEL W. HARLAN Independent, Non-Executive Chairman of the Board of Directors	RONALD J. MITTELSTAEDT Founder, President, Chief Executive Officer and Director	ELISE L. JORDAN Chair of the Audit Committee	SUSAN “SUE” LEE Chair of the Compensation Committee	EDWARD E. “NED” GUILLET Chair of the Nominating and Corporate Governance Committee
• Our Chairman drives accountability at the Board level	• Our President and CEO focuses on the day-to-day management of the Company	• Internal controls • Financial systems, procedures and reporting • Accounting policies	• Corporate officer compensation policies and practices	• Director nominee recommendations • Annual self-evaluations and board effectiveness • Corporate governance principles
The Board of Directors oversees the selection of its Chairman and the CEO. Effective July 2019, the Board of Directors separated the positions of Board Chairman and CEO, when Mr. Mittelstaedt transitioned from Chief Executive Officer to the position of Executive Chairman. At that time, since Mr. Mittelstaedt no longer served as both Board Chairman and CEO, our Corporate Governance Guidelines and Board Charter provided that the positions of Board Chairman and CEO be held by separate persons. In April 2023, Mr. Mittelstaedt was appointed as the President and CEO of the Company, at which time the Board of Directors selected Michael W. Harlan as the non- executive Board Chairman.
Our Corporate Governance Guidelines and Board Charter requires that at each regularly scheduled meeting of the Board of Directors, the independent directors meet separately, without employees present. The independent directors may also meet without employees present at other times as determined by the non-executive Chairman. The independent directors met separately, without management present, four times in 2025, and one time since January 1, 2026. When the Board Chairman is an affiliated director or otherwise not independent under applicable securities laws, or a member of the Company’s management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will appoint from among themselves a lead independent director. If the Board Chairman is an independent director, then the duties described below shall be part of the duties of the Board Chairman.
18   2026 Proxy • Waste Connections, Inc.

Corporate Governance
NON-EXECUTIVE CHAIRMAN RESPONSIBILITIES

In addition to other duties as a director and member of committees, the non-executive Chairman will:
•
Preside at all meetings of the Board of Directors

•
Preside over each meeting of non-employee directors

•
Have the authority to call meetings of non-employee directors

•
Help facilitate communication between the President and CEO and the non-employee directors

•
Along with the President and CEO, establish the Board of Directors’ agenda

•
Ensure the Board of Directors is able to function independently of management

•
Serve as the leader of the Board of Directors on matters of corporate governance

•
If requested by major shareholders, ensure his or her availability for direct communication

•
Ensure all directors have an independent contact on matters of concern to them and ensure that the Board of Directors successfully discharges its fiduciary duties

•
Provide guidance on, and monitor, the independence of each director to ensure the independence of a majority of the Board of Directors

•
Ensure that functions delegated to committees of the Board of Directors are carried out as required and results are reported to the Board of Directors

•
Work with the CEO, including helping to review strategies, define issues, maintain accountability and build relationships

•
In conjunction with the Nominating and Corporate Governance Committee, facilitate the review and assessment of individual director attendance and performance and the size, composition and overall performance of the Board of Directors and its committees

•
In collaboration with the corporate secretary, ensure that information requested by individual directors, or the entire Board of Directors or committees of the Board, is provided and meets their needs

•
Ensure the directors are knowledgeable about their obligations to the Company, securityholders, management, other stakeholders and pursuant to applicable laws

2026 Proxy • Waste Connections, Inc.   19

Corporate Governance
Majority Voting for Directors
Our Corporate Governance Guidelines and Board Charter provides, in uncontested director elections, for our directors to be elected by the affirmative vote of a “majority of the votes cast” with respect to his or her election at a meeting of shareholders, and each incumbent director who receives more “WITHHOLD” votes than votes “FOR” must tender his or her resignation from the Board of Directors.
A “majority of the votes cast” means the number of shares voted “FOR” a director’s election exceeds 50% of the number of the total votes cast with respect to that director’s election. The total votes cast for that director’s election will include votes “FOR” that director and “WITHHOLD” votes, but will exclude abstentions, broker non-votes, and failures to vote for that director’s election.
Upon receipt of such a tendered resignation, the Nominating and Corporate Governance Committee of the Board of Directors or another independent committee of the Board of Directors will make a determination as to whether to recommend that the Board of Directors accept or reject such resignation. The recommending committee is expected to recommend that the Board of Directors accept the resignation absent exceptional circumstances. The director who is the subject of such determination is not permitted to participate in the deliberations or decisions of the recommending committee.
We must promptly publicly disclose the decision(s) of the Board of Directors by a press release and a filing with the SEC and the applicable securities commissions or similar regulatory authorities in Canada. If the director’s tendered resignation is not accepted by the Board of Directors or the director does not submit his or her resignation to the Board of Directors, such director will continue to serve until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board of Directors, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy.
Director Orientation and Continuing Education
We provide access to appropriate orientation programs, sessions or materials for new members of the Board of Directors for their benefit either prior to or within a reasonable period of time after their nomination or election to the Board of Directors.
Board members have access to written materials and presentations by senior management regarding the directors’ legal and ethical responsibilities; our strategic plans, principal operating risks and financial statements; the material factors that affect our performance; the operation, significance and effects of incentive compensation programs and related party transactions; and other key policies and practices.
Continuing education is provided through a number of opportunities, including visits to our operating locations, strategic and financial presentations by members of senior and regional management, and periodic presentations by outside experts on topics of interest. Directors are encouraged, but not required, to participate in outside continuing education programs that help directors strengthen investor trust and stakeholder confidence.
Position Descriptions
Written position descriptions for the Board Chairman, the lead independent director, if applicable, and each of the Committee chairs, as well as a position description for the CEO of the Company, have been approved by the Board of Directors.
20   2026 Proxy • Waste Connections, Inc.

Board Composition
Board Renewal
Our Board of Directors believes there are a number of mechanisms for ensuring refreshment of the Board of Directors without implementing director term limits, including the use of performance evaluations of the Board of Directors, mandatory retirement policies for directors, the identification of skills needed on the Board of Directors and succession planning.
Our Board adopted a director retirement policy that provides that no director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term. However, the Nominating and Corporate Governance Committee may determine that it would be in our best interests to ask a director to remain on the Board of Directors for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75.
Board and Committee Performance Evaluation
Our Board of Directors and each committee perform an annual performance self-evaluation to assess, at a minimum, the effectiveness of the Board of Directors and its committees, the adequacy and timeliness of information provided to the Board of Directors by our management team, the diversity of experience of individual directors and the effectiveness and contributions of each director. The evaluation process is overseen by the Nominating and Corporate Governance Committee.
QUESTIONNAIRES	RESPONSES	FEEDBACK

Questionnaires are created by the Nominating and Corporate Governance Committee to address relevant topics and issues related to the Board of Directors.
Each director completes the questionnaires to document his or her observations and assessments about the current state of the Board and its committees on which such member serves; the responses are then reviewed by each committee and the Board of Directors.
Changes are implemented as necessary based on a thorough review of the responses.
2026 Proxy • Waste Connections, Inc.   21

Board Composition
Director Nomination Process
PREREQUISITES FOR ALL NOMINEES

Candidates must have:
•
the highest personal and professional ethics, integrity and values and a willingness to adhere to our Code of Conduct and Ethics;

•
a commitment to serve in our best interests;

•
a willingness to devote the time necessary to be an active participant in the Board and committee meetings, as well as a desire to gain extensive knowledge of our industry, business strategies and operations;

•
an objective perspective, practical wisdom, and mature judgment;

•
a willingness and an ability to meet our equity ownership guidelines for directors;

•
an ability to interact positively and constructively with other directors and management;

•
a willingness to participate in a one-day new director orientation session; and

•
a willingness to attend director educational forums or workshops to enhance the understanding of new and evolving corporate governance requirements.

1	SOURCE CANDIDATES
The Nominating and Corporate Governance Committee may solicit suggestions from:
• incumbent directors; • management; • third party advisors, business and personal contacts;	• shareholders (see shareholder nomination process on page 23); and • third party search firms.
2	IN-DEPTH EVALUATION OF CANDIDATES
The Nominating and Corporate Governance Committee reviews the candidates with the following criteria in mind:

•
reputation, including merit of past accomplishments and relevant academic or business experience;

•
impact on the diversity of the Board, including with respect to gender;

•
independence standards, as well as potential conflicts of interest;

•
time commitments, especially the number of other current public board memberships;

•
expertise, skills and knowledge useful to the oversight of our business at any given time;

•
specific expertise and qualifications relevant to enhancement of our committees’ objectives;

•
any foreseeable adverse legal proceedings involving the candidate; and

•
the size and composition of the Board of Directors.

3	NARROW CANDIDATE POOL
The Nominating and Corporate Governance Committee further defines the candidate pool using the following process:

•
interviews are conducted by one or more members of the committee;

•
candidates complete directors’ and officers’ questionnaires; and

•
meetings occur between candidates and members of management.

4	RECOMMENDATION OF CANDIDATE TO THE BOARD
If the Nominating and Corporate Governance Committee believes that a candidate would be a valuable addition to the Board of Directors, it will recommend the candidate for nomination.
The Nominating and Corporate Governance Committee reviews a current Board member’s performance prior to nomination by evaluating:
• the director’s past performance and contributions to the Board of Directors; and • committee participation.
22   2026 Proxy • Waste Connections, Inc.

Board Composition
5	RESULTS
The Nominating and Corporate Governance Committee has achieved the following results:

•
added four new Directors to the Board in the last five years;

•
increased the number of Board members with diverse backgrounds, perspectives and experiences at the policy-making levels of our business and other areas relevant to our activities; and

•
achieved aspirational target of women representing at least 30% of the total Board of Directors by December 31, 2023. Currently, four out of nine members of our Board of Directors are women, representing 50% of non-employee Board members and 44% of total Board members. Of the Directors nominated for election at the Meeting, 43% of non-employee nominees and 38% of total nominees are women.

In addition, any of our shareholders may nominate one or more persons for election as a director of the Company at any meeting of shareholders called for the purpose of electing directors if the shareholder complies with the notice, information and consent provisions contained in our By-law No. 1. Pursuant to our By-law No. 1, for a shareholder to nominate a person for election to the Board of Directors, the shareholder’s notice of nomination (the “Notice”) must be received by the Secretary of the Company in writing at either address listed on page 12 of this Proxy Statement not later than the close of business on the 30th day before the date of the annual meeting of shareholders; except that, if the first public announcement made by the Company of the date of the annual meeting of shareholders (the “Notice Date”) is less than 50 days prior to the date of the annual meeting of shareholders, the Notice may be given not later than the close of business on the 10th day following the Notice Date. In the case of a special meeting that is not also an annual meeting, the Notice must be given not later than the 15th day following the applicable Notice Date. In either case, if the Company elects to furnish proxy materials to shareholders over the Internet, as permitted by the SEC rules and applicable Canadian securities laws, and the Notice Date is not less than 50 days prior to the applicable meeting date, the Notice must be received by the Secretary of the Company not later than the close of business on the 40th day before the date of the applicable meeting. The Notice must contain and be accompanied by certain information as specified in our By-law No. 1 and set forth below, including information about the shareholder providing the Notice and the proposed nominee(s) (the “Proposed Nominee”).
Shareholders making nominations must provide, among other things:
•
Their name, business and residential address;

•
The number of securities of the Company beneficially owned, or controlled or directed, directly or indirectly, by the shareholder or any other person with whom the shareholder is acting jointly or in concert with respect to the Company or any of its securities as of the record date for the meeting and the Notice Date;

•
Their interests in, or rights or obligations associated with, any agreements, arrangements or understandings, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Company or the person’s economic exposure to the Company;

•
Full particulars of any proxy, contract, relationship, arrangement, agreement or understanding pursuant to which such person, or any of his or her affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the Board of Directors; and

•
Any other information that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to applicable law.

Additionally, shareholders nominating director candidates are required to disclose, among other things:
•
The name, age, business and residential address of the Proposed Nominee;

•
The principal occupation, business or employment of the Proposed Nominee, both presently and within the past five years;

•
The number of securities of each class of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date and the Notice Date;

•
Full particulars of any relationship, agreement, arrangement or understanding, including financial, compensation and indemnity related relationships, agreements, arrangements, or understandings, between the Proposed Nominee and the shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the shareholder, in connection with the Proposed Nominee’s nomination and election as a director of the Company; and

•
Any other information that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to applicable law. Such information must be promptly updated and supplemented so as to be accurate as of the record date.

We recommend that any shareholder wishing to nominate a director at an annual meeting of shareholders review a copy of our By-law No. 1. In addition, under applicable SEC rules, no person may solicit proxies in support of director nominees other than the Company’s nominees unless such person complies with the notice and procedural requirements of Rule 14a-19 under the Exchange Act (see page 85 of this Proxy Statement).
2026 Proxy • Waste Connections, Inc.   23

Board Composition
Board Diversity
OUR DIVERSITY OBJECTIVES

It is the position of the Board of Directors that nomination decisions and the Company’s hiring practices for senior management positions should be based on a number of factors, which include leadership capabilities, mature judgment, merit, talent, experience, expertise, and strategic/innovative thinking. At the same time, we believe diversity of background, skills, expertise, viewpoints and industry experience, as well as gender diversity, is an important additional consideration in determining the composition of our Board of Directors. We believe a truly diverse Board of Directors, as well as senior management team, will include and utilize differences in backgrounds, skills, expertise, viewpoints and industry experience, which will enhance the effectiveness of the Board and senior management by bringing different perspectives to the decision-making process.

In 2019, we established a Policy Regarding Diversity on the Board of Directors and in Senior Management Positions (the “Diversity Policy”), which was most recently updated on July 22, 2025. A copy of the Diversity Policy can be found at https://investors.wasteconnections.com under “Governance”.

DIVERSITY POLICY

•
The Nominating and Corporate Governance Committee conducts periodic reviews of our recruitment protocols for Board members.

•
We established broad recruitment protocols to ensure a wide talent pool for identifying qualified candidates.

•
We consider the level of representation of women on the Board, as permitted by applicable law, and direct search firms engaged to identify candidates to be considered for serving on the Board or as applicants for senior management positions to include candidates with diverse backgrounds, skills, expertise, viewpoints, and industry experience.

SELECTION CRITERIA FOR BOARD MEMBERS AND SENIOR MANAGEMENT
We target a diverse range of skills, expertise and industry experience in the following areas:
• Corporate governance & public policy • Strategy • Risk management • Operations & materials management • Sales & marketing	• Mergers & acquisitions • Public company C-Suite • Human capital management • Legal/regulatory	• Audit & financial reporting • ESG/sustainability • Solid waste industry • Information technology & cybersecurity

Our Diversity Policy does not specify a formal target regarding the representation of diverse individuals in senior management or executive officer positions; however, we are committed to increasing the diversity — including gender diversity — of our executive team over time in compliance with applicable law and ensuring the most qualified candidates are selected as circumstances dictate and our needs evolve. We believe that a less formulaic approach, together with a rigorous search that seeks to include a wide variety of qualified candidates based on the relevant qualifications and criteria, will best serve our needs.

In October 2019, the Company established aspirational targets of women representing at least 30% of non-employee Board of Directors members by 2020, and at least 30% of the total Board of Directors by December 31, 2023, which aspirational targets were met in 2019 and 2022, respectively. Currently, four out of nine members of our Board of Directors are women, representing 50% of non-employee Board members and 44% of total Board members. Assuming all nominees are elected at the Meeting, three out of eight members of our Board of Directors will be women following the Meeting, representing 43% of non-employee Board members and 38% of total Board members. Given that we have exceeded our previously adopted aspirational targets, we have not adopted any formal targets regarding gender diversity on our Board; however the Company continues its efforts to identify additional women candidates for consideration as members of the Board of Directors.

24   2026 Proxy • Waste Connections, Inc.

Board Composition
Current Board Skills, Experience and Background
We strongly believe the composition of the Board should be balanced and include longer tenured directors who have seen several financial cycles, as well as mid-term tenured directors. Our Board also believes that a balance in our directors’ variety of skills is a strategic asset to our shareholders. The range of our directors’ experience and expertise encompasses directors who have historic institutional knowledge of Waste Connections and the competitive environment. We expect each of our directors to have proven leadership skills, sound judgment, integrity and a commitment to our success. In evaluating director candidates and considering incumbent directors for nomination to the Board, we consider each nominee’s independence, financial literacy, personal and professional accomplishments, and experience in light of the needs of the Company and its shareholders.
SKILLS & EXPERIENCE	DANIEL L. FLORNESS	ANDREA E. BERTONE(1)	EDWARD E. “NED” GUILLET	MICHAEL W. HARLAN	ELISE L. JORDAN	CHERYLYN HARLEY LEBON	SUSAN “SUE” LEE	RONALD J. MITTELSTAEDT	CARL D. SPARKS
Corporate Governance & Public Policy	•	•	•	•	•	•	•	•	•
Public Company Executive	•	•	•	•	•		•	•	•
Risk Management	•	•	•	•	•	•	•	•	•
Strategic Planning & M&A	•	•	•	•	•	•	•	•	•
Compensation & Human Capital Management	•	•	•		•	•	•	•	•
Audit/Financial Reporting	•			•	•			•	•
ESG/Sustainability		•	•			•	•
Operations & Materials Management	•	•		•	•	•		•
Information Technology & Cybersecurity	•			•	•				•
Legal/Regulatory		•	•			•		•
Sales & Marketing	•			•				•	•
Solid Waste Industry				•				•
SKILLS & EXPERIENCE		DANIEL L. FLORNESS	ANDREA E. BERTONE(1)	EDWARD E. “NED” GUILLET	MICHAEL W. HARLAN	ELISE L. JORDAN	CHERYLYN HARLEY LEBON	SUSAN “SUE” LEE	RONALD J. MITTELSTAEDT	CARL D. SPARKS
Nationality	Canada						•	•
	United States	•	•	•	•	•	•		•	•
Gender	Male	•		•	•				•	•
	Female		•			•	•	•
Visible Minority			•				•	•		•
Age	Under 60									•
	60 – 70	•	•		•	•	•		•
	71+			•				•
Tenure on the Board	Under 6 Years	•	•				•			•
	6 – 10 Years					•
	11+ Years			•	•			•	•
Independent	Yes	•	•	•	•	•	•	•		•
	No								•

(1)
Andrea E. Bertone, a current director, is not standing for re-election, and will retire from our Board of Directors effective as of the date of the Meeting.

2026 Proxy • Waste Connections, Inc.   25

PROPOSAL 1
Election of Directors
How should I vote my shares on Proposal 1?
The Board of Directors unanimously recommends that shareholders VOTE “FOR” the election of each of the eight nominees to the board of directors.
Recommendation
WHAT AM I BEING ASKED TO VOTE ON?
At the Meeting, you will be asked to elect eight directors to serve until the close of business of the 2027 Annual Meeting of Shareholders of the Company or until any such director’s earlier resignation, or his or her successor is duly elected or appointed.
The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote). You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD”, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority voting policy included in our Corporate Governance Guidelines and Board Charter. Pursuant to our majority voting policy, a “WITHHOLD” vote is considered a vote cast for purposes of the election of the director nominee and is equivalent to a vote against the nominee. Pursuant to the Company’s Corporate Governance Guidelines and Board Charter, each director of the Company must be elected by a majority of the votes cast with respect to his or her election. A “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast with respect to that director’s election will include votes to withhold authority, but will exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. See “Majority Voting for Directors” on page 20 of this Proxy Statement.
Proxies will be voted, unless otherwise indicated, for the election of all eight nominees to our Board of Directors. Proxies will be voted in a discretionary manner if any of the eight nominees is unable to serve.

26   2026 Proxy • Waste Connections, Inc.

Director Biographies
Daniel L. Florness
Residence: Wisconsin, USA

REASONS FOR NOMINATION
We believe Mr. Florness’ qualifications to serve on our Board of Directors include his current positions and experience as a director of publicly traded companies, his significant experience with corporate financial, governance and accounting matters, including his extensive experience as a certified public accountant, his experience with companies having international operations, and the executive positions (including chief executive officer) he has held for over twenty years in a publicly traded company.

AGE 62 DIRECTOR SINCE 2026 COMMITTEES • Audit BOARD AND COMMITTEE ATTENDANCE IN 2025 N/A COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs 0
CAREER HIGHLIGHTS
Fastenal Company (NASDAQ: FAST)
•
Chief Executive Officer (2016 to present)(5)

•
President and Chief Executive Officer (2016-2024)

•
Executive Vice President and Chief Financial Officer (2002 to 2015)

•
Chief Financial Officer (1996 to 2002)

KPMG LLP (1986-1996)
•
Served in a variety of positions, including Senior Manager

OTHER PUBLIC COMPANY BOARDS
•
Fastenal Company (NASDAQ: FAST) (2016 to present)(5)

•
H.B. Fuller Company (NYSE: FUL) (2018 to present)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Emplify Health (2017 to Present)

EDUCATION
•
BS degree, Accounting, University of Wisconsin — River Falls

(5)
On December 19, 2025, Mr. Florness announced his decision to step out of his role as chief executive officer and resign as a director, effective July 16, 2026.

2026 Proxy • Waste Connections, Inc.   27

Board Composition
Edward E. “Ned” Guillet
Residence: California, USA

REASONS FOR NOMINATION
We believe Mr. Guillet’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors, his substantial experience with human resources and personnel development matters, and the positions he has held with other publicly traded companies (including as a director of a publicly traded company in Canada).

AGE 74
DIRECTOR SINCE 2007
COMMITTEES
•
Compensation

•
Nominating and Corporate Governance (Chair)

BOARD AND COMMITTEE ATTENDANCE IN 2025
100%
COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs
20,170

CAREER HIGHLIGHTS
Independent Advisor
•
Independent freelance human resources consultant (2007 to 2023)

The Procter & Gamble Company (NYSE: PG)
•
Senior Vice President, Human Resources, Gillette Global Business Unit (2005 to 2006, after the merger of Gillette with Procter & Gamble)

The Gillette Company
•
Senior Vice President and Chief Human Resources Officer and an executive officer (2001 to 2005)

•
Served in a broad range of leadership positions in the human resources department (1974 to 2001)

OTHER PUBLIC COMPANY BOARDS
•
CCL Industries, Inc. (TSX: CCL.B) (2008 to 2019)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Former member, Boston University’s Human Resources Policy Institute

EDUCATION
•
BA degree, English Literature and Secondary Education, Boston College

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Board Composition
Michael W. Harlan	NON-EXECUTIVE CHAIR OF THE BOARD
Residence: Texas, USA

REASONS FOR NOMINATION
We believe Mr. Harlan’s qualifications to serve on our Board of Directors include his past experience on our Board of Directors, his substantial experience in the solid waste industry, his significant experience in accounting and financial matters, including his extensive experience as a certified public accountant, his substantial experience with growth-oriented companies, and his prior experience as the director of other publicly traded companies.

AGE 65
DIRECTOR SINCE 1998
COMMITTEES
•
Audit

•
Executive (Chair)

•
Nominating and Corporate Governance

BOARD AND COMMITTEE ATTENDANCE IN 2025
100%
COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs
13,574

CAREER HIGHLIGHTS
Principal Environmental, LLC
•
Board Chairman and Chief Executive Officer (September 2013 to present)

Harlan Capital Advisors, LLC, a private consulting firm focused on advising companies on operational matters, strategic planning, mergers and acquisitions, debt and equity investments and capital raising initiatives
•
Founder and President (September 2011 to 2013)

U.S. Concrete, Inc.
•
President and Chief Executive Officer (May 2007 to August 2011)

•
Founded the company in August 1998

OTHER PUBLIC COMPANY POSITIONS
•
Served in several senior financial positions with publicly traded companies, including chief financial officer, treasurer and controller

OTHER PUBLIC COMPANY BOARDS
•
WiMi Hologram Cloud, Inc. (NASDAQ: WIMI) (2020 to 2021)

•
U.S. Concrete, Inc. (NASDAQ: USCR) (2006 to 2011)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Principal Environmental, LLC (2013 to present)

•
Brewer Crane Holdings, LLC (2018 to present)

•
FusionSite Holdings, LLC (2025 to present)

•
Current member, University of Houston Honors College Advisory Board

EDUCATION
•
BA degree, Accounting, University of Mississippi

•
Certified Public Accountant

2026 Proxy • Waste Connections, Inc.   29

Board Composition
Elise L. Jordan
Residence: Tennessee, USA

REASONS FOR NOMINATION
We believe Ms. Jordan’s qualifications to serve on our Board of Directors include her significant experience in accounting, corporate finance, technology and governance, her senior positions within a multi-national logistics company, and her experience as an officer of another publicly traded company.

AGE 66 DIRECTOR SINCE 2019 COMMITTEES • Audit (Chair) • Nominating and Corporate Governance BOARD AND COMMITTEE ATTENDANCE IN 2025 100% COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs 6,717
CAREER HIGHLIGHTS
FedEx Corp. (NYSE: FDX) (1983 to 2024)
•
Executive Vice President and Chief Financial Officer, FedEx Express, responsible for worldwide financial affairs, including financial planning, reporting and analysis, long-range strategic planning and regional accounting and controls (retired in 2024)

•
Served in a variety of positions with FedEx Express, including (1983 to 2016):

◦
Senior Vice President, Strategic and Financial Planning and Analysis and Business Systems

◦
Vice President, Financial Planning

◦
Managing Director, Global Financial Planning

◦
Manager, Corporate/Domestic Business Planning

◦
Operations Analyst

Arthur Andersen LLP
•
Staff Auditor

EDUCATION
•
MBA degree, University of Memphis

•
BBA degree, Accounting, University of Texas at Austin

30   2026 Proxy • Waste Connections, Inc.

Board Composition
Cherylyn Harley LeBon
Residence: Virginia, USA

REASONS FOR NOMINATION
We believe Ms. LeBon’s qualifications to serve on our Board of Directors include her significant experience providing strategic counsel, corporate governance expertise, and business strategy to corporations, start-ups, and C-suite executives. Ms. LeBon also brings a wealth of governmental and international relations experience.

AGE 60 DIRECTOR SINCE 2024 COMMITTEES • Compensation BOARD AND COMMITTEE ATTENDANCE IN 2025 100% COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs 1,871
CAREER HIGHLIGHTS
Cohen Seglias Pallas Greenhall &
Furman PC
•
Partner (2025 to Present), specializing in corporate and government contracts

Womble Bond Dickinson (US) LLP
•
Partner (2023 to 2025), specializing in corporate and government contracts

Dunlap, Bennett, and Ludwig, PLLC
•
Partner (2021 to 2023), specializing in corporate and government contracts

KLAR Strategies
•
Founder and Chief Executive Officer (2011 to 2021), a business strategy firm

PRIOR POSITIONS
•
Served as a Presidential Appointee at:

◦
U.S. Small Business Administration

◦
U.S. Department of Veterans Affairs

◦
Senior Counsel with the U.S. Senate Judiciary Committee and Counsel in the U.S. House of Representatives

•
Served in various senior positions at:

◦
Mannesmann Corporation

OTHER PUBLIC COMPANY BOARDS
•
Copart, Inc. (NASDAQ: CPRT) (2021 to Present)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Visit Fairfax (2019 to Present)

•
Capital Business Development Association (2023 to Present)

EDUCATION
•
JD degree, University of Wisconsin — Madison

•
BA degree, History, Canisius College

2026 Proxy • Waste Connections, Inc.   31

Board Composition
Susan “Sue” Lee
Residence: British Columbia, Canada

REASONS FOR NOMINATION
We believe Ms. Lee’s qualifications to serve on our Board of Directors include her past experience on our Board of Directors, her substantial experience with human resources and talent management and development matters, her substantial experience in the energy industry, the positions she has held with other publicly traded companies in Canada and her experience as a director of other publicly traded companies in Canada.

AGE 74
DIRECTOR SINCE 2014
COMMITTEES
•
Compensation (Chair)

•
Nominating and Corporate Governance

BOARD AND COMMITTEE ATTENDANCE IN 2025
73%(6)
COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs
20,228

CAREER HIGHLIGHTS
Suncor Energy Inc. (NYSE:SU, TSX:SU)
(1996 to 2012)
•
Senior Vice-President, Human Resources and Communications (retired in March 2012)

•
Served in a variety of positions over 16 years, with responsibilities for:

◦
executive compensation and succession planning

◦
governance

◦
merger strategy and integration

◦
stakeholder and government relations

TransAlta Corp.
•
Vice President, Human Resources (1993 to 1996)

•
Served in various human resources positions for 11 years (1982 to 1992)

OTHER PUBLIC COMPANY BOARDS
•
Empire Company Limited (TSX:EMP.A) (2014 to 2023)

•
Bonavista Energy Corporation (TSX: BNP) (2013 to 2017)

•
Progressive Waste Solutions Ltd.(7) (TSX/NYSE: BIN) (2014 to 2016)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Holcim Canada (2012 to 2014)

•
Altalink (2011 to 2014)

•
Member of the University of Calgary Board of Governors

•
Member of the Women’s Executive Network Top 100 Women Advisory Board

INDUSTRY RECOGNITION
•
An inaugural inductee into the Hall of Fame for Canada’s Top 100 Most Powerful Women (2007)

EDUCATION
•
Executive Development Program, University of Michigan

•
Post-graduate diploma, Organizational Behavior, Graduate School of Business Administration, University of Witwatersrand, South Africa

•
BA degree, Anthropology and Psychology, Rhodes University, South Africa

(6)
As noted on page 16 of this Proxy Statement, Ms. Lee was unable to attend meetings of the Board of Directors, the Compensation Committee and the Nominating and Governance Committee on July 22, 2025, despite attempting to attend remotely, due to insurmountable telecommunications difficulties while traveling abroad. She attended every other meeting of the Board and committees on which she served during 2025.

(7)
Waste Connections, Inc. is a corporation organized under the laws of Ontario, Canada. In 2016, the predecessor corporation, Waste Connections, Inc., a Delaware corporation, entered into a business combination with Progressive Waste Solutions Ltd., a corporation organized under the laws of Ontario, Canada (“Progressive Waste” and the transaction, the “Progressive Waste acquisition”). References to the “Company” and “Waste Connections” refer to the combined business after the Progressive Waste acquisition and to the Delaware corporation, now known as “Waste Connections US, Inc.”, before the Progressive Waste acquisition.

32   2026 Proxy • Waste Connections, Inc.

Board Composition
Ronald J. Mittelstaedt	PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
Residence: Texas, USA

REASONS FOR NOMINATION
We believe Mr. Mittelstaedt’s qualifications to serve on our Board of Directors include his extensive experience in the solid waste industry, including as our founder, our CEO since the Company was formed in 1997 until July 2019, a director of the Company since its formation, as Board Chairman until April 2023, and as President and CEO since April 2023.

AGE 62 DIRECTOR SINCE 1997 COMMITTEES • Executive BOARD AND COMMITTEE ATTENDANCE IN 2025 100% COMMON SHARES OWNED OR CONTROLLED 251,017
CAREER HIGHLIGHTS
Waste Connections, Inc.
•
President, Chief Executive Officer and Director (April 2023 to Present)

•
Executive Chairman (July 2019 to April 2023)

•
Chairman (January 1998 to July 2019)

•
Founder, Director and Chief Executive Officer (1997 to July 2019)

•
Founder, Director and President (1997 to August 2004)

OTHER PUBLIC COMPANY BOARDS
•
SkyWest, Inc. (NASDAQ: SKYW) (2013 to present)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Pye-Barker Fire & Safety (2022 to present)

•
Teichert, Inc. (2020 to 2023)

•
PRIDE Industries (2009 to 2023)

•
Established RDM Positive Impact Foundation, to improve the lives of underprivileged and at risk children (2004 to present)

EDUCATION
•
BA degree, Business Economics with a finance emphasis, University of California at Santa Barbara

2026 Proxy • Waste Connections, Inc.   33

Board Composition
Carl D. Sparks
Residence: Texas, USA

REASONS FOR NOMINATION
We believe Mr. Sparks’ qualifications to serve on our Board of Directors include his current and past experience as a director of publicly traded companies, his significant experience in corporate financial matters and strategic acquisitions, his experience with information technology and cybersecurity, and his substantial experience with growth-oriented companies.

AGE 58 DIRECTOR SINCE 2024 COMMITTEES • Audit • Executive BOARD AND COMMITTEE ATTENDANCE IN 2025 • 100% COMMON SHARES OWNED OR CONTROLLED, INCLUDING DSUs 1,941
CAREER HIGHLIGHTS
Interlock Partners (2020 to present)
•
Managing Partner

Academic Partnerships (2016 to 2017)
•
Chief Executive Officer

Travelocity Global (2011 to 2014)
•
Chief Executive Officer

Gilt Groupe (2009 to 2011)
•
President

Expedia.com, a division of Expedia, Inc. (2004 to 2009)
•
General Manager Hotels.com

•
Chief Marketing Officer Expedia NA

•
Senior Vice President Marketing and Merchandising

PRIOR POSITIONS
•
Served in various management or advisory positions at:

◦
Bain Capital (as Senior Advisor)

◦
Capital One Financial Corporation

◦
living.com

◦
Diageo plc

◦
PepsiCo, Inc.

◦
Boston Consulting Group

◦
L.E.K. Consulting

OTHER PUBLIC COMPANY BOARDS
•
Copart Inc. (NASDAQ: CPRT) (2021 to present)

•
Cint Group AB (OMX: CINT) (2022 to present)

•
Dunkin’ Brands Group, Inc. (2013 to 2020)

•
Avis Budget Group (NASDAQ: CAR), chair of Audit Committee (2018 to 2021)

•
Vonage (NASDAQ: VG) (2011 to 2018)

OTHER PRIVATE AND NOT-FOR-PROFIT BOARDS
•
Smoothie King (2025 to present)

•
Goodbuy Gear (2023 to present)

•
Plex, Inc. (2022 to present)

•
The Nature Conservancy — Texas Board of Trustees (2021 to present)

•
Music Audience Exchange (2017 to present)

•
ActionIQ (2016 to 2023)

•
Blue Nile Inc. (2018 to 2023)

•
Lucid, LLC (2018 to 2021)

EDUCATION
•
MBA degree, Harvard Business School, Harvard University

•
BSE degree, Mechanical and Aerospace Engineering, Princeton University

34   2026 Proxy • Waste Connections, Inc.

Board Composition
Director Compensation and Equity Ownership
The Compensation Committee and the Board of Directors aim to set director compensation levels at or near the market median relative to directors at companies of comparable size, industry, and scope of operations in order to ensure directors are paid competitively for their time commitment and responsibilities. A market competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. Director compensation practices have been adopted to align with market best practices and ensure director interests are closely aligned with the interests of our shareholders as set forth below.
•
Appropriate Compensation Mix. The majority of director compensation is equity-based. Cash retainers, including incremental Board and committee leadership retainers, are intended to provide fixed compensation for time spent, while the equity-based compensation component recognizes director responsibility for strategic oversight and shareholder value.

•
Periodic Review. Our Compensation Committee re-assesses our non-employee director compensation periodically and intends to continue to engage an independent compensation consultant to perform a comprehensive market analysis of our director compensation program and practices. The results of the most recent review, including changes made to our director compensation program in 2026, are described further in Director Compensation Review.

•
Annual Limit on Total Compensation. Our 2016 Incentive Award Plan (the “2016 Plan”), a summary of which is attached as Appendix B, sets forth a meaningful annual limit on non-employee director compensation, as further described below in Annual Limit on Non- Employee Director Compensation.

•
Share Ownership Guidelines. We maintain meaningful share ownership guidelines that align our directors’ long-term interests with those of our shareholders, as further described below in Non-Employee Director Equity Ownership.

•
No Hedging or Pledging of Securities. We maintain a policy that prohibits directors from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares. In addition, these individuals may not pledge Common Shares as collateral unless preauthorized to do so in certain limited situations.

•
No Additional Compensation for Employee Directors. Directors who also serve as employees of the Company receive no additional compensation for director service.

Director Compensation Review
The Compensation Committee periodically engages its independent compensation consultant to review director compensation using the same peer group used to benchmark executive compensation. The Compensation Committee independently retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) in 2025 to review the compensation of the Company’s non-employee directors, which had remained unchanged since 2022. After reviewing the information presented during the fourth quarter of 2025 and upon recommendation by the Compensation Committee, the Board of Directors in February 2026 approved a USD$10,000 increase to the annual cash retainer payable to non-employee directors (from USD$100,000 to USD$110,000), effective beginning in 2026.
Annual Limit on Non-Employee Director Compensation
The 2016 Plan contains an annual limit on non-employee director compensation, inclusive of all cash compensation and any equity-based awards under the 2016 Plan that may be made to a non-employee director for service during any calendar year. The annual limit is $350,000 per year (or $700,000 for any non-employee director in the director’s first year of service or for any calendar year that such director serves as non-executive chair of the Board).
Annual Retainer and Equity Grants
All of our non-employee directors are paid an annual cash retainer and receive deferred share units (“DSUs”). Non-employee directors may elect, irrevocably and in advance, to receive up to CAD$150,000 of their director grant in restricted share units (“RSUs”) that are settled in Common Shares, with the remainder to be received in the form of DSUs. RSUs received in payment of the director grant vest in two equal installments on the grant date and the first anniversary of the grant date. A supplemental annual cash retainer is also paid to committee chairs and the non-executive Chairman of the Board of Directors. Directors who are officers or employees do not receive any compensation as directors or for attending meetings of the Board or its committees.
The principal features of the compensation received by our non-employee directors for fiscal year 2025 are described below.
TYPE OF FEE
Annual Cash Retainer		$100,000
Non-Executive Board Chair Cash Retainer		$50,000
Committee Chair Cash Retainers:
Audit		$25,000
Compensation		$25,000
Nominating and Corporate Governance		$15,000
Target DSU/RSU Grant	CAD$	245,000
2026 Proxy • Waste Connections, Inc.   35

Board Composition
The following table provides compensation information for the year ended December 31, 2025, for each non-employee member of our Board of Directors serving during 2025.
NAME	FEES EARNED OR PAID IN CASH ($)(1)	SHARE AWARDS ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Andrea E. Bertone	100,000	175,147	—	275,147
Edward E. “Ned” Guillet	115,000	175,147	—	290,147
Michael W. Harlan	150,000	175,147	—	325,147
Elise L. Jordan	125,000	175,147	—	300,147
Cherylyn Harley LeBon	100,000	175,147	—	275,147
Susan “Sue” Lee	125,000	175,147	—	300,147
Carl D. Sparks	100,000	175,147	—	275,147

(1)
The non-employee directors received their cash compensation in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025, to December 31, 2025, CAD$1.00 = US$0.7154.

(2)
In February 2025, each of our non-employee directors received a grant of 559 RSUs with a grant date fair value of  $107,119 and a grant of 355 DSUs with a grant date fair value of  $68,028, each as shown in the “Share Awards” column. The amount shown for each non-employee director is the grant date fair value of the 2025 awards computed in accordance with GAAP, excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 3 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026.

(3)
None of the non-employee directors received perquisites or other personal benefits in an aggregate amount of  $10,000 or more. We reimburse directors for transportation, lodging and other expenses actually incurred in attending Board and committee meetings and other Company-related events.

The table below shows the aggregate number of unvested share awards (in the form of RSUs and DSUs, as applicable) outstanding for each non-employee director as of December 31, 2025.
NAME	AGGREGATE RESTRICTED SHARE UNIT AWARDS OUTSTANDING AS OF DECEMBER 31, 2025 (#)	AGGREGATE DEFERRED SHARE UNIT AWARDS OUTSTANDING AS OF DECEMBER 31, 2025 (#)
Andrea E. Bertone	279	1,613
Edward E. “Ned” Guillet	279	4,564
Michael W. Harlan	279	4,564
Elise L. Jordan	279	3,058
Cherylyn Harley LeBon	279	738
Susan “Sue” Lee	279	7,589
Carl D. Sparks	279	778
36   2026 Proxy • Waste Connections, Inc.

Board Composition
Non-Employee Director Equity Ownership
Beginning in 2026, non-employee directors are required to hold Common Shares having a market value of at least $550,000, or five times the annual cash retainer. Non-employee directors have five years from the fiscal year end following initial appointment or election to the Board of Directors to accumulate the share ownership prescribed by the guidelines.
For purposes of the calculation, Common Shares deemed “beneficially owned” by the non-employee director within the meaning of the rules of the SEC, as well as DSUs and RSUs subject to time-based vesting held by the non-employee director, are included in the calculation of the amount of the individual’s ownership.
As of the date of this Proxy Statement, with the exceptions of Ms. Bertone, who was appointed to the Board of Directors in November 2022, Ms. LeBon, who was appointed to the Board in August 2024, Mr. Florness who was appointed to the Board in April 2026, and Mr. Sparks, who was appointed to the Board of Directors in March 2024, all non-employee directors exceeded the requirements of our share ownership guidelines. Ms. LeBon and Mr. Sparks have until December 31, 2029 to accumulate the share ownership prescribed by the guidelines. Mr. Florness has until December 31, 2031 to accumulate the share ownership prescribed by the guidelines. Ms. Bertone is not standing for re-election at the Meeting. Non-employee directors held the following Common Shares, DSUs and unvested RSUs as of March 20, 2026, the Record Date.
NAME	COMMON SHARES	DSUS	UNVESTED RSUS	TOTAL	EQUITY OWNERSHIP GUIDELINE MET	DIRECTOR SINCE
Andrea E. Bertone	288	2,047	343	3,021		2022
Daniel L. Florness	—	—	—	—		2026
Edward E. “Ned” Guillet	15,171	4,999	343	20,856		2007
Michael W. Harlan	8,575	4,999	343	14,260		1998
Elise L. Jordan	3,224	3,493	343	7,403		2019
Cherylyn Harley LeBon	698	1,173	343	2,557		2024
Susan “Sue” Lee	12,204	8,024	343	20,914		2014
Carl D. Sparks	728	1,213	343	2,627		2024
Directors’ Deferred Share Unit Plan
DSUs are notional units that have the same value as Common Shares, and therefore have the same upside and downside risk as to value, but do not give the holder voting or other shareholder rights. Awarding DSUs to non-employee directors serves to align the interests of non-employee directors with those of shareholders. DSUs are redeemed and settled for cash or shares, at the discretion of the Company, only when the non-employee director leaves the Board of Directors, and the redemption value of a DSU is equal to the market value of a Common Share at the date of redemption, less applicable withholdings.
Non-employee directors may elect, irrevocably and in advance, to receive all or part of their director and committee chair cash retainers either in cash or DSUs. They may also elect, irrevocably and in advance, to receive up to CAD$150,000 of their upcoming equity grants in RSUs that are settled in Common Shares, with the remainder of such compensation to be received in the form of DSUs. Notional DSUs are credited to an account for each non-employee director and held until the non-employee director leaves the Board of Directors.
DSUs earn dividend equivalents at the same rate as dividends paid on Common Shares. Upon redemption and settlement, DSU holders are credited with additional DSUs that are equivalent in value to the dividends declared on the Common Shares.
Public Company Board Memberships
Under the terms of our Corporate Governance Guidelines and Board Charter, directors who also serve as chief executive officers or in equivalent positions at any company should not serve on more than two boards of public companies in addition to our Board of Directors, and other directors should not serve on more than four other boards of public companies in addition to our Board of Directors.
Additionally, our Audit Committee Charter specifies that directors may not simultaneously serve on the audit committees of more than two other public companies unless our Board of Directors first determines such service will not impair the ability of the director to serve effectively on our Audit Committee. The director biographies list the other public companies for which the Company’s directors serve as directors and the stock exchange on which those issuers are listed.
2026 Proxy • Waste Connections, Inc.   37

Share Ownership
Share Ownership of Five Percent Shareholders
The following table shows ownership information for any person or company known by our directors and executive officers to beneficially own, or control or direct, directly or indirectly, 5% or more of the Common Shares. This information is presented as of the Record Date.
NAME OF BENEFICIAL OWNER	NUMBER OF OUTSTANDING COMMON SHARES BENEFICIALLY OWNED(1)	PERCENT OF CLASS(2)
The Vanguard Group(3)	31,584,815	12.39%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities.

(2)
Based on 254,847,024 Common Shares outstanding as of the Record Date.

(3)
The Common Share ownership of The Vanguard Group is based on a Schedule 13G filed with the SEC on October 31, 2025. The Vanguard Group has sole voting power with respect to zero Common Shares, shared voting power with respect to 3,501,113 Common Shares, sole dispositive power with respect to 27,676,137 Common Shares and shared dispositive power with respect to 3,908,678 Common Shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

38   2026 Proxy • Waste Connections, Inc.

Share Ownership
Share Ownership of the Board of Directors and Corporate Officers
The following table sets forth information known to the Company concerning Common Shares beneficially owned, as of the Record Date, by (i) each director of the Company; (ii) each named executive officer of the Company; and (iii) all corporate officers and directors of the Company as a group. These individuals, both individually and in the aggregate, own less than 1% of our outstanding Common Shares as of the Record Date.
BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	(2)
Ronald J. Mittelstaedt	251,017(3)
Mary Anne Whitney	62,435
James M. Little	37,000(4)
Patrick J. Shea	27,237(5)
Domenico D. “Dan” Pio	9,093
Andrea E. Bertone	288
Daniel L. Florness(6)	—
Edward E. “Ned” Guillet	15,171
Michael W. Harlan	8,575
Elise L. Jordan	3,224
Cherylyn Harley LeBon	698
Susan “Sue” Lee	12,204
Carl D. Sparks	728
ALL CORPORATE OFFICERS AND DIRECTORS AS A GROUP (35 PERSONS)	690,838

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Except as otherwise indicated by footnote, and subject to applicable community property laws, the Company believes that the beneficial owners of the Common Shares, based on information furnished by such owners, have sole investment power and voting power with respect to such Common Shares.

(2)
Common Shares which will become issuable within 60 days after March 20, 2026, pursuant to outstanding RSUs count as outstanding for computing the percentage beneficially owned by the person holding such RSUs, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes 235,959 Common Shares held by Mittelstaedt Enterprises, L.P., of which Mr. Mittelstaedt is a limited partner. Excludes 5,286 Common Shares held by the Mittelstaedt Irrevocable Trust dated 6/18/97 and 55,002 Common Shares held by RDM Positive Impact Foundation as to which Mr. Mittelstaedt disclaims beneficial ownership.

(4)
Includes 12,983 Common Shares held by Mr. Little’s spouse.

(5)
Includes 220 Common Shares held by Mr. Shea’s children.

(6)
Appointed to the Board as of April 1, 2026.

2026 Proxy • Waste Connections, Inc.   39

Proposal 2
Non-Binding Advisory Vote On Named Executive Officer Compensation (“Say-On-Pay”)
How should I vote my shares on Proposal 2?
The Board of Directors unanimously recommends that shareholders VOTE “FOR” this “Say-on-Pay” proposal.
Recommendation
WHAT AM I BEING ASKED TO VOTE ON?
As required by Section 14A of the Exchange Act, we are requesting our shareholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth on pages 41 to 76 of this Proxy Statement. This non-binding advisory vote, commonly referred to as a “say-on-pay” vote, is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement.
Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that, among other objectives, reflects Company performance, job complexity and value of the position, while ensuring long-term retention, motivation and alignment with the long-term interests of our shareholders. In 2025, more than 95% of the Common Shares voted approved of our NEO compensation program.
While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for NEOs.
The Say-on-Pay Proposal may be approved by the affirmative vote of a simple majority (50% plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the Say-on-Pay Proposal in order for it to be approved). You may either vote “FOR” or “AGAINST,” or you may “ABSTAIN” from voting on, the Say-on-Pay Proposal. If you “ABSTAIN” from voting on the Say-on-Pay Proposal, that will have the same effect as a vote “AGAINST” the Say-on-Pay Proposal because those shares are considered to be present and entitled to vote but are not voted.

40   2026 Proxy • Waste Connections, Inc.

Compensation Discussion
and Analysis
Our Named Executive Officers
This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation philosophy and objectives, the elements of our executive compensation program, the key executive compensation decisions made under those programs for 2025, and the factors considered in making those decisions. This CD&A is intended to provide additional context and background for the compensation earned by and awarded to our named executive officers (“NEOs”).
Our NEOs for 2025 consist of the following individuals:
Please see Mr. Mittelstaedt’s biography on page 33.
2026 Proxy • Waste Connections, Inc.   41

Compensation Discussion and Analysis
Mary Anne Whitney
CAREER HIGHLIGHTS

Waste Connections, Inc.
•
Executive Vice President and Chief Financial Officer (February 2021 to present)

•
Senior Vice President and Chief Financial Officer (July 2018 to February 2021)

•
Senior Vice President — Finance (February 2018 to July 2018)

•
Vice President — Finance (March 2012 to February 2018)

•
Director of Finance (November 2006 to March 2012)

Wheelabrator Technologies
•
Served in various finance positions (1990 to 2001)

EDUCATION
•
MBA, Finance, New York University Stern School of Business

•
BA degree, Economics, Georgetown University

PUBLIC COMPANY BOARDS
•
Vestis Corporation (NYSE: VSTS) (2023 to present)

Patrick J. Shea
CAREER HIGHLIGHTS

Waste Connections, Inc.
•
Executive Vice President, General Counsel and Secretary (July 2019 to present)

•
Senior Vice President, General Counsel and Secretary (August 2014 to July 2019)

•
Vice President, General Counsel and Secretary (February 2009 to August 2014)

•
General Counsel and Secretary (February 2008 to February 2009)

•
Corporate Counsel (February 2004 to February 2008)

Brobeck, Phleger & Harrison LLP
•
Corporate and Securities Attorney in San Francisco (1999 to 2003)

Winthrop, Stimson, Putnam & Roberts (now Pillsbury Winthrop Shaw Pittman LLP)
•
Corporate and Securities Attorney in New York and London (1995 to 1999)

EDUCATION
•
JD degree, Cornell University

•
BS degree, Managerial Economics, University of California at Davis

James M. Little
CAREER HIGHLIGHTS

Waste Connections, Inc.
•
Executive Vice President — Engineering and Disposal (July 2019 to present)

•
Senior Vice President — Engineering and Disposal (February 2009 to July 2019)

•
Vice President — Engineering (September 1999 to February 2009)

Waste Management, Inc. (formerly USA Waste Services, Inc., which acquired Waste Management, Inc. and Chambers Development Co. Inc.)
•
Served in various management positions (April 1990 to September 1999), including:

◦
Division Manager in Ohio, responsible for the operations of ten operating companies in the Northern Ohio area

◦
Regional Environmental Manager

◦
Regional Landfill Manager

EDUCATION
•
Certified Professional Geologist

•
BS degree, Geology, Slippery Rock University

Domenico D. “Dan” Pio
CAREER HIGHLIGHTS

Waste Connections, Inc.
•
Senior Vice President — Operations (July 2023 to present)

•
President — Waste Connections of Canada (June 2016 to July 2023)

Progressive Waste Solutions, Ltd.
•
Chief Executive Officer and Chief Integration Officer (January 2016 to June 2016)

•
Executive Vice President, Strategy and Business Development (October 2013 to January 2016)

BFI Canada
•
Vice President and Chief Operating Officer (March 2010 to October 2013)

Waste Management, Inc./Waste Management of Canada (January 2001 to October 2005)
•
Senior Vice President (Waste Management, Inc.)

•
President (Waste Management of Canada)

During his 35-year career in the solid waste industry, Mr. Pio also held senior level positions at USA Waste Services and Laidlaw Waste Systems.
EDUCATION
•
BA degree, Economics, McMaster University

42   2026 Proxy • Waste Connections, Inc.

Compensation Discussion and Analysis
Executive Summary
Our executive compensation program is designed to align the interests of senior management with shareholders by attaching a significant portion of their compensation to our annual operating and financial performance, as well as longer term shareholder returns. We believe that our pay-for-performance philosophy and the design of our executive compensation program strongly supports an environment of continuous improvement and shareholder value creation.
As described in the sections “Compensation Discussion and Analysis — Role of Independent Compensation Consultant” and “Comparator Group Compensation Data”, a review by the Compensation Committee’s independent compensation consultant in October 2025 concluded that, in aggregate, our targeted total direct compensation (“TDC”) for our NEOs was between the 25th and 50th percentile of the Comparator Group (as defined below). It was also noted our annualized TSR was above the 50th percentile for the ten-year measurement period ending June 30, 2025, when compared to the Comparator Group.
Financial Highlights
Waste Connections delivered another year of differentiated operating and financial performance in 2025, led by outsized margin expansion in solid waste from price-led organic growth, while also completing above-average amounts of private company acquisition activity totaling approximately $330 million in annualized revenue during the year. Revenue grew 6.1% from the prior year to $9.467 billion, despite the combined impact of lower commodities, the closure of an operating facility at the end of 2024 and lower foreign exchange rates. Adjusted EBITDA(6) margin expanded by 50 basis points year over year to 33.0%, resulting in adjusted EBITDA(6) of  $3.125 billion, up 7.7% from the prior year and adjusted free cash flow(6) of  $1.259 billion, or 13.3% of revenue and 42.0% of adjusted EBITDA(6). Excluding the impact of lower commodities, adjusted EBITDA margin expanded by 100 basis points year over year.
Along with our ongoing reinvestment in the business, we deployed over $2.2 billion for capital expenditures and acquisitions to maintain and strategically expand our business, while preserving balance sheet strength and flexibility for continuing growth. We also delivered record levels of  $839.3 million in return of capital to shareholders, including share repurchases of over $500 million. We also increased our regular quarterly cash dividend by 11.1% in October 2025 to $0.35 per Common Share, the fifteenth consecutive year of double-digit growth in our cash dividend since its commencement in 2010.
Most importantly, we delivered a third consecutive year of improvements in safety, employee retention and engagement, all of which contributed to our financial performance in 2025 and which we believe will continue to pay benefits in 2026 and beyond.
For our shareholders, 2025 marked another year of positive returns, our 21st increase over the past 22 years, extending our track record of outperformance as compared to the DJ Waste Index, the S&P 500 and the TSX 60 over the ten-year period ended December 31, 2025
A more detailed description of the Company’s fiscal year 2025 operating and financial performance can be found on pages 52 to 76 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026.

(7)
See the inside of the front cover for the footnote on non-GAAP financial measures.

2026 Proxy • Waste Connections, Inc.   43

Compensation Discussion and Analysis
Compensation Philosophy and Objectives
Our Compensation Committee’s philosophy with respect to the compensation of the NEOs does not differ materially from its philosophy regarding other executive and corporate officers. The Committee believes compensation paid to NEOs should closely align with our performance on both a short-term and long-term basis, be linked to specific, measurable results intended to create value for shareholders, and assist us in attracting and retaining key officers critical to our long-term success.
In establishing compensation for NEOs, the Compensation Committee’s objectives are to:

Attract and Retain Talent	Align with Shareholder Interests	Award Performance	Sustain Growth	Achieve Balance
• Attract and retain individuals with superior leadership ability and managerial talent by providing competitive compensation and rewarding outstanding performance.	• Ensure that NEO compensation is aligned with our corporate strategies, business objectives and the long-term interests of our shareholders.	• Provide an incentive to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance measures in these areas.	• Create an incentive for sustained growth.	• Provide a balanced approach to compensation policies and practices, which does not promote excessive risk-taking.
Our overall executive compensation program is structured to attract and retain highly qualified executive and corporate officers by paying them competitively and consistent with our success. We believe that the compensation structure should ensure that a significant portion of pay directly relates to the performance of our Common Shares and other factors that directly and indirectly influence shareholder value.
Accordingly, our approach to compensation is to provide:
•
base salary;

•
an annual performance-based incentive opportunity tied to goals that link NEO compensation to our annual operating and financial performance; and

•
long-term equity grants intended to align NEO compensation with shareholder returns and financial performance over a longer period and to aid in retention.

Each year, the Compensation Committee allocates total compensation for the Company’s NEOs between cash and equity based on comparisons with other companies and the Compensation Committee’s judgment.
44   2026 Proxy • Waste Connections, Inc.

Compensation Discussion and Analysis
The following is a summary of some of the key points of our executive compensation program.
We emphasize pay-for-performance.
We believe a significant portion of our executive officers’ compensation should be variable and at risk and tied to our measurable performance. The Compensation Committee has designed our executive compensation program so that total compensation is earned largely based on attaining multiple, pre-established financial performance measures.

We believe that our compensation program is strongly aligned with the long-term interests of our shareholders.
We believe that equity awards comprised of PSUs and RSUs serve to align the interests of our executive officers with those of our shareholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program.

We believe that we provide competitive pay opportunities that are intended to reflect best practices.
The Compensation Committee periodically reviews our executive compensation program with the intent to provide competitive pay opportunities, reflect best practices and further align pay with performance.

We updated the performance-based metrics for our PSUs to include ESG and sustainability targets.
Incentive compensation under our PSUs is based on the Company’s achievement of established financial objectives over the three-year performance period and, beginning in 2021, continuous improvement towards the Company’s ESG and sustainability targets, as well as a relative TSR modifier component, for vesting hurdles to further enhance the existing link between executive compensation and Company performance. PSUs constitute 50% of total equity compensation.

We maintain share ownership guidelines.	Our executive officers are expected to hold Common Shares with a value equal to a multiple of their base salaries, including five times base salary for our President and CEO.
We are committed to having strong governance standards with respect to our compensation program, procedures and practices.
The Compensation Committee periodically retains an independent compensation consultant to provide it with advice and guidance on the Company’s executive compensation program design and to evaluate our executive compensation. The Compensation Committee oversees and periodically assesses the risks associated with our Company-wide compensation structure, policies and programs to determine whether such programs encourage excessive risk taking. We also have adopted share ownership guidelines for the members of the Board of Directors in addition to those for executive officers, and anti-hedging/pledging policies.

2026 Proxy • Waste Connections, Inc.   45

Compensation Discussion and Analysis
Executive Compensation Program Best Practices
Our executive compensation program includes features we believe drive performance and excludes features we believe do not serve our shareholders’ long-term interests. The table below highlights some of the “Best Practices” featured in our compensation program, as well as the “Problematic Pay Practices” that we have excluded.
WHAT WE DO	WHAT WE DON’T DO

•
PAY FOR PERFORMANCE. Our NEOs receive the majority (approximately 88% for the President and CEO, and approximately 79% for other NEOs, in 2025) of their TDC in performance-based compensation, which is contingent on Company and individual performance.

•
RATIO OF PSUS TO TOTAL EQUITY COMPENSATION AT 50%. Our NEOs receive 50% of their long-term equity compensation as PSUs, with payout contingent upon Company performance over a multi-year period.

•
RELEVANT PERFORMANCE METRICS. Our annual incentive and equity- based compensation programs include performance metrics meant to drive long-term shareholder value creation.

•
ESG METRICS. We have incorporated ESG and sustainability targets into equity-based compensation programs since 2021.

•
RECOUPMENT POLICY. We maintain a clawback policy that permits our Board of Directors to seek the forfeiture or repayment of certain incentive compensation paid to an NEO or other corporate officer in certain circumstances.

•
ANNUAL SAY-ON-PAY PROPOSAL. We provide our shareholders an annual opportunity to vote, on a non-binding, advisory basis, on the compensation of our NEOs.

•
USE OF PEER GROUP DATA AND TALLY SHEETS. We utilize tally sheets annually when making executive compensation decisions, and periodically review compensation data relative to our comparator group of companies.

•
SHARE OWNERSHIP GUIDELINES. Our NEOs and other corporate officers are expected to hold Common Shares with a value equal to a multiple of their base salaries.

•
CONSERVATIVE USE OF EQUITY GRANTS. Our annual equity grants have averaged less than 0.30% of outstanding shares over the last five fiscal years.

•
RISK ASSESSMENT. Our corporate officers’ compensation program has been designed, and is periodically reviewed, to ensure that it does not encourage inappropriate risk-taking.

•
NO COMPENSATION GUARANTEES. Our NEO employment agreements do not provide for guaranteed base salary increases, minimum bonuses or annual equity awards.

•
NO “SINGLE TRIGGERS.” Our President and CEO and other executive officers, as defined under applicable Canadian securities laws, have employment agreements that contain “double-trigger” change in control severance provisions.

•
NO DIVIDENDS ON UNVESTED EQUITY AWARDS. We do not pay ordinary dividends on unvested time-based equity awards. For our PSUs, dividend equivalents are paid in cash, without interest, only when and to the extent the PSUs become vested.

•
NO DISCOUNTING, RE-PRICING OR BUYOUT PROVISIONS. We expressly prohibit the discounting of share options and the re-pricing or cash buyouts of underwater share options.

•
NO HEDGING OR PLEDGING OF SECURITIES. NEOs, corporate officers, and directors are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares. In addition, these individuals may not pledge Common Shares as collateral unless preauthorized to do so in certain limited situations.

Pay for Performance Compensation Mix
Our executive compensation program is designed to reward our NEOs and other corporate officers for achieving strong operational performance and delivering on the Company’s strategic initiatives, both of which are important to the long-term success of the Company. Based on the Company’s long-term and consistent record of strong financial performance and superior shareholder returns, our compensation program has remained relatively unchanged over the years.
The Compensation Committee believes a significant portion of the compensation of our NEOs should be aligned with our shareholders’ interests and directly linked to measurable performance. To evaluate the proportion of performance-based compensation for our NEOs, the Compensation Committee looks at recurring compensation by examining the TDC earned by our NEOs. TDC is calculated by adding base salary, actual cash annual incentives paid and the grant date fair value of share awards, each as reported in our Summary Compensation Table. It excludes indirect compensation reported under the “All Other Compensation” column of our Summary Compensation Table.
46   2026 Proxy • Waste Connections, Inc.

Compensation Discussion and Analysis
In 2025, At-Risk Compensation, comprised of cash incentives and equity-based compensation, made up approximately 88% of the TDC of our President and CEO and 79% of the combined TDC of our other NEOs.
Say-on-Pay

We provide our shareholders with an opportunity to cast an annual, non-binding advisory vote with respect to our NEO compensation, as disclosed herein, referred to as the Say-on-Pay Proposal. In 2025, more than 95% of the Common Shares voted approved of our NEO compensation program. Our Compensation Committee and the Company viewed these results as a strong indication that our shareholders support our executive compensation policies and practices. Given consistently high levels of shareholder support, the Compensation Committee decided to retain the core design of our executive compensation program for fiscal 2025.

Approach to Compensation
Role of the Compensation Committee
The Compensation Committee has the primary authority for the consideration and determination of the cash and equity compensation we pay our executive and corporate officers. The Compensation Committee also makes recommendations to the Board of Directors concerning cash and equity-based compensation and benefits for non-employee directors. To aid the Compensation Committee, the CEO meets with the Compensation Committee and provides recommendations annually regarding the compensation of the other NEOs and corporate officers. However, the Compensation Committee is not bound to follow the CEO’s recommendations. Pursuant to its charter, the Compensation Committee has the authority to engage its own independent advisors to assist in carrying out its duties. The Compensation Committee holds executive sessions not attended by any members of management or employee directors.
2026 Proxy • Waste Connections, Inc.   47

Compensation Discussion and Analysis
The Compensation Committee meets in the first quarter of each fiscal year to review and approve:

•
The achievement of financial performance goals for the prior fiscal year and, if applicable, a multi-year period;

•
Performance-based compensation, if earned, based on such achievement for the prior fiscal year and, if applicable, a multi-year period;

•
Annual equity-based compensation grants;

•
Financial goals for performance-based awards; and

•
The level and mix of NEO compensation for the current fiscal year.

In determining the base salary, performance-based compensation and long-term equity-based compensation levels for the NEOs, the Compensation Committee considers:
(1)
the compensation structure and practices of companies that it believes are the Company’s leading competitors in the solid waste industry;

(2)
the Comparator Group, which consists of companies (most of which operate outside the solid waste industry) with comparable financial profiles; and

(3)
its own judgment as to an appropriate level of compensation for a company of our size and financial performance. From time to time, the Compensation Committee uses compensation consultants and comparator group analyses from third parties to assess our compensation components.

For 2025, the Compensation Committee maintained the percentage of PSU awards as a proportion of total equity compensation at 50%.
In setting compensation for 2025, the Compensation Committee considered a tally sheet that included, for each NEO and other corporate officers:
•
current base salary;

•
salary paid in the prior year;

•
bonus percentage;

•
cash bonus paid for the prior year;

•
RSUs and PSUs granted in the prior year;

•
dollar amount of 401(k) and Nonqualified Deferred Compensation Plan matches in the prior year;

•
payments and reimbursements for various expenses that could be considered perquisites; and

•
value of unvested RSUs and PSUs as of the end of the prior year.

In determining the amount of compensation for the NEOs, the Compensation Committee does not consider amounts realized from prior equity-based compensation grants because the Compensation Committee seeks to provide compensation that takes into account the cost of replacing the NEO on a market competitive basis and what is equitable based on our performance. We believe that, to some extent, appreciation reflected in the amounts realized from prior equity-based compensation grants confirms the Compensation Committee’s success in aligning compensation with our shareholders’ interests.
Exercise of Discretion in Executive Compensation Decisions
As a risk mitigation provision, the Compensation Committee has complete discretion to withhold all or a portion of payments pursuant to any of our incentive compensation plans irrespective of whether we or the NEOs have successfully met the goals set under those plans.
Role of Independent Compensation Consultant
The Compensation Committee periodically retains Pearl Meyer to:
•
provide market data and information regarding market practices and trends;

•
assess the competitiveness of our executive compensation program;

•
compare our performance relative to a Comparator Group;

•
assist with the development of the Compensation Discussion and Analysis in this Proxy Statement; and

•
provide analysis on our non-employee director compensation.

The Compensation Committee retains Pearl Meyer directly, supervises all work assignments performed by the firm, and reviews and approves all work invoices received for payment. As required under Item 407(e)(3) of Regulation S-K, the Compensation Committee annually
48   2026 Proxy • Waste Connections, Inc.

Compensation Discussion and Analysis
assesses whether the work of Pearl Meyer raises any conflict of interest. No conflict of interest was determined to exist with respect to Pearl Meyer’s services as a compensation consultant during the last fiscal year.
Comparator Group Compensation Data
The Compensation Committee periodically analyzes the compensation practices of a comparator group of companies (the “Comparator Group”) to assess our competitiveness with the market. In doing so, it takes into account factors such as the relative size and financial performance of those companies and factors that differentiate us from them.
Criteria used for establishing the Comparator Group include:
(1)
organization size, with financial characteristics such as revenue, free cash flow, capital expenditures, EBITDA, market capitalization or enterprise value similar to those of the Company;

(2)
country of domicile, including Canada and the United States; and

(3)
industry, including companies in the environmental, facilities and diversified support services, transportation, oil and gas equipment and services, distribution, and construction materials industries. Due to limited peers in Canada, the industry criteria were broader for Canadian companies.

The Compensation Committee independently retained Pearl Meyer in October 2024 to review the compensation of the Company’s NEOs against the Comparator Group and survey information of similarly sized organizations. As part of that review, the Compensation Committee referred to the following Comparator Group:
COMPANY	2025 FISCAL YEAR REVENUE ($MIL)	12/31/2025 MARKET CAPITALIZATION ($MIL)	2025 FISCAL YEAR- END TOTAL EMPLOYEES
Waste Connections Inc.(1)	$9,467	$44,825	24,214
Cintas Corporation	10,340	75,201	48,300
CSX Corporation	14,092	67,498	23,000
Fastenal Company	8,201	46,071	24,489
Fortive Corporation	4,159	17,535	10,000
J.B. Hunt Transport Services, Inc.	11,999	18,505	31,750
Martin Marietta Materials, Inc.	6,150	37,551	9,600
Norfolk Southern Corporation	12,180	64,785	19,300
Old Dominion Freight Line, Inc.	5,496	32,787	20,591
Republic Services, Inc.	16,591	65,606	42,000
Rollins, Inc.	3,761	28,879	21,946
United Rentals, Inc.	16,099	51,497	28,500
Vulcan Materials Company	7,941	37,686	11,172
Waste Management, Inc.	17,942	47,980	25,000
W.W. Grainger, Inc.	25,204	88,514	60,500

(1)
Presented for reference. Not included in the Comparator Group.

Pearl Meyer concluded that, in aggregate, the Company’s targeted TDC for the NEOs was between the 25th percentile and 50th percentile of market comparables. It was also noted that our historic ten-year TSR was above the median of our peers when compared to the Comparator Group.
The Compensation Committee also independently retained Pearl Meyer in October 2025 to review the compensation of the Company’s NEOs against the same Comparator Group as well as survey information of similarly sized organizations and concluded that the pay positioning of the Company’s targeted TDC for the NEOs and the CEO was approximately the same when compared to the October 2024 analysis, and our TSR was above the 50th percentile for the ten-year measurement period ending September 30, 2025, when compared to the Comparator Group.
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Compensation Discussion and Analysis
Elements of Compensation
Our Compensation Committee believes that a significant portion of the compensation of our NEOs should align with our shareholders’ interests and be directly linked to performance. While the exact pay mix of our NEOs’ total compensation (base salary, annual incentives, and equity-based compensation) is not specifically determined, the Compensation Committee generally targets annual incentives and equity-based compensation for our NEOs to constitute between 70% and 80% of TDC, assuming target level payouts are achieved; this is consistent with the market consensus data for the Comparator Group provided by Pearl Meyer in 2024 and 2025.
In aggregate for the NEOs relative to levels of compensation of the Comparator Group, 2025 base salaries were approximately aligned with the 25th percentile. Target annual incentives, total cash, long-term incentives and target TDC fell between the 25th and 50th percentile. The Compensation Committee has complete discretion to determine compensation levels.
Base Salary
Our compensation program includes base salaries to compensate the NEOs and other corporate officers for services rendered each year. Base salaries provide a secure base of compensation that is not dependent on our performance and is an amount that recognizes the role and responsibility of each NEO and other corporate officer, as well as such officer’s experience, performance and contributions. We also believe this element is beneficial in attracting and retaining high-performing and experienced corporate officers.
The Compensation Committee considers base salary increases for the NEOs and other corporate officers annually. Base salary decisions generally reflect the Compensation Committee’s consideration of our Comparator Group data and subjective factors including an officer’s experience and past performance. The Compensation Committee approved the following annualized base salaries for our NEOs effective February 1st of each year:
NAME	2024 BASE SALARY ($)	2025 BASE SALARY ($)	% INCREASE/ DECREASE
Ronald J. Mittelstaedt	1,133,000	1,178,000	4.0%
Mary Anne Whitney	605,000	640,000	5.8%
Patrick J. Shea	545,000	564,000	3.5%
James M. Little	500,000	518,000	3.6%
Domenico D. “Dan” Pio	524,384	564,986	7.7%
In determining 2026 base salaries for our NEOs, the Compensation Committee increased Ms. Whitney’s base salary by 4.7% and increased Messrs. Little’s, Mittelstaedt’s, Pio’s and Shea’s base salaries by 2.5% to 3.0%, effective February 1, 2026.
Annual Incentives: Management Incentive Compensation Program
Our compensation program includes an annual cash incentive award to reward NEOs and other corporate officers based on our performance and the individual executive’s contribution to that performance. Under our Management Incentive Compensation Program (the “MICP”), which is administered pursuant to the 2016 Plan, each participant has an opportunity to earn an annual incentive based on a targeted percentage of the participant’s annual base salary. The objective of the annual incentive is to encourage participants to manage the Company to achieve financial performance targets based on budgeted revenue. Amounts payable under the MICP for 2025 were calculated based on each NEO’s base salary as of February 1, 2026.
Under the MICP, the NEOs and other corporate officers of the Company are eligible to receive annual incentives. For 2025, the target annual incentives as a percentage of salary for the NEOs were as follows:
NAME	TARGET INCENTIVE (AS A % OF BASE SALARY)
Ronald J. Mittelstaedt	160%
Mary Anne Whitney	100%
Patrick J. Shea	100%
James M. Little	100%
Domenico D. “Dan” Pio	80%
In 2025, each NEO had the opportunity to earn up to 200% of such person’s target annual incentive based on our achievement of certain targeted levels of financial performance established by the Compensation Committee and (other than with respect to Mr. Mittelstaedt) based on the recommendations of the CEO.
The Compensation Committee adopted the performance targets for the fiscal year in February 2025. Our performance was compared to target levels of:
(1)
EBITDA, weighted at 20%;

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Compensation Discussion and Analysis
(2)
operating income, or EBIT, weighted at 20%;

(3)
operating income as a percentage of revenue, or EBIT Margin, weighted at 30%; and

(4)
net cash provided by operating activities as a percentage of revenue, or CFFO Margin, weighted at 30%.

Payouts are determined based on our weighted average achievement relative to each metric (the “multiplier”). Because the Compensation Committee believes the operating budget adopted by our Board of Directors is a compilation of stretch goals set for each operating location, the targeted performance goals reflect a percentage or factor of the final budget, consistent with the prior year, as set forth below.
	WEIGHTING	ORIGINAL 2025 BUDGET	2025 FACTOR	2025 TARGETED PERFORMANCE GOAL
EBITDA		$3,159.3M	95.0%	$3,001.3M
EBIT		$1,891.0M	95.0%	$1,796.5M
EBIT Margin		19.9%	N/A	18.9%
CFFO Margin		26.3%	96.0%	25.2%
Under the terms of the MICP, the Compensation Committee, in its complete and sole discretion, may adjust the targeted performance goals if an acquisition, significant new contract or extraordinary event results in a significant impact to the goals. For these purposes, the Compensation Committee determines operating income, or EBIT, primarily by adjusting for any gains or losses on disposal of assets, and determines EBITDA by adding depreciation, amortization and closure/post-closure accretion to operating income, both generally consistent with the Company’s approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. The Compensation Committee chose these measures of performance because they are widely used by investors as valuation measures in the solid waste industry and because the targeted goals encourage improving free cash flow and returns on invested capital.
The Company’s cumulative performance relative to target is calculated as a weighted average and treated as a multiplier. The multiplier is applied to the target payout so that if the Company achieved 100% of its targets, the participants would receive 100% of their annual incentives. Participants may earn from 0% up to a maximum of 200% of their targeted annual incentives, based on their position, in accordance with the following sliding scale, which illustrates the interpolation of payouts within the ranges:
Payments under this program are contingent on continued employment at the time of payout, subject to the terms of any applicable employment agreements.
2025 ADJUSTED TARGET GOALS AND RESULTS
In February 2026, the Compensation Committee adjusted the targets and results for 2025 primarily to reflect the impact of certain acquisitions and divestitures, impairments and other items, and proceeds from the disposal of assets. Adjustments are generally consistent
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Compensation Discussion and Analysis
with the Company’s approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. Adjusted targeted performance goals and results, and the corresponding target achievement percentages for 2025, are shown below.
	ADJUSTED TARGET(1)	ADJUSTED RESULTS(1)	ACTUAL RESULTS AS % OF TARGET	WEIGHTING	TARGET ACHIEVEMENT
EBITDA	$3,058.20M	$3,113.5M	101.8%	20%	20.4%
EBIT	$1,832.5M	$1,833.4M	100.1%	20%	20.0%
EBIT Margin	19.0%	19.4%	102.5%	30%	30.7%
CFFO Margin	25.2%	26.8%	106.4%	30%	31.9%
OVERALL ACHIEVEMENT					103.0%

(1)
The Compensation Committee adjusted the targets and results for 2025 to reflect the impact of certain acquisitions and divestitures, impairments and other items, including the Chiquita Canyon Landfill closure-related outlays, and proceeds from disposal of assets.

Annual incentives earned for each participant were calculated pursuant to the interpolated sliding scale shown above. Based on the calculations, the Company achieved a weighted average of 103% of our NEOs’ targeted performance goals in 2025, resulting in the achievement of 160% of eligible targets. The results reflect the strength of execution to drive outperformance during 2025 from outsized margin expansion from price-led solid waste organic growth, integration of acquisitions and disciplined operating execution in spite of a decline in commodity-related revenues during 2025.
Annual incentives earned and paid as a percentage of each participant’s eligible base salary, as well as incentives paid as a percentage of incentives earned, are shown below.
NAME	EARNED INCENTIVE % OF ELIGIBLE BASE SALARY(1)	MANAGEMENT RECOMMENDED PAID INCENTIVE % OF ELIGIBLE BASE SALARY(1)	INCENTIVE PAID AS % EARNED
Ronald J. Mittelstaedt	256%	256%	100%
Mary Anne Whitney	160%	160%	100%
Patrick J. Shea	160%	160%	100%
James M. Little	160%	160%	100%
Domenico D. “Dan” Pio	128%	128%	100%

(1)
Calculated based on each NEO’s base salary in effect on February 1, 2026.

Further disclosure regarding the actual annual incentive amounts earned by the NEOs for 2025 under the MICP is located in the “Non- Equity Incentive Plan Compensation” column of the Summary Compensation Table.
In lieu of paying an annual incentive in cash, the Compensation Committee, in its complete and sole discretion, may choose to pay the annual incentive in RSUs issued under the 2016 Plan or any succeeding plan we adopt. All 2025 annual incentives paid pursuant to the MICP were paid in cash.
In February 2026, the Compensation Committee certified the 2025 results for the MICP and approved our 2026 MICP under the 2016 Plan.
Long-Term Incentives: Equity-Based Compensation
We believe that equity ownership in the Company ties executive compensation to the performance of Common Shares and creates an incentive for sustained growth, superior shareholder returns and employee retention. This investment provided to NEOs and other corporate officers coupled with multi-year vesting periods or performance-based metrics serves to enhance retention and corporate culture, both of which are instrumental to the future success of the Company and the long-term interests of our shareholders.
Each year, the Compensation Committee, after consultation with the CEO, assesses our performance and the performance of each of the NEOs and other corporate officers during the most recently completed fiscal year. Based on the Compensation Committee’s subjective review of the prior year’s performance and with a focus on maintaining a competitive market level of compensation, each NEO and other corporate officer receives a grant of PSUs and RSUs under the 2016 Plan.
While staying competitive with the market is an overall guideline, individual target opportunities may vary based on the Compensation Committee’s consideration of other factors, as discussed above. The equity-based compensation targets in 2025 were 500% of eligible base salary for Mr. Mittelstaedt, 225% for Ms. Whitney and Messrs. Shea and Little, and 170% for Mr. Pio. PSUs (at target) constituted 50% of the total equity grant awarded, and RSUs constituted the remaining 50%. See “Grant of Plan Based Awards in Fiscal Year 2025” table for additional detail regarding equity awards granted to each of the NEOs in 2025.
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Compensation Discussion and Analysis
For 2026, the total equity-based compensation targets were set as follows: for Mr. Mittelstaedt, 500% of his base salary; 225% for Ms. Whitney and Messrs. Shea and Little; and 170% for Mr. Pio. PSUs (at target) constituted 50% of the total equity grant awarded, and RSUs constituted the remaining 50%.
RESTRICTED SHARE UNITS
The Compensation Committee believes that the use of RSU awards reduces the overall compensation cost to us compared to the cost of granting share options at levels intended to convey similar value and offers our NEOs a competitive and more stable equity-based compensation. RSU awards provide our NEOs and other corporate officers with the opportunity to share in the success of the Company. RSU awards vest in equal increments annually over four years and three years for U.S. and Canadian employees, respectively. Upon vesting of the RSU awards, the participant receives Common Shares equal to the number of RSUs that vested (or, in our discretion, the cash equivalent), less any shares (or cash, if applicable) withheld and used to pay withholding taxes and other source deduction amounts. There are no dividend equivalents paid on outstanding RSUs during the vesting period, and RSUs do not carry voting rights or any other rights of a shareholder.
PERFORMANCE SHARE UNITS
In 2014, the Compensation Committee introduced performance-based restricted share units, or PSUs, which are awards subject to three- year performance hurdles to further enhance the link between executive compensation and our performance. Performance goals for the three-year performance period are recommended by management based on our historical performance, current projections and trends.
The Compensation Committee reviews management’s recommendations (including a discussion of associated risks), determines appropriate revisions, and once satisfied with the degree of difficulty associated with goal achievement, approves the goals for each performance period during the first quarter of the performance period. The Compensation Committee seeks to establish goals for which the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant.
For the annual award in February 2025, the Compensation Committee provided that, for the 2025-2027 performance period, each participant can earn up to 200% of the target number of PSUs based on achievement of three metrics: a return on invested capital (“ROIC”) improvement goal, weighted at 50%, a free cash flow per share (“FCFPS”) growth goal, weighted at 50%, and supplemental ESG target goals, as described in greater detail below. The Compensation Committee selected the ROIC and FCFPS metrics because it believes they are critical drivers of sustained value creation over the longer term and align with the interests of shareholders. The addition of ESG and sustainability targets was made in 2021 following the adoption of long-term, aspirational targets for achievement of sustainability-related goals, which have been expanded and updated over time.
The table below shows the required achievement of ROIC improvement and FCFPS growth performance measures and the corresponding potential payouts under our PSUs granted in 2025 using annual measurements to calculate three-year achievement against thresholds (as interpolated and pro-rated) for each of the three years.
	3-YEAR ROIC IMPROVEMENT	ANNUAL FREE CASH FLOW/SHARE GROWTH
Threshold (0% payout)	25 basis points	2.0%
Minimum (50% of target payout)	75 basis points	4.0%
Target (100% payout)	125 basis points	6.0%
200% Achievement (200% payout)	175 basis points	10.0%
Maximum (300% payout)	225 basis points	14.0%
In addition, the ESG component provides for progress towards achieving each of eight long-term ESG and sustainability targets over the three-year period, with payment of 2% per target per year.
Notwithstanding the foregoing, as noted above, the maximum each participant can earn under the ROIC, FCFPS and ESG metrics is 200% of the target number of PSUs.
However, a relative TSR performance metric may also increase the number of PSU awards earned. Performance with respect to the TSR modifier is calculated based on the Company’s performance relative to the S&P 500 Index for each of the twelve quarters during the 3-year performance period. The Compensation Committee believes this calculation of TSR prevents the overweighting of anomalous events at the beginning or end of a multi-year measurement period. Moreover, any incremental payout associated with this modifier begins to accrue only if the Company’s average relative TSR is above the 50th percentile of the peer group, as described below.
Each participant can earn 112.5% of the achieved amount if the Company’s relative TSR measured against the S&P 500 companies is between the 50th and 75th percentile and 125% of the achieved amount if the Company’s relative TSR measured against the S&P 500 companies is above the 75th percentile. Consequently, taking into account the relative TSR modifier, the total payouts under the PSUs can reach up to 250% of the target award.
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Compensation Discussion and Analysis
At the end of a three-year performance period, the Compensation Committee will certify the performance results and percentage payout, as well as the resulting final number of PSUs earned by each participant, if any. There are no dividends paid on outstanding PSUs during the vesting period, but dividend equivalents on the number of PSUs that ultimately vest will accumulate, and a dividend equivalent payment will be payable to each participant on the settlement date without interest. Upon vesting of the PSUs, in addition to receiving the number of Common Shares determined in accordance with the payout calculation, the participant will receive a cash payment equal in value to the total dividends that would have been paid on the number of Common Shares that vest. PSUs do not carry voting rights or any other rights of a shareholder.
Payout for the 3-Year Performance Period Ended December 31, 2025
In February 2026, the Compensation Committee certified the results of the 2023-2025 PSUs granted under our 2016 Plan (the “2023 PSUs”). The 2023 PSUs were subject to a 3-year performance period that ended December 31, 2025, and the number of Common Shares that could have become earned and vested ranged from 0% to a maximum of 200% of the number of performance units granted in 2023, subject to a potential TSR modifier. Performance measures for the 2023 PSUs included: (i) growth of adjusted free cash flow per share, (ii) absolute improvement in ROIC, and (iii) progress towards achieving each of the eight long-term ESG and sustainability targets over the three-year period.
Each goal was judged on a 0% to 200% performance scale, with each financial metric calculated annually and weighted at 50.0% when calculating overall Company performance for purposes of determining the number of earned Common Shares. Adjusted free cash flow per share was calculated for each year using adjusted free cash flow divided by the number of shares outstanding, with the calculation of adjusted free cash flow generally consistent with the Company’s approach to reporting non-GAAP measures in its earnings releases and filings with the SEC and applicable securities commissions or similar regulatory authorities in Canada. The ROIC improvement measure set a target increase in ROIC for the Company to achieve over the 3-year performance period, which was pro-rated for determining targeted annual achievement. ROIC for each year was then calculated using after tax net operating profit before amortization of intangibles, divided by average invested capital (generally determined by taking the average of invested capital at the end of the year and invested capital at the end of the prior year).
The Compensation Committee determined that annual adjusted free cash flow per share growth increased by above target levels during two of the three years of the measurement period, with one year below threshold, resulting in achievement percentage of 92.5%. Similarly, ROIC increased in two of the three years, including one year above 200% achievement, resulting in achievement percentage of 94.1%. Applying these annual calculations and weighting each metric at 50%, as provided in the plan design, resulted in an achievement percentage of 93.3%.
ESG metric progress for the eight applicable targets included four metrics improving in all three years, three metrics improving in two of three years, and one metric improving in one of three years, resulting in supplemental achievement of 38%. In addition, the TSR modifier applied was 6.25% based on the Company’s performance relative to the S&P 500 during the twelve quarters of the measurement period.
The resulting combined weighted average achievement, further adjusted for the TSR modifier, was 139.5% of the target grant amount. Please refer to the CD&A Appendix at the end of this CD&A on page 58 for details regarding the calculation of our results for the years 2022 through 2025 for the adjusted free cash flow per share measure and the ROIC improvement measure.
The target amount of 2023 PSUs for each participant and number of Common Shares earned for the 2023-2025 performance period are shown below.
NAME	TARGET AMOUNT OF PSUS	COMMON SHARES EARNED	COMMON SHARES EARNED AS % TARGET
Ronald J. Mittelstaedt(1)	9,602	13,395	139.5%
Mary Anne Whitney	4,513	6,296	139.5%
Patrick J. Shea	4,050	5,650	139.5%
James M. Little	3,664	5,111	139.5%
Domenico D. “Dan” Pio	2,180	3,041	139.5%

(1)
The amounts shown for Mr. Mittelstaedt consist of two awards made in 2023. The first award, made on February 17, 2023, in connection with Mr. Mittelstaedt’s service as Executive Chairman of the Board of Directors, had a target amount of 1,836 Common Shares and resulted in 2,561 Common Shares earned. A supplemental award, made on May 12, 2023, in connection with Mr. Mittelstaedt’s appointment as President and Chief Executive Officer, had a target amount of 7,766 Common Shares and resulted in 10,834 Common Shares earned.

Other Benefits and Compensation Information
We provide certain limited benefits to our employees, including the NEOs, to fulfill business purposes. In general, these benefits make up a small percentage of total compensation for the NEOs.
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Compensation Discussion and Analysis
401(k) Plan
The NEOs are entitled to participate in a Company-sponsored 401(k) profit sharing plan on the same terms as all of our U.S. employees. We make matching contributions of 100% of every dollar of a participating employee’s pre-tax and Roth contributions until the employee’s contributions equal five percent of the employee’s eligible compensation, subject to certain limitations imposed by the Internal Revenue Code, or the IRC. Employees are eligible to participate in the 401(k) plan beginning on the first day of the month following the completion of sixty days of employment. Matching contributions are subject to certain deferral limitations imposed by the IRC on 401(k) plans and, when made, are 100% vested.
Deferred Compensation Plan
We provide NEOs and certain other highly compensated employees the opportunity to defer receiving income until a scheduled in-service date or after they terminate their employment. This offers tax advantages by deferring taxation on the deferred compensation until the distribution date. We make a matching contribution of 100% of every dollar of a participating employee’s pre-tax eligible contributions until the employee’s contributions equal five percent of the employee’s eligible compensation, less the amount of any match we make on behalf of the employee under the Company-sponsored 401(k) plan. Matching contributions are subject to certain deferral limitations imposed by the IRC on 401(k) plans and, when made, are 100% vested. The deferred compensation plan is described under the heading “Nonqualified Deferred Compensation in Fiscal Year 2025.”
Employee Share Purchase Plan
On February 11, 2020, the Board of Directors adopted the 2020 Employee Share Purchase Plan (the “ESPP”), which was approved by the Company’s shareholders on May 15, 2020. Under the ESPP, qualified employees (i.e., all full time employees of the Company, including NEOs) may elect to have payroll deductions withheld from their eligible compensation on each payroll date in amounts equal to or greater than one percent (1%) but not in excess of ten percent (10%) of eligible compensation in order to purchase Common Shares under certain terms and subject to certain restrictions set forth in the ESPP. The exercise price is equal to 95% of the closing price of the Company’s common shares on the last day of the relevant offering period, subject to certain restrictions.
The maximum number of Common Shares that may be issued under the ESPP is 1,000,000, subject to adjustment in accordance with the terms of the ESPP. Common Shares issued or delivered under the ESPP may be Common Shares that are authorized and unissued or Common Shares that were reacquired by the Company, including Common Shares purchased in the open market on behalf of the applicable participant. If Common Shares are acquired on the open market, the Company is responsible for funding the difference between the acquisition cost of such Common Shares and the option price payable from the participant’s contributions.
Executive Security
For reasons of safety, security, and efficiency, the Compensation Committee encourages our CEO to use the Company’s aircraft for personal travel. Beginning in fiscal 2026, the Company adopted a new aircraft usage policy that will provide the CEO with an annual allowance of up to $200,000 for personal use of the aircraft, measured by the aggregate incremental cost to the Company of such travel. The policy will allow for occasional personal use of the corporate aircraft by other executives if approved by the CEO. For similar security and productivity reasons, the Company also determined in fiscal 2026 to reimburse the CEO for the cost of installing a home security system at his personal residence and for the ongoing monitoring cost of that system. Neither the CEO nor any other executive receives tax reimbursement (gross-ups) for imputed income associated with these benefits.
Other Benefits
We also offer a number of benefits to the NEOs pursuant to benefit programs that provide for broad-based employee participation. In addition to the 401(k) plan and the ESPP described above, the benefits include medical, prescription drugs, dental and vision insurance, short-term and long-term disability insurance, life and accidental death and dismemberment insurance, health and dependent flexible spending accounts, health savings accounts, and employee assistance benefits. These generally available benefits do not specifically factor into decisions regarding an individual executive’s total compensation or equity-based compensation package. These benefits are designed to help us attract and retain employees as we compete for talented individuals in the marketplace, where such benefits are commonly offered.
We also offer limited additional benefits to select employees, such as payment for annual physical examinations, and reimbursement of certain club dues and financial planning services.
Share Ownership Guidelines
To further align management incentives and shareholder interests and discourage inappropriate or excessive risk-taking, our Board of Directors has established share ownership guidelines for our NEOs and other corporate officers. The current minimum ownership thresholds are as follows:
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Compensation Discussion and Analysis
Once a corporate officer has acquired a number of Common Shares that satisfies the ownership multiple then applicable to him or her, such number of Common Shares then becomes his or her minimum ownership requirement (even if the officer’s salary increases or the fair market value of such Common Shares subsequently changes) until he or she is promoted to a higher level.
Each corporate officer is expected to attain the applicable share ownership threshold under the guidelines within five years following the later of  (i) the first annual assessment with respect to such individual or (ii) the first annual assessment at which a higher share ownership multiple becomes applicable to such individual (due to a promotion or otherwise).
The five-year phase-in period is intended to permit gradual accumulation of the incremental ownership associated with a new or higher multiple. For purposes of the calculation, Common Shares deemed “beneficially owned” by the corporate officer within the meaning of the rules of the SEC, as well as RSUs subject to time-based vesting and PSUs subject to performance-based vesting held by a corporate officer, are included in the calculation of the amount of such individual’s ownership.
As of the date of this Proxy Statement, all of our corporate officers exceed their current share ownership requirement.
Timing of Equity Awards
The Compensation Committee generally makes annual grants of equity-based compensation to our executive and other corporate officers and other employees in February following the public release of year-end financial results and outlook for the upcoming year. This timing is optimal from the Compensation Committee’s standpoint for two reasons: first, the Compensation Committee has the financial results from the previous year; and second, management may notify employees of the annual grant award at or around the same time they typically notify employees of their cash annual incentive with respect to the previous year, which we typically pay in February. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of any equity awards, nor does the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee does not currently utilize share options as an element of executive compensation.
Anti-Hedging/Pledging Policy
We have adopted a policy prohibiting executive and other corporate officers and directors from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares. These individuals may not engage in the purchase or sale of put and call options, short sales and other hedging transactions designed to minimize the risk of owning Common Shares. In addition, these individuals may not pledge Common Shares as collateral unless preauthorized to do so in certain limited situations.
Clawback Provisions
Our Board of Directors has adopted a Compensation Recoupment Policy (the “Clawback Policy”) to maintain and enhance a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy.
As more fully described in the Clawback Policy, which was included as an exhibit to the Form 10-K we filed with the SEC and the securities commissions and similar regulatory authorities in Canada on February 12, 2026, if an accounting restatement occurs, the Board of Directors shall seek to require the forfeiture or repayment of incentive compensation erroneously paid to a current or former executive officer during the three completed fiscal years preceding the date of the restatement that is in excess of the amount that would have been awarded to, vested and/or paid to the officer under the restatement, regardless of fault. The policy also requires the forfeiture of incentive compensation paid to other corporate officers whose fraud or intentional misconduct materially contributed to the restatement. The
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Compensation Discussion and Analysis
policy became effective April 23, 2023, and applies to incentive compensation approved, granted, awarded or paid out to covered officers for financial reporting measures attained in a fiscal year beginning on or after that date. Incentive compensation relating to financial reporting measures in earlier periods are subject to the prior compensation recoupment policy that was described in the Management Information Circular and Proxy Statement for our 2023 Annual Meeting of Shareholders.
We also maintain numerous risk mitigating provisions in our compensation arrangements for the NEOs, which are described under the heading “Compensation Risk Assessment.” Examples include the Compensation Committee’s ability to exercise negative discretion to reduce annual incentive awards to zero, PSU grants which require achievement of multiple pre-determined goals over a three-year period before vesting, anti-hedging/anti-pledging policies, and share ownership requirements.
Tax Deductibility Considerations
In establishing total compensation for our executive officers, the Compensation Committee considers the accounting treatment and tax treatment of its compensation decisions, including Section 162(m) of the IRC. Section 162(m) generally disallows an income tax deduction to publicly traded corporations for compensation in excess of  $1,000,000 paid for any fiscal year to the Company’s “covered employees,” defined in Section 162(m) as the CEO, the Chief Financial Officer and the three most highly compensated executive officers, other than the CEO and Chief Financial Officer.
The Compensation Committee believes that the potential deductibility of the compensation payable under its incentive compensation plans and arrangements should be only one of a number of relevant factors taken into consideration in establishing those plans and arrangements for our executive officers and not the sole governing factor. For that reason, the Compensation Committee intends to structure its incentive compensation plans and arrangements in a manner which, acknowledging that a portion of those compensation payments may not be deductible under Section 162(m), assures appropriate levels of total compensation for our executive officers based on and aligned with the Company’s performance.
Severance and Change in Control Arrangements
The Compensation Committee believes that the Company’s current and historic successes are due in large part to the leadership, skills and performance of the NEOs, and that it is critical to maintain the stability of the Company by providing severance and change in control benefits in order to encourage NEO retention through a change in control. On February 13, 2012, a subsidiary of the Company implemented a Separation Benefits Plan, which was most recently restated on July 26, 2022, under which eligible officers of the Company, including our NEOs (other than Mr. Pio), may receive certain severance and change in control benefits (the “Separation Benefits Plan”). Mr. Pio’s employment agreement with a subsidiary of the Company, executed October 20, 2023, provides that Mr. Pio may receive certain severance and change in control benefits. A summary of the terms of the Severance Benefits Plans and Mr. Pio’s agreement regarding severance and change in control are described below on pages 67 to 71, under “Potential Payments Upon Termination or Change in Control.”
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Compensation Discussion and Analysis
CD&A Appendix — Calculation of Actual Results for 2023 PSU Financial Performance Measures
As discussed above, the 2023 PSUs were subject to a three-year performance period that ended December 31, 2025, with calculations made annually and prorated for the purpose of determining target achievement. The financial performance measures for the 2023 PSUs included: (i) adjusted free cash flow(1) per share growth, and (ii) absolute improvement in ROIC. The calculation of our results for 2022 through 2025 for the adjusted free cash flow measure (including a reconciliation of adjusted free cash flow to net cash provided by operating activities) and the ROIC improvement measure are listed below.
ADJUSTED FREE CASH FLOW PER SHARE MEASURE (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
	2022	2023	2024	2025
Net cash provided by operating activities	$2,022.5	$2,126.8	$2,228.9	$2,414.1
Less: Change in book overdraft	(1.1)	(0.8)	(0.2)	—
Plus: Proceeds from disposal of assets	30.7	31.6	7.9	10.1
Less: Capital expenditures for property and equipment(2)	(912.7)	(893.9)	(996.0)	(1,078.4)
Adjustments:
Payment of contingent consideration recorded in earnings	3.0	—	35.0	0.4
Cash received for divestitures	(5.7)	(6.2)	—	—
Transaction-related expenses	30.8	5.5	11.4	15.1
Pre-existing Progressive Waste share-based grants	0.3	1.3	1.2	—
Executive separation costs	—	1.7	1.7	2.1
Tax Effect	(3.0)	(1.8)	(12.4)	(3.4)
Adjusted Free Cash Flow	$1,164.8	$1,264.2	$1,277.5	$1,360.1
Diluted shares outstanding as of year-end	258.0	258.1	258.7	258.0
Adjusted free cash flow per share(3)	$4.51	$4.89	$4.94	$5.27
RETURN ON INVESTED CAPITAL MEASURE (IN MILLIONS, EXCEPT PERCENTAGES)
	2022	2023	2024	2025
Adjusted EBITDA(4)	$2,220.7	$2,523.0	$2,901.9	$3,124.6
Less: depreciation	(763.3)	(845.6)	(974.0)	1,030.6
Less: taxes(5)	(295.8)	(375.7)	(429.5)	504.0
Tax-effected EBITA	1,161.5	1,301.6	1,498.3	1,590.0
Average total capital(6)	$12,611.9	$14,047.1	$15,004.0	$16,289.3
Return on invested capital(7)	9.21%	9.27%	9.99%	9.76%

(1)
Non-GAAP measure.

(2)
Adjusted for capital expenditures associated with renewable natural gas projects.

(3)
Adjusted free cash flow per share measure defined as adjusted free cash flow divided by total diluted shares outstanding for each of the years during the three-year period ended December 31, 2025, as adjusted.

(4)
Non-GAAP measure, as reconciled in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2024 and 2025.

(5)
Reflects effective tax rates for the applicable full-year periods, as adjusted.

(6)
Average total capital defined during each period as the average outstanding debt less cash plus equity, adjusted to reflect the timing of incremental debt associated with acquisitions late in the year. Outstanding debt includes long-term debt and current year debt, and cash includes restricted cash.

(7)
Return on Invested Capital measure defined as tax-effected EBITA divided by average total capital.

58   2026 Proxy • Waste Connections, Inc.

Compensation Discussion and Analysis
Compensation Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be incorporated into both our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and this Proxy Statement.
This report is submitted on behalf of the Compensation Committee.

Chair Susan “Sue” Lee	Edward E. “Ned” Guillet	Cherylyn Harley LeBon
Compensation Risk Assessment
We believe our compensation policies and practices do not present any risk that is reasonably likely to have a material adverse effect on the Company. We believe our approach to setting performance targets, evaluating performance, and establishing payouts does not promote excessive risk-taking. We believe the components of our pay mix — base salary, annual cash incentive bonuses, and long-term equity grants — appropriately balance near-term performance improvement with sustainable long-term value creation.
We considered the following elements of our compensation policies and practices when evaluating whether such policies and practices encourage our employees to take unreasonable risks:
•
Annual performance targets are established by each operating location and region and on a company-wide basis to encourage decision- making that is in the best long-term interests of both the Company and our shareholders;

•
We adjust performance targets to exclude the benefit or detriment of extraordinary events to ensure our employees are compensated on results within their control or influence;

•
We adjust performance targets to include certain acquisitions and new contracts not reflected in the originally approved operating budget in order to achieve targeted returns on deployed capital;

•
The use of four performance metrics in our annual cash incentive plan mitigates the incentive to overperform with respect to any particular financial metric at the expense of other financial metrics;

•
We set annual performance goals to avoid targets that, if not achieved, result in a large percentage loss of compensation;

•
Payouts under our performance-based plans remain at the discretion of our Board of Directors and may be reduced even if targeted performance levels are achieved;

•
Payouts under our performance-based plans can result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach;

•
Our NEOs receive annual cash incentive bonus awards only if cash incentive bonus awards payable to other employees have been made;

•
We have adopted a clawback policy which allows us to seek recovery of certain incentive cash and equity compensation if it is earned based on inaccurate financial statements;

•
We use RSUs rather than share options for equity awards because RSUs retain value even in a depressed market; recipient employees are less likely to take unreasonable risks to get, or keep, share options “in-the-money;”

•
Equity-based compensation with time-based vesting over a multi-year schedule accounts for a time horizon of risk and ensures that participating employee interests are aligned with the long-term interests of our shareholders;

•
Share ownership guidelines require members of our Board of Directors, our NEOs, and other corporate officers to maintain certain ownership levels in Common Shares, which aligns a portion of their personal wealth to the long-term performance of the Company;

•
We have adopted a policy that prohibits members of our Board of Directors, our NEOs, and other corporate officers from engaging in transactions designed to hedge against the economic risks associated with an investment in Common Shares or pledging Common Shares; and

•
Our Compensation Committee periodically utilizes an independent compensation consultant that performs no other services for the Company.

2026 Proxy • Waste Connections, Inc.   59

Executive Compensation Tables and Additional Information
Summary Compensation Table
The following table summarizes the total compensation earned by each of our NEOs in 2025, 2024 and 2023.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)	SHARE BASED AWARDS ($)(2)	OPTION BASED AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Ronald J. Mittelstaedt President and Chief Executive Officer	2025	1,171,943	—	5,301,060	—	3,097,600	—	186,962	9,757,565
	2024	1,128,812	—	4,179,963	—	1,885,312	—	82,285	7,276,372
	2023(4)	892,308	—	2,734,688	—	2,079,000	—	49,057	5,755,052
Mary Anne Whitney Executive Vice President and Chief Financial Officer	2025	635,289	—	1,439,918	—	1,072,000	—	44,068	3,191,275
	2024	602,462	—	1,270,440	—	629,200	—	42,152	2,544,254
	2023	582,723	—	1,228,529	—	737,100	—	35,471	2,583,823
Patrick J. Shea Executive Vice President, General Counsel and Secretary	2025	561,442	—	1,269,026	—	927,216	—	57,196	2,814,880
	2024	542,462	—	1,144,538	—	566,800	—	53,027	2,306,827
	2023	518,723	—	1,102,491	—	661,500	—	43,537	2,326,251
James M. Little Executive Vice President – Engineering and Disposal	2025	515,577	—	1,165,432	—	851,592	—	57,724	2,590,325
	2024	496,827	—	1,050,195	—	520,000	—	52,675	2,119,697
	2023	473,154	—	997,550	—	598,500	—	22,502	2,091,706
Domenico D. “Dan” Pio Senior Vice President – Operations	2025(5)	554,202	—	960,051	—	732,212	—	27,348	2,273,813

(1)
Amounts shown reflect salary earned by the NEOs for each year indicated and reflect increases that Ms. Whitney and Messrs. Mittelstaedt, Shea, Little and Pio received on February 1, 2025.

(2)
Share based awards consist of  (i) RSUs granted under the 2016 Plan, and (ii) PSUs granted under the 2016 Plan. Amounts shown do not reflect compensation actually received by the NEO. Instead, the amounts shown are the grant date fair value of the awards computed in accordance with GAAP, excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 3 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026. The table below sets forth the details of the components that make up the fiscal year 2025 share-based awards for our NEOs. The annual RSU awards vest in four (three in the case of Mr. Pio) substantially equal annual installments beginning on the first anniversary of the grant date. The annual PSU awards granted in 2025 will vest, if at all, within 15 business days following the date on which the determination by the Compensation Committee is made with respect to the achievement of the performance goals, but in no event shall the vesting be later than March 15, 2028.

60   2026 Proxy • Waste Connections, Inc.

Executive Compensation Tables and Additional Information
	COMPONENTS OF ANNUAL SHARE-BASED AWARDS
NAME	VALUE OF RESTRICTED SHARE UNITS ($)	VALUE OF PERFORMANCE-BASED RESTRICTED SHARE UNITS ($)
Ronald J. Mittelstaedt	2,650,530	2,650,530
Mary Anne Whitney	720,053	719,864
Patrick J. Shea	634,607	634,418
James M. Little	582,810	582,621
Domenico D. “Dan” Pio	480,026	480,026
In the event the highest level of performance conditions were achieved under the PSUs reflected in the table above, the grant date fair value of these awards would have been $6,626,419, $1,799,661, $1,586,046, $1,456,553 and $1,200,160 for Mr. Mittelstaedt, Ms. Whitney, Mr. Shea, Mr. Little and Mr. Pio, respectively.
(3)
Amount shown reflects costs incurred by the Company related to (a) matching contributions under the Company’s 401(k) plan, (b) life insurance premiums, (c) professional association dues, (d) tax preparation expenses, (e) reimbursement of automobile expenses, (f) club dues, (g) optional annual executive physical examinations, (h) personal use of corporate aircraft incidental to a business function, and (i) other personal use of corporate aircraft. We make private aircraft available for business use to our NEOs and other employees. With the exception of occasional personal use by our President and Chief Executive Officer, our general policy through 2025 has been not to permit employees, including the NEOs, to use the aircraft for personal use. Occasionally, employees or their relatives or spouses, including relatives or spouses of the NEOs, may derive personal benefit from travel on our aircraft incidental to a business function, such as when an NEO’s spouse accompanies the officer to the location of an event the officer is attending for business purposes. For purposes of our Summary Compensation Table, we value the compensatory benefit to the officer at the incremental cost to us of conferring the benefit, which consists of additional catering and fuel expenses. In the example given, the incremental cost would be nominal because the aircraft would have been used to travel to the event, and the basic costs of the trip would have been incurred, whether or not the NEO’s spouse accompanied the officer on the trip. On the occasions when we permit an employee to use the aircraft for personal use, we value the compensation benefit to such employee (including NEOs) at the incremental cost to us of conferring the benefit, which consists of the average weighted fuel expenses, catering expenses, trip-related crew expenses, landing fees and trip-related hangar/parking costs. Since our aircraft are used primarily for business travel, the valuation excludes the fixed costs that do not change based on usage, such as pilots’ compensation and the cost of maintenance. Our valuation of personal use of aircraft as set forth in this Proxy Statement is calculated in accordance with SEC guidance, which may not be the same as valuation under applicable tax regulations. See “Compensation Discussion and Analysis — Executive Security” for a description of changes to our aircraft use policy and other security-related changes adopted by our Board in 2026.

The following table includes each amount representing more than 10% of All Other Compensation paid to each of our NEOs in 2025:
NAME	MATCHING CONTRIBUTIONS TO 401(K) ($)	LIFE INSURANCE PREMIUMS PAID BY COMPANY(a) ($)	TAX PREPARATION EXPENSES ($)	REIMBURSEMENT OF AUTOMOBILE EXPENSES ($)	CLUB DUES ($)	PERSONAL USE OF CORPORATE AIRCRAFT ($)
Ronald J. Mittelstaedt	—	—	—	—	34,975	145,159
Mary Anne Whitney	17,500	4,691	—	—	17,339	—
Patrick J. Shea	17,500	—	6,195	—	26,615	—
James M. Little	17,500	—	—	—	32,475	—
Domenico D. “Dan” Pio	10,652	—	—	9,300	7,100	—

(a)
Amounts shown are paid by the Company in connection with life insurance policies made available to all participants in our Nonqualified Deferred Compensation Plan, including the NEOs.

(4)
Ronald J. Mittelstaedt was a director and the Executive Chairman of the Company’s Board of Directors, and his compensation for Board service ceased with his appointment as President and Chief Executive Officer on April 23, 2023. Amounts shown for 2023 include both approximately eight months of compensation for Mr. Mittelstaedt’s service as President and Chief Executive Officer and approximately four months of compensation for his Board service prior to his appointment as President and Chief Executive Officer.

(5)
2025 was the first year in which Mr. Pio was an NEO. Mr. Pio receives his cash compensation in Canadian currency, and his equity incentive awards vest in Common Shares traded on the TSX and are thus valued in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025 to December 31, 2025, CAD$1.00 = US$0.7154.

2026 Proxy • Waste Connections, Inc.   61

Executive Compensation Tables and Additional Information
Grants of Plan-Based Awards in Fiscal Year 2025
The following table summarizes annual cash incentive and equity-based awards granted to our NEOs by the Company in 2025.
			ESTIMATED POTENTIAL PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(2)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER SHARE AWARDS: NUMBER OF COMMON SHARES OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF SHARE AWARDS ($)(4)
NAME	AWARD TYPE(1)	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Ronald J. Mittelstaedt	RSU	2/14/25	—	—	—	—	—	—	14,021	2,650,530
	PSU	2/14/25	—	—	—	—	14,021	35,053	—	2,650,530(5)
	MICP		387,200	1,936,000	3,872,000	—	—	—	—
Mary Anne Whitney	RSU	2/14/25	—	—	—	—	—	—	3,809	720,053
	PSU	2/14/25	—	—	—	—	3,808	9,520	—	719,864(5)
	MICP	—	134,000	670,000	1,340,000	—	—	—	—	—
Patrick J. Shea	RSU	2/14/25	—	—	—	—	—	—	3,357	634,607
	PSU	2/14/25	—	—	—	—	3,356	8,390	—	634,418(5)
	MICP	—	115,902	579,510	1,159,020	—	—	—	—	—
James M. Little	RSU	2/14/25	—	—	—	—	—	—	3,083	582,810
	PSU	2/14/25	—	—	—	—	3,082	7,705	—	582,621(5)
	MICP	—	106,449	532,245	1,064,490	—	—	—	—	—
Domenico D. “Dan” Pio(6)	RSU	2/14/25	—	—	—	—	—	—	2,505	480,026
	PSU	2/14/25	—	—	—	—	2,505	6,263	—	480,026(5)
	MICP	—	91,527	457,637	915,274	—	—	—	—	—

(1)
“RSU” refers to restricted share units granted under the 2016 Plan. “PSU” refers to performance-based restricted share units granted under the 2016 Plan. “MICP” refers to cash awards made pursuant to our Management Incentive Compensation Program, which is administered pursuant to the 2016 Plan.

(2)
In the case of the MICP, the target incentive amounts shown in this column reflect our annual incentive bonus plan awards under the MICP and represent the target awards pre-established as a percentage of salary, multiplied by the NEO’s base salary at February 1, 2026. The maximum is the greatest payout which can be made if the pre-established maximum performance level is met or exceeded. Actual annual incentive bonus amounts earned by the NEOs for 2025 under the MICP are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)
Share awards consist of RSUs granted under the 2016 Plan on February 14, 2025. The RSUs generally vest in equal, annual installments over the four-year period (three-year period in the case of Mr. Pio) following the date of grant, beginning on the first anniversary of the date of grant. See “Compensation Discussion and Analysis — Long-Term Incentives: Equity-Based Compensation” for more information regarding RSU awards.

(4)
The value of a share award is based on the fair value as of the grant date of such award computed in accordance with GAAP, excluding estimates of forfeitures related to service-based vesting conditions. A discussion of the fair value of share awards is set forth under Note 3 of the “Notes to Consolidated Financial Statements” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026.

(5)
Represents the range of possible payouts of Common Shares upon the vesting of PSUs granted in fiscal year 2025 under the 2016 Plan. Awards are capped at the maximum, and no awards will vest unless the pre-established threshold performance level is met or exceeded. The “Grant Date Fair Value of Share Awards” represents the value of PSUs based on the expected outcome as of the date of grant. This result is based on (i) achieving the target level of a return on invested capital, or ROIC; (ii) achieving the target level of a free cash flow/share CAGR goal; and (iii) achieving the target level of progress towards the long-term ESG and sustainability targets, as modified by the Company’s relative TSR. See “Compensation Discussion and Analysis — Equity-Based Compensation” for more information regarding PSU awards.

(6)
Mr. Pio receives his cash compensation in Canadian currency, and his equity incentive awards vest in Common Shares traded on the TSX and are thus valued in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025 to December 31, 2025, CAD$1.00 = US$0.7154.

62   2026 Proxy • Waste Connections, Inc.

Executive Compensation Tables and Additional Information
Outstanding Equity Awards at 2025 Fiscal Year End
The following table summarizes RSUs and PSUs that have not vested and related information for each of our NEOs as of December 31, 2025.
			SHARE AWARDS
NAME	AWARD TYPE(1)	GRANT DATE	NUMBER OF SHARES OR UNITS THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS THAT HAVE NOT VESTED ($)(7)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(8)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(8)
Ronald J. Mittelstaedt	RSU	02/18/22	878(2)	153,966	—	—
	RSU	02/17/23	918(3)	160,980	—	—
	RSU	05/12/23	3,882(4)	680,748	—	—
	RSU	02/16/24	9,337(5)	1,637,336	—	—
	RSU	02/14/25	14,021(6)	2,458,723	—	—
	PSU	02/17/23	—	—	1,836	321,961
	PSU	05/12/23	—	—	7,766	1,361,846
	PSU	02/16/24	—	—	12,450	2,183,232
	PSU	02/14/25	—	—	14,021	2,458,723
Mary Anne Whitney	RSU	02/18/22	1,436,(2)	251,817	—	—
	RSU	02/17/23	2,256(3)	395,612	—	—
	RSU	02/16/24	2,838(5)	497,672	—	—
	RSU	02/14/25	3,809(6)	667,946	—	—
	PSU	02/17/23	—	—	4,513	791,400
	PSU	02/16/24	—	—	3,784	663,562
	PSU	02/14/25	—	—	3,808	667,771
Patrick J. Shea	RSU	02/18/22	1,255(2)	220,077	—	—
	RSU	02/17/23	2,025(3)	355,104	—	—
	RSU	02/16/24	2,557(5)	448,396	—	—
	RSU	02/14/25	3,357(6)	588,684	—	—
	PSU	02/17/23	—	—	4,050	710,208
	PSU	02/16/24	—	—	3,409	597,802
	PSU	02/14/25	—	—	3,356	588,508
James M. Little	RSU	02/18/22	1,224(2)	214,641	—	—
	RSU	02/17/23	1,832(3)	321,260	—	—
	RSU	02/16/24	2,346(5)	411,395	—	—
	RSU	02/14/25	3,083(6)	540,635	—	—
	PSU	02/17/23	—	—	3,664	642,519
	PSU	02/16/24	—	—	3,127	548,351
	PSU	02/14/25	—	—	3,082	540,460
Domenico D. “Dan” Pio(9)	RSU	02/17/23	727(3)	127,487	—	—
	RSU	02/16/24	1,827(5)	320,383	—	—
	RSU	02/14/25	2,505(6)	439,277	—	—
	PSU	02/17/23	—	—	2,180	382,285
	PSU	02/16/24	—	—	2,741	480,662
	PSU	02/14/25	—	—	2,505	439,277

(1)
“RSU” refers to restricted share units granted under the 2016 Plan. “PSU” refers to performance-based restricted share units granted under the 2016 Plan.

(2)
The RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 18, 2022.

(3)
The RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 17, 2023 (in the case of Mr. Pio, the RSUs vest in equal installments on each of the first three anniversaries of the grant date).

(4)
The RSUs vest in equal installments on each of the first four anniversaries of the grant date of May 12, 2023.

2026 Proxy • Waste Connections, Inc.   63

Executive Compensation Tables and Additional Information
(5)
The RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 16, 2024 (in the case of Mr. Pio, the RSUs vest in equal installments on each of the first three anniversaries of the grant date).

(6)
The RSUs vest in equal installments on each of the first four anniversaries of the grant date of February 14, 2025 (in the case of Mr. Pio, the RSUs vest in equal installments on each of the first three anniversaries of the grant date).

(7)
Based on the closing price of Common Shares of  $175.36 on the NYSE (or CAD$240.72 on the TSX in the case of Mr. Pio) on December 31, 2025, the last trading day of the 2025 fiscal year.

(8)
Represents unearned Common Shares under the PSU awards granted in February 2023, May 2023, February 2024, and February 2025. Based on guidance provided by the SEC, the targeted potential number of Common Shares for such grants has been assumed. The amounts shown include the full award for the performance periods ending on December 31, 2025, December 31, 2026, and December 31, 2027. The PSUs will vest, if at all, within 15 business days following the date on which the determination by the Compensation Committee is made with respect to the achievement of the performance goals, but in no event shall the vesting be later than March 15, 2026, March 15, 2027, and March 15, 2028, respectively. See “Compensation Discussion and Analysis — Payout for the 3-Year Performance Period Ended December 31, 2025” for information about amounts actually paid for awards with a performance period ending December 31, 2025.

(9)
Mr. Pio’s equity incentive awards vest in Common Shares traded on the TSX and are thus valued in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025 to December 31, 2025, CAD$1.00 = US$0.7154.

Shares Vested in Fiscal Year 2025
The following table summarizes each vesting of RSUs and PSUs, and related information, for each of our NEOs on an aggregated basis during 2025.
	SHARE AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Ronald J. Mittelstaedt	11,450	2,156,440
Mary Anne Whitney	11,652	2,189,657
Patrick J. Shea	10,240	1,924,368
James M. Little	9,865	1,853,763
Domenico D. “Dan” Pio(1)	5,447	1,039,299

(1)
Mr. Pio’s equity incentive awards vest in Common Shares traded on the TSX and are thus valued in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025 to December 31, 2025, CAD$1.00 = US$0.7154.

Pension Benefits in Fiscal Year 2025
We do not sponsor any qualified or non-qualified defined benefit plans for any of our NEOs or other corporate officers.
Nonqualified Deferred Compensation in Fiscal Year 2025
The following table summarizes the participation of our NEOs during 2025 in our Nonqualified Deferred Compensation Plan, which is our only plan that provides for the deferral of compensation on a basis that is not tax-qualified.
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)(3)
Ronald J. Mittelstaedt	—	—	—	—	—
Mary Anne Whitney	12,706	—	83,210	(31,287)	577,401
Patrick J. Shea	84,859	—	325,769	—	1,712,289
James M. Little	—	—	155,673	—	918,000
Domenico D. “Dan” Pio	—	—	—	—	—

(1)
Amounts in these columns represent base salary and cash annual incentive each NEO elected to defer and our annual matching contributions in lieu of matching contributions under our 401(k) plan. Contributions by an NEO are reported in the Summary Compensation Table under “Salary”, “Bonus” and/or “Non-Equity Incentive Plan Compensation” and matching contributions we make to an NEO’s account are reported in the Summary Compensation Table under “All Other Compensation.”

(2)
Amounts in this column are not included in any other amounts disclosed in this Proxy Statement, as the amounts are not preferential earnings. Instead, earnings disclosed are determined by reference to the returns on one or more select mutual funds, as determined by the participant, that are also available for investment by the general public.

64   2026 Proxy • Waste Connections, Inc.

Executive Compensation Tables and Additional Information
(3)
Amounts shown in this column include amounts reported as compensation to the NEO in the Summary Compensation Table in our previous proxy statements or annual reports on Form 10-K.

The NEOs and certain other highly compensated employees are entitled to participate in the Nonqualified Deferred Compensation Plan. The Nonqualified Deferred Compensation Plan allows an eligible employee to voluntarily defer receipt of up to 80% of the employee’s base salary, and up to 100% of bonuses and commissions. We make a matching contribution of 100% of every dollar of a participating employee’s pre-tax eligible contributions until the employee’s contributions equal five percent of the employee’s eligible compensation, less the amount of any match we make on behalf of the employee under the Company-sponsored 401(k) plan, and subject to certain deferral limitations imposed by the IRC on 401(k) plans. Our matching contributions are 100% vested when made. The Company also credits an amount reflecting a deemed return to each participant’s deferred compensation account periodically, based on the returns of various mutual funds or measurement funds selected by the participant. The earnings on an employee’s deferred compensation may exceed or fall short of market rate returns, depending on the performance of the funds selected compared to the markets in general. The funds offered as investment options by our plan administrator experienced annual rates of return for the calendar year ended December 31, 2025, of between 3.11% and 41.04%.
Distributions from the Nonqualified Deferred Compensation Plan are triggered by the occurrence of certain events, including termination of employment and scheduled in-service distributions as allowed by the Internal Revenue Service. Upon termination of employment or the scheduled in-service date, as applicable, a participant will receive a distribution from the plan in the form he or she previously selected — either in a lump sum or in annual installments over any period selected, up to fifteen years. Payments will commence within 60 days after the last day of the six-month period immediately following the termination date or the scheduled in-service date, as applicable. If a participant becomes disabled, he or she will receive his or her entire account balance in a lump sum within 60 days of the date on which he or she became disabled. Upon the death of a participant during employment or while receiving his or her benefits under the plan following termination of employment, his or her unpaid account balance will be paid to his or her beneficiary in a lump sum within 60 days of the date the plan committee is notified of his or her death.
Participants also elect whether to receive a distribution of their entire account balance in a lump sum upon a change in control of the Company, as defined in the plan, or whether to have their account balance remain in the plan after a change in control. In the absence of such an election, a participant will receive a distribution after a change in control occurs. Participants may also choose to receive lump sum distributions of all or a portion of their account balances upon optional, scheduled distribution dates or upon an unforeseeable financial emergency. Optional distribution dates must be a January 1 that is at least three years after the end of the plan year in which the deferral election is made. Optional distributions may be postponed, subject to certain conditions specified in the plan. Distributions upon an unforeseeable financial emergency are also subject to certain restrictions specified in the plan.
2026 Proxy • Waste Connections, Inc.   65

Executive Compensation Tables and Additional Information
Equity Compensation Plan Information
The following is a summary of all of our equity compensation plans and individual arrangements that provide for the issuance of equity securities as compensation, as of December 31, 2025.
	(A)	(B)	(C)
EQUITY COMPENSATION PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Approved by shareholders(1)	2,125,857(2)	$153.07(3)	1,417,371(4)
Not approved by shareholders	—	—	—
TOTAL	2,125,857	$153.07(3)	1,417,371

(1)
Consists of the following plans approved by the Company’s and Progressive Waste’s shareholders, as applicable, including the assumptions thereof by the Company on June 1, 2016: (a) the 2016 Plan; (b) the Third Amended and Restated 2004 Equity Incentive Plan; and (c) the Amended and Restated Share Option Plan adopted by Progressive Waste on July 22, 2009.

(2)
Includes an aggregate of 900,364 RSUs, 211,283 PSUs, 20,271 DSUs and 993,939 warrants.

(3)
Excludes RSUs, PSUs and DSUs.

(4)
The remaining 1,417,371 Common Shares reserved for issuance under the 2016 Plan will be issuable upon the exercise of future warrants or share option grants or pursuant to future restricted share, RSU or performance awards that vest upon the completion of designated service periods or the attainment of prescribed performance milestones. The Board of Directors unanimously adopted resolutions in 2014 approving the reduction of the shares available for future issuance under the Third Amended and Restated 2004 Equity Incentive Plan to zero, and the Executive Committee of the Company unanimously adopted resolutions in 2017 approving the reduction of shares available for future issuance under the Amended and Restated Share Option Plan to zero, and as a result no further awards will be granted under the Third Amended and Restated 2004 Equity Incentive Plan or the Amended and Restated Share Option Plan.

On June 1, 2016, the Board of Directors adopted the 2016 Plan, which was approved by Progressive Waste’s shareholders on May 26, 2016. On July 24, 2017, and July 24, 2018, the Board of Directors approved certain housekeeping amendments to the 2016 Plan, none of which required approval of the Company’s shareholders. A summary of the 2016 Plan is attached as Appendix B. The 2016 Plan, as amended, is administered by the Compensation Committee and provides that the aggregate number of Common Shares which may be issued pursuant to awards made under the 2016 Plan (not including shares purchased on the open market) is 7,500,000 Common Shares, representing 2.90%(9) of our issued and outstanding Common Shares. Awards under the 2016 Plan may be made to employees, consultants and non-employee directors and may be made in the form of share options, warrants, restricted shares, RSUs, performance awards (which may be paid in cash, Common Shares, or a combination thereof), dividend equivalent awards (representing a right of the holder thereof to receive the equivalent value (which may be paid in cash or Common Shares) of dividends paid on Common Shares), and share payments (a payment in the form of Common Shares or a share option or other right to purchase Common Shares as part of a bonus, defined compensation or other arrangement). The 2016 Plan also provides for awards to non-employee directors in the form of DSUs, which represent the right to receive a cash payment or its equivalent in Common Shares (or a combination of cash and Common Shares), or which may at the time of grant be expressly limited to settlement only in cash and not in Common Shares.
As of December 31, 2025, DSUs, RSUs, PSUs and Warrants were the only forms of awards granted under the 2016 Plan. As of December 31, 2025, under the 2016 Plan, there were 20,271 DSUs outstanding, representing 0.008% of our Common Shares then issued and outstanding, 871,272 RSUs outstanding, representing 0.341% of our Common Shares then issued and outstanding, 211,283 PSUs outstanding, representing 0.083% of our Common Shares then issued and outstanding, 993,939 Warrants outstanding, representing 0.389% of our Common Shares then issued and outstanding, and 1,417,371 awards remained available for grant, representing 0.554% of our Common Shares then issued and outstanding.
The annual burn rate (excluding warrants issued in connection with acquisitions closed during the applicable fiscal year) under the 2016 Plan for the fiscal years ended 2023, 2024 and 2025 was 0.196%, 0.173% and 0.167%, respectively. The annual burn rate is calculated as (x) the number of securities (i.e., DSUs, RSUs and PSUs) granted thereunder during the applicable fiscal year, divided by (y) the weighted average number of shares outstanding in 2025, calculated in accordance with the CPA Canada Handbook. When warrants issued in connection with acquisitions closed during the applicable fiscal year are included, the annual burn rate under the 2016 Plan for the fiscal years ended 2023, 2024 and 2025 was 0.247%, 0.290% and 0.241%, respectively.

(9)
Based on 254,847,024 Common Shares outstanding as of the Record Date.

66   2026 Proxy • Waste Connections, Inc.

Executive Compensation Tables and Additional Information
Potential Payments upon Termination or Change in Control
Severance Arrangements in Effect in 2025
During 2025, (i) Mr. Mittelstaedt, our President and Chief Executive Officer, was eligible to receive separation benefits and change in control payments pursuant to the participation letter agreement under the Separation Benefits Plan that was entered into on April 23, 2023, (ii) Ms. Whitney and Messrs. Shea and Little were eligible to receive separation benefits and change in control payments pursuant to the participation letter agreements under the Separation Benefits Plan that were entered into on July 25, 2019, for Messrs. Shea and Little, and February 1, 2021, for Ms. Whitney, each as amended on November 10, 2022, and (iii) Mr. Pio was eligible to receive separation benefits and change in control payments pursuant to the Employment Agreement that was entered into on October 20, 2023.
The following discussion assumes that a termination or resignation of employment occurred on December 31, 2025, as applicable, and describes the terms of these payments and benefits and the circumstances in which they would be paid or provided.
Separation Benefits Plan for NEOs (other than Mr. Pio)
Under the terms of the Separation Benefits Plan and their respective participation letter agreements, each of Ms. Whitney and Messrs. Mittelstaedt, Shea and Little is entitled to receive separation pay upon a termination by us without “cause” or resignation by such NEO for “good reason” prior to a change in control. The amount payable to Ms. Whitney and Messrs. Mittelstaedt, Shea and Little is: (i) a cash payment equal to 2.99x of his or her then-current base salary; and (ii) an amount equal to the target bonus for the year in which the termination occurs, which was 160% of Mr. Mittelstaedt’s base salary at the time of termination, and 100% of Ms. Whitney’s and Messrs. Shea’s and Little’s base salary at the time of termination, payable in three equal installments over the two-year period following termination.
In addition, under the terms of the Separation Benefits Plan, if an NEO is entitled to receive separation pay in connection with his or her termination of employment, then (i) the NEO is entitled to full accelerated vesting of his or her outstanding but unvested time-based equity awards; (ii) the designated performance goals of the NEO’s performance-based equity awards shall be deemed to have been satisfied (and, for any award with different levels of potential payment, such performance shall be deemed to be at the target level), any remaining vesting conditions shall be deemed to be satisfied on the NEO’s date of termination and such awards shall be settled as soon as administratively practicable thereafter; and (iii) the post-termination exercise period of any outstanding share options held by the NEO shall be extended through the earlier of the third anniversary of the termination date or the expiration of the original term of such share options.
The Company would also pay to each NEO who is entitled to receive separation pay an amount equal to the Company’s portion (but not the NEO’s portion) of the cost of medical, dental and other health plan insurance for the NEO (and the NEO’s spouse and children) at the rate in effect on the date of termination for a period of two years from the date of termination (the “NEO Health Insurance Benefit”). As a condition to an NEO’s receipt of any severance benefits under the Separation Benefits Plan, the NEO is required to release and waive (and not revoke) all claims against the WCI Group. The Separation Benefits Plan defines “WCI Group” as the Company and each of its subsidiaries and affiliates.
Each NEO is also entitled to the foregoing benefits if such NEO’s employment is terminated as a result of the NEO’s death or disability, except that in the event of death, the estate shall not receive the NEO Health Insurance Benefit.
Upon a termination by us without cause or resignation by the NEO for good reason within two years after a change in control, the NEOs are each entitled to receive the benefits described above for a termination without cause, payable in a lump sum on or within 60 days following the date of termination. Further, the Separation Benefits Plan includes a so-called “best pay” provision where payments and benefits provided on account of a change in control shall be made to such participating NEOs in full or in such lesser amount as would result in no portion of the payments being subject to an excise tax under Section 280G and Section 4999 of the IRC, whichever of the foregoing amounts is greater on an after-tax basis.
In consideration of the above severance benefits, the NEOs must abide by certain restrictive covenants in the Separation Benefits Plan, including a commitment by each NEO not to compete with the Company in a restricted territory and not to solicit our customers or employees for 12 months following the date of such NEO’s termination of employment.
For purposes of the Separation Benefits Plan, “good reason” is generally defined as: (i) assignment to the NEO of duties inconsistent with and resulting in a diminution of the NEO’s position (including status, offices, titles, responsibilities and reporting requirements), authority, duties or responsibilities as they existed on the effective date of the applicable participation letter agreement; or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities; a substantial alteration in the title(s) of the NEO (so long as the existing corporate structure of the WCI Group is maintained); provided, however, that the NEO’s failure to be in the same position (including status, offices, titles, responsibilities and reporting requirements) with the Company will constitute “good reason”; (ii) the relocation of the NEO’s principal place of employment to a location more than fifty (50) miles from its present location without the NEO’s prior approval; (iii) a material reduction by the Company in the NEO’s total annual cash compensation (base and bonus) without the NEO’s prior approval; (iv) on or after a change in control, a material reduction by the Company in the NEO’s total annual compensation (base, bonus, and equity opportunities) without the NEO’s prior approval; (v) a failure by the WCI Group to continue in effect, without substantial change, any benefit plan or arrangement in which the NEO was participating or the taking of any action by the WCI Group which would adversely affect the NEO’s participation in or materially reduce the NEO’s benefits under any benefit plan (unless such changes
2026 Proxy • Waste Connections, Inc.   67

Executive Compensation Tables and Additional Information
apply equally to all other management employees of the Company); (vi) any material breach by the Company of any provision of the Separation Benefits Plan without the NEO having committed any material breach of the NEO’s obligations thereunder, which breach is not cured within twenty (20) days following written notice thereof to the Company of such breach; or (vii) the failure of the Company to obtain the assumption of the plan by any successor entity that causes the NEO to be employed by an entity that is not a member of the WCI Group.
For the purposes of the Separation Benefits Plan, “cause” is defined as: (i) a material breach of any of the terms of the agreement or any other agreement with the Company or any member of the WCI Group or any policy of the WCI Group; (ii) a breach of any of the provisions of the confidentiality, property, non-competition and non-solicitation provisions of the Separation Benefits Plan; (iii) gross negligence or willful misconduct of a material nature in connection with the performance of the NEO’s duties; (iv) conviction of  (or pleading guilty or no contest or nolo contendere to) a felony; or (v) an intentional act of dishonesty or misappropriation (or attempted misappropriation) of property belonging to the Company or any member of the WCI Group. Further, for the purposes of the Separation Benefits Plan, a “change in control” is deemed to have occurred if:
•
there shall be consummated (a) any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other business combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

•
any person (as defined in Section 13(d) and 14(d) of the Exchange Act), shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the Company’s outstanding voting securities; or

•
during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board of Directors shall cease for any reason to constitute at least one-half of the membership thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of the period.

The NEOs’ participation letter agreements under the Separation Benefits Plan further deem a “change in control” to have occurred if:
•
any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act), shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the outstanding voting securities of a subsidiary of the Company that owns all or substantially all of the WCI Group’s United States operations;

•
there is a reorganization, merger or other business combination of a subsidiary of the Company that owns all or substantially all of the WCI Group’s United States operations with any other corporation, other than any such merger or other combination that would result in the voting securities of the subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the subsidiary or such surviving entity outstanding immediately after such transaction; or

•
there is a direct or indirect sale, lease, exchange or other transfer (in one transaction or a series of related transactions) by the WCI Group of all, or substantially all, of its United States operations.

Employment Agreement with Mr. Pio
A subsidiary of the Company entered into an employment agreement with Mr. Pio on October 20, 2023 (the “Pio Employment Agreement”). This agreement provides for certain payments to Mr. Pio in the event of his termination without cause (as defined below), in the event of a termination for cause at common law if it is also not a reason for cause under applicable employment standards legislation (as defined below), or upon a change in control (as defined below) of the Company.
Under the Pio Employment Agreement, upon a termination by us without cause and upon a termination due to Mr. Pio’s disability or death: (i) Mr. Pio is entitled to receive payments in an amount equal to twelve months of his base salary, to be paid in accordance with our normal payroll practices and not as a lump sum; (ii) Mr. Pio is entitled to receive an amount equal to the target bonus available to Mr. Pio under the Pio Employment Agreement for the year in which the termination occurs, which is 80% of his base salary at the time of termination, to be paid in accordance with our normal payroll practices and not as a lump sum; (iii) Mr. Pio is entitled to receive full accelerated vesting of his outstanding but unvested time-based equity awards; (iv) the designated performance goals of Mr. Pio’s performance-based equity awards shall be deemed to have been satisfied (and, for any award with different levels of potential payment, such performance shall be deemed to be at the target level), any remaining vesting conditions shall be deemed to be satisfied on Mr. Pio’s date of termination and such awards shall be settled as soon as administratively practicable thereafter; and (v) Mr. Pio is entitled to receive an extension of the post-termination exercise period of any outstanding share options held by Mr. Pio through the earlier of  (A) the third anniversary of his termination date or (B) the expiration of the original term of such share options. Except in the case of a termination as a result of his death, the Company will also continue the benefit plan contributions necessary to maintain Mr. Pio’s participation in all benefit plans provided to him by the Company immediately before the termination of his employment (except for short-term and long-term disability insurance and life insurance, for which the period of contributions will be the minimum duration required by applicable employment standards legislation in Canada) until the earlier of: (X) the date Mr. Pio obtains alternative coverage and (Y) twelve months from the date of termination (the “Pio Health Insurance Benefit”). In addition, upon a termination by us without cause, we will either (at Mr. Pio’s election) reimburse, as incurred,
68   2026 Proxy • Waste Connections, Inc.

Executive Compensation Tables and Additional Information
Mr. Pio’s expenses, up to $15,000, associated with career counseling and résumé development, for expenses incurred within twelve months following his date of termination, or pay a lump sum of  $15,000 in lieu of such reimbursement, in each case subject to the conditions set forth in the Pio Employment Agreement.
For the purposes of the Pio Employment Agreement, if Mr. Pio is terminated within two years of a change in control of the Company, the termination is generally treated as a termination without cause of Mr. Pio as described above except that the amount payable must be paid as a lump sum payment.
In consideration of the payments and benefits provided for in the Pio Employment Agreement, Mr. Pio must abide by certain restrictive covenants in such agreement, including a commitment not to compete with the Company in a restricted territory for the term of the Pio Employment Agreement and for the twelve-month period following the date of his termination. Mr. Pio must abide by a commitment not to solicit our customers or employees for one year following the date of the termination of Mr. Pio’s employment. Payment of any amount above applicable employment standards is also conditioned upon Mr. Pio signing a release.
For the purposes of the Pio Employment Agreement, a “termination for cause at common law” is defined as: (a) gross negligence or willful misconduct of a material nature in connection with the performance of Mr. Pio’s duties; (b) Mr. Pio’s conviction of  (or pleading guilty to) an indictable offense; (c) a non-de minimis intentional act of dishonesty or misappropriation (or attempted misappropriation) of property belonging to the Company and/or any of its affiliates (other than a good faith expense account dispute related to a business expense); (d) any act, omission or conduct that constitutes just cause at common law; (e) a material breach by Mr. Pio of any of the obligations under this Agreement or any other agreement with the Company or an affiliate of the Company or any policy of the Company or the Parent; or (f) a breach (material or otherwise) of any of the confidentiality, property and electronic resources, and non-competition and non-solicitation provisions of the Pio Employment Agreement, or with respect to Mr. Pio’s fiduciary obligations.
On such a termination for cause at common law (if it is not also a reason for cause under the Ontario Employment Standards Act (“ESA”)), Mr. Pio would be entitled to, to the date of termination, his base salary, accrued but unused vacation, unreimbursed business expenses, and any other wages and or entitlements required to be provided to him under the ESA plus the minimum amount of Mr. Pio’s then regular wages in lieu of working notice of termination prescribed by the ESA, plus statutory severance payments and entitlements, which are prescribed by the ESA. In the event Mr. Pio’s employment is terminated for cause pursuant to the ESA (which is defined as willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by us), he would forfeit any rights to any working notice, pay in lieu of working notice, statutory severance pay, or any other compensation or entitlements.
Further, for the purposes of the Pio Employment Agreement, a “change in control” is deemed to have occurred if:
•
there shall be consummated (a) any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other business combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

•
any person (as defined in the applicable agreement), shall become the beneficial owner (as defined in the applicable agreement), directly or indirectly, of 50% or more of the Company’s outstanding voting securities; or

•
during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board of Directors shall cease for any reason to constitute at least one-half of the membership thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of the period.

Potential Payments Tables
The following tables estimate the payments we would be obligated to make to each of our NEOs who remained with the Company through the end of 2025 as a result of the NEO’s termination (including, in certain cases, in connection with a change in control of the Company) or resignation, assuming such termination or resignation occurred on December 31, 2025. We have calculated the estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances.
For illustrative purposes only, the tables assume that: (a) a termination or resignation of employment occurred on December 31, 2025, as applicable; and (b) the price per share of the Common Shares is $175.36, the NYSE closing price on December 31, 2025, the last trading day of the 2025 fiscal year.
In addition to the amounts reflected in the tables, each NEO will be entitled to his or her salary through the period ending on the date of termination. In addition, on termination of employment, all vested deferred compensation and other retirement benefits payable to the employee under benefit plans in which he or she then participated would be paid to the NEO in accordance with the provisions of the respective plans. These plans include our voluntary 401(k) plan and our Nonqualified Deferred Compensation Plan.
In the event of a change in control, our Compensation Committee may provide, in its sole discretion, for the acceleration of vesting in connection with outstanding but unvested restricted share awards under the 2016 Plan.
2026 Proxy • Waste Connections, Inc.   69

Executive Compensation Tables and Additional Information
Ronald J. Mittelstaedt, President and Chief Executive Officer
	TERMINATION FOR CAUSE ($)	TERMINATION WITHOUT CAUSE ($)	TERMINATION ON DISABILITY ($)	TERMINATION ON DEATH ($)	TERMINATION BY EMPLOYEE FOR GOOD REASON ($)	TERMINATION BY EMPLOYEE WITHOUT GOOD REASON ($)	TERMINATION IN CONNECTION WITH CHANGE IN CONTROL ($)
Cash Severance(1)	—	5,407,020	5,407,020	5,407,020	5,407,020	—	5,407,020
RSU Awards(2)	—	5,091,753	5,091,753	5,091,753	5,091,753	—	5,091,753
PSU Awards(3)	—	6,325,761	6,325,761	6,325,761	6,325,761	—	6,325,761
Health and Welfare Benefits(4)	—	31,190	31,190	—	31,190	—	31,190
TOTAL	—	16,855,724	16,855,724	16,824,534	16,855,724	—	16,855,724

(1)
Reflects an amount equal to the sum of  (i) 2.99x of Mr. Mittelstaedt’s then-current base salary; and (ii) Mr. Mittelstaedt’s target bonus for the year in which the termination occurs, which was 160% of his base salary at the time of the assumed termination.

(2)
Reflects the immediate vesting of all of Mr. Mittelstaedt’s outstanding but unvested RSUs as of the date of termination.

(3)
Reflects the immediate vesting of all of Mr. Mittelstaedt’s outstanding but unvested PSUs as of the date of termination, with performance deemed to have been achieved at the target level for the related award.

(4)
Reflects the NEO Health Insurance Benefit.

Mary Anne Whitney, Executive Vice President and Chief Financial Officer
	TERMINATION FOR CAUSE ($)	TERMINATION WITHOUT CAUSE ($)	TERMINATION ON DISABILITY ($)	TERMINATION ON DEATH ($)	TERMINATION BY EMPLOYEE FOR GOOD REASON ($)	TERMINATION BY EMPLOYEE WITHOUT GOOD REASON ($)	TERMINATION IN CONNECTION WITH CHANGE IN CONTROL ($)
Cash Severance(1)	—	2,553,600	2,553,600	2,553,600	2,553,600	—	2,553,600
RSU Awards(2)	—	1,813,047	1,813,047	1,813,047	1,813,047	—	1,813,047
PSU Awards(3)	—	2,122,733	2,122,733	2,122,733	2,122,733	—	2,122,733
Health and Welfare Benefits(4)	—	31,190	31,190	—	31,190	—	31,190
TOTAL	—	6,520,570	6,520,570	6,489,380	6,520,570	—	6,520,570

(1)
Reflects an amount equal to the sum of  (i) 2.99x of Ms. Whitney’s then-current base salary; and (ii) Ms. Whitney’s target bonus for the year in which the termination occurs, which was 100% of her base salary at the time of the assumed termination.

(2)
Reflects the immediate vesting of all of Ms. Whitney’s outstanding but unvested RSUs as of the date of termination.

(3)
Reflects the immediate vesting of all of Ms. Whitney’s outstanding but unvested PSUs as of the date of termination, with performance deemed to have been achieved at the target level for the related award.

(4)
Reflects the NEO Health Insurance Benefit.

Patrick J. Shea, Executive Vice President, General Counsel and Secretary
	TERMINATION FOR CAUSE ($)	TERMINATION WITHOUT CAUSE ($)	TERMINATION ON DISABILITY ($)	TERMINATION ON DEATH ($)	TERMINATION BY EMPLOYEE FOR GOOD REASON ($)	TERMINATION BY EMPLOYEE WITHOUT GOOD REASON ($)	TERMINATION IN CONNECTION WITH CHANGE IN CONTROL ($)
Cash Severance(1)	—	2,250,360	2,250,360	2,250,360	2,250,360	—	2,250,360
RSU Awards(2)	—	1,612,260	1,612,260	1,612,260	1,612,260	—	1,612,260
PSU Awards(3)	—	1,896,518	1,896,518	1,896,518	1,896,518	—	1,896,518
Health and Welfare Benefits(4)	—	46,971	46,971	—	46,971	—	46,971
TOTAL	—	5,806,109	5,806,109	5,759,138	5,806,109	—	5,806,109

(1)
Reflects an amount equal to the sum of  (i) 2.99x of Mr. Shea’s then-current base salary; and (ii) Mr. Shea’s target bonus for the year in which the termination occurs, which was 100% of his base salary at the time of the assumed termination.

(2)
Reflects the immediate vesting of all of Mr. Shea’s outstanding but unvested RSUs as of the date of termination.

(3)
Reflects the immediate vesting of all of Mr. Shea’s outstanding but unvested PSUs as of the date of termination, with performance deemed to have been achieved at the target level for the related award.

(4)
Reflects the NEO Health Insurance Benefit.

70   2026 Proxy • Waste Connections, Inc.

Executive Compensation Tables and Additional Information
James M. Little, Executive Vice President  —  Engineering and Disposal
	TERMINATION FOR CAUSE ($)	TERMINATION WITHOUT CAUSE ($)	TERMINATION ON DISABILITY ($)	TERMINATION ON DEATH ($)	TERMINATION BY EMPLOYEE FOR GOOD REASON ($)	TERMINATION BY EMPLOYEE WITHOUT GOOD REASON ($)	TERMINATION IN CONNECTION WITH CHANGE IN CONTROL ($)
Cash Severance(1)	—	2,066,820	2,066,820	2,066,820	2,066,820	—	2,066,820
RSU Awards(2)	—	1,487,930	1,487,930	1,487,930	1,487,930	—	1,487,930
PSU Awards(3)	—	1,731,329	1,731,329	1,731,329	1,731,329	—	1,731,329
Health and Welfare Benefits(4)	—	46,971	46,971	—	46,971	—	46,971
TOTAL	—	5,333,050	5,333,050	5,286,079	5,333,050	—	5,333,050

(1)
Reflects an amount equal to the sum of  (i) 2.99x of Mr. Little’s then-current base salary; and (ii) Mr. Little’s target bonus for the year in which the termination occurs, which was 100% of his base salary at the time of the assumed termination.

(2)
Reflects the immediate vesting of all of Mr. Little’s outstanding but unvested RSUs as of the date of termination.

(3)
Reflects the immediate vesting of all of Mr. Little’s outstanding but unvested PSUs as of the date of termination, with performance deemed to have been achieved at the target level for the related award.

(4)
Reflects the NEO Health Insurance Benefit.

Domenico D. “Dan” Pio, Senior Vice President — Operations(1)
	TERMINATION FOR CAUSE ($)(2)	TERMINATION WITHOUT CAUSE ($)	TERMINATION ON DISABILITY ($)	TERMINATION ON DEATH ($)	TERMINATION BY EMPLOYEE ($)	TERMINATION IN CONNECTION WITH CHANGE IN CONTROL ($)
Cash Severance(3)	—	1,016,975	1,016,975	1,016,975	—	1,016,975
RSU Awards(4)	—	887,146	887,146	887,146	—	887,146
PSU Awards(5)	—	1,302,223	1,302,223	1,302,223	—	1,302,223
Health and Welfare Benefits(6)	—	4,393	4,393	—	—	4,393
Outplacement(7)		10,731	—	—	—	10,731
TOTAL	—	3,221,468	3,210,737	3,206,344	—	3,221,468

(1)
Mr. Pio receives his cash compensation in Canadian currency, and his equity incentive awards vest in Common Shares traded on the TSX and are thus valued in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025 to December 31, 2025, CAD$1.00 = US$0.7154.

(2)
Note that in the event of a termination for cause that is not also a reason for termination under the ESA, Mr. Pio would receive additional wages, benefits, payments and entitlements required to be provided under the ESA.

(3)
Reflects an amount equal to the sum of  (i) Mr. Pio’s then-current base salary; and (ii) Mr. Pio’s target bonus for the year in which the termination occurs, which was 80% of his base salary at the time of the assumed termination. These amounts will be paid over a 12 month period in accordance with our normal payroll practices, except that they will be paid in a lump sum in the event of a termination in connection with a change in control.

(4)
Reflects the immediate vesting of all of Mr. Pio’s outstanding but unvested RSUs as of the date of termination.

(5)
Reflects the immediate vesting of all of Mr. Pio’s outstanding but unvested PSUs as of the date of termination, with performance deemed to have been achieved at the target level for the related award.

(6)
Reflects an amount equal to the Pio Health Insurance Benefit.

(7)
Reflects an amount associated with career counseling and resume development.

2026 Proxy • Waste Connections, Inc.   71

Executive Compensation Tables and Additional Information
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the “Annual Total Compensation”) of our median employee and the Annual Total Compensation of our President and CEO, Mr. Mittelstaedt.
For 2025, our last completed fiscal year, Mr. Mittelstaedt’s 2025 Annual Total Compensation was $9,757,565, as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee was determined in accordance with the methodology described below to be a sales representative whose annual total compensation for 2025 was $74,945. The resulting ratio of our CEO’s pay to the pay of our median employee is approximately 130 to 1.
As of December 31, 2025, our employee population consisted of 24,214 active employees, 11,347 of whom are commercial truck drivers and 2,020 of whom are mechanics. There were 20,471 employees located in the United States and 3,743 employees located in Canada. We applied a Canadian dollar to U.S. dollar exchange rate to the compensation paid in Canadian dollars based on the average exchange rate in 2025. We determined our median employee by examining 2025 W-2 box 5 amounts and foreign equivalent taxable income amounts for all of our full time and part time employees, excluding our CEO, who were employed by us on December 31, 2025. We did not include those employees on leave as of December 31, 2025. In addition, we did not include temporary agency employees whose compensation is determined by the agency and who are not considered our employees for purposes of the pay ratio calculation.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, presented below is the following information about the relationship between executive “compensation actually paid,” as calculated pursuant to SEC rules, and certain financial performance of the Company. The “compensation actually paid” data reflected in the table below, which make various adjustments to the amounts reported in our Summary Compensation Table, may not reflect amounts actually realized by our NEOs. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation — Compensation Discussion and Analysis.”
Pay Versus Performance Table
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CURRENT CEO ($)	COMPENSATION ACTUALLY PAID TO CURRENT CEO ($)(1)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER CEO ($)	COMPENSATION ACTUALLY PAID TO FORMER CEO ($)(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEOS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOS ($)(1)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		COMPANY NET INCOME (IN MILLIONS) ($)(3)	COMPANY ADJUSTED EBITDA (IN MILLIONS) ($)(4)
							COMPANY TOTAL SHAREHOLDER RETURN ($)(2)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(2)
2025	9,757,565	10,901,916	—	—	2,717,573	3,155,673	177.17	195.61	1,076.6	3,124.6
2024	7,276,372	8,186,468	—	—	2,379,877	3,093,749	172.14	185.73	617.6	2,901.9
2023	5,755,052	6,859,562	6,297,261	6,322,894	2,402,293	3,546,176	148.75	155.77	762.8	2,523.0
2022	—	—	6,970,037	7,196,745	2,422,886	2,465,921	131.09	132.24	835.7	2,220.7
2021	—	—	7,283,867	12,134,338	2,701,713	4,321,291	133.80	139.79	618.0	1,919.2

(1)
Amounts represent compensation actually paid to our current President and CEO and former President and CEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules. Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

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Executive Compensation Tables and Additional Information
	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Summary Compensation for President and CEO Ronald J. Mittelstaedt(5)	9,757,565	7,276,372	5,755,052	—	—
Deduction for Amounts Reported under the “Share Awards” and “Option Awards” Columns in the Summary Compensation Table	(5,301,060)	(4,179,963)	(2,734,688)	—	—
Fair Value of Equity Awards Granted during the year that Remain Unvested as of Year-End	4,917,445	4,272,342	3,461,944	—	—
Fair Value of Equity Awards Granted during year that Vested during the year	—	—	—	—	—
Change in Fair Value of Awards Granted in Prior Years that were Unvested as of Year-End	1,246,806	613,050	215,703	—	—
Change in Fair Value of Awards Granted in Prior Years that Vested during the year	213,536	170,346	134,740	—	—
Change in Fair Value of Awards that were Forfeited during the year	—	—	—	—	—
Change in Dividends or Dividend Equivalents as of Year-End	67,624	34,321	26,810	—	—
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table	—	—	—	—	—
Compensation Actually Paid for President and CEO Ronald J. Mittelstaedt	10,901,916	8,186,468	6,859,562	—	—
	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Summary Compensation for Former President and CEO Worthing F. Jackman	—	—	6,297,261	6,970,037	7,283,867
Deduction for Amounts Reported under the “Share Awards” and “Option Awards” Columns in the Summary Compensation Table	—	—	(4,179,938)	(4,260,047)	(3,723,139)
Fair Value of Equity Awards Granted during the year that Remain Unvested as of Year-End	—	—	—	5,133,731	6,608,795
Fair Value of Equity Awards Granted during year that Vested during the year	—	—	4,456,021	—	—
Change in Fair Value of Awards Granted in Prior Years that were Unvested as of Year-End	—	—	—	(497,785)	1,954,779
Change in Fair Value of Awards Granted in Prior Years that Vested during the year	—	—	(250,450)	(207,460)	(34,004)
Change in Fair Value of Awards that were Forfeited during the year	—	—	—	—	—
Change in Dividends or Dividend Equivalents as of Year-End	—	—	—	58,269	44,040
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table	—	—	—	—	—
Compensation Actually Paid for Former President and CEO Worthing F. Jackman	—	—	6,322,894	7,196,745	12,134,338

(2)
Based on initial investment of  $100 and a cumulative Total Shareholder Return of the Company and the Dow Jones U.S. Waste & Disposal Services Index.

(3)
All references to “Net income” in this Proxy Statement refer to the financial statement line item “Net income attributable to Waste Connections”.

(4)
Adjusted EBITDA is a non-GAAP measure. This section should be read in conjunction with information presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, under the heading “Non-GAAP Financial Measures”, which includes a reconciliation of the non-GAAP financial measures used in this Proxy Statement to GAAP financial measures.

(5)
On April 23, 2023, Mr. Mittelstaedt was appointed President and Chief Executive Officer. As a result, 2023 was Mr. Mittelstaedt’s first year as CEO during the periods listed.

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Executive Compensation Tables and Additional Information
	2025(7) ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Average Summary Compensation for NEOs(6)	2,717,573	2,379,877	2,402,293	2,422,886	2,701,713
Deduction for Amounts Reported under the “Share Awards” and “Option Awards” Columns in the Summary Compensation Table	(1,208,607)	(1,185,498)	(1,141,895)	(1,322,500)	(1,230,434)
Fair Value of Equity Awards Granted during the year that Remain Unvested as of Year-End	1,114,195	1,211,655	1,721,885	1,593,722	2,184,095
Fair Value of Equity Awards Granted during year that Vested during the year	—	—	—	—	—
Change in Fair Value of Awards Granted in Prior Years that were Unvested as of Year-End	322,402	463,397	321,529	(164,583)	667,336
Change in Fair Value of Awards Granted in Prior Years that Vested during the year	177,615	205,529	215,552	(82,322)	(15,869)
Change in Fair Value of Awards that were Forfeited during the year	—	—	—	—	—
Change in Dividends or Dividend Equivalents as of Year-End	32,494	18,789	26,811	18,717	14,450
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table	—	—	—	—	—
Average Compensation Actually Paid for NEOs	3,155,673	3,093,749	3,546,176	2,465,921	4,321,291

(6)
For 2021 through 2024, the NEOs, other than the CEO, included in these tables consisted of Mary Anne Whitney, Darrell W. Chambliss (our former Executive Vice President and Chief Operating Officer), Patrick J. Shea and James M. Little. For 2025, the NEOs, other than the CEO, included in these tables consisted of Mary Anne Whitney, Patrick J. Shea, James M. Little and Domenico D. “Dan” Pio.

(7)
Mr. Pio receives his compensation in Canadian currency. For purposes of this presentation, Canadian dollar amounts have been converted to U.S. dollars based on the Bank of Canada average rate of exchange for the period from January 1, 2025 to December 31, 2025, CAD$1.00 = US$0.7154.

Pay Versus Performance Tabular List
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2025:
Most Important Financial Performance Measures
Adjusted EBITDA
Return on Invested Capital (ROIC)
Free Cash Flow Per Share (FCFPS)
Operating Income (EBIT)
Operating Income as a Percentage of Revenue (EBIT Margin)
Net Cash Provided by Operating Activities as a Percentage of Revenue (CFFO Margin)
For additional details regarding our most important financial performance measures, please see the discussion in the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement.
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Executive Compensation Tables and Additional Information
Relationship Between Compensation Actually Paid and Performance Measures
The graphs below compare the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEOs, with:
•
The Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•
The Company’s Net Income; and

•
The Company Selected Measure, which is Adjusted EBITDA.

Compensation Actually Paid vs. Total Shareholder Return

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Compensation ($000s)
$200
$175
$150
$125
$100
$75
$50
$25
$0
Total Shareholder Return on $100 Invested at Beginning of Period
2020
2021
2022
2023
2024
2025
Current CEO Compensation Actually Paid
Former CEO Compensation Actually Paid
Average non-CEO NEO Compensation Actually Paid
WCN value of $100 Invested 12/31/20
Peer Group value of $100 Invested 12/31/20

Compensation Actually Paid vs. Net Income
2026 Proxy • Waste Connections, Inc.   75

Executive Compensation Tables and Additional Information
Compensation Actually Paid vs. Adjusted EBITDA
76   2026 Proxy • Waste Connections, Inc.

Certain Relationships and Related Transactions
2025 Related Party Transactions
There are no related party transactions among our executive officers and directors, other than those disclosed below.
Since June 2016, Namen Chambliss has held the position of Director of Network and Integrations for a subsidiary of the Company. From January 2005 to that date, Mr. N. Chambliss held the position of Network Manager for a subsidiary of the Company. Mr. N. Chambliss is the brother of Darrell W. Chambliss, who served as Executive Vice President and Chief Operating Officer until his retirement announced in July 2025. The total salary and incentive compensation paid to Mr. N. Chambliss in 2025 was $218,307. As of December 31, 2025, Mr. N. Chambliss’ annual salary was $181,125. In addition, Mr. N. Chambliss had $94,570 of RSUs vest in 2025. In 2025, we granted Mr. N. Chambliss 397 RSUs on the same general terms and conditions as RSUs granted to other employees at the same management level.
Since July 2023, Michelle Little has held the position of Vice President — Community Affairs and Corporate Giving for the Company. From February 2023 to that date, Ms. Little held the position of Vice President — Engagement Solutions for the Company. From August 2019 to February 2023, Ms. Little held the position of Executive Director — Engagement Solutions/HRIS for a subsidiary of the Company. From January 2018 to August 2019, Ms. Little held the position of Vice President — Accounting for the Company. From December 2007 to January 2018, Ms. Little held the position of Director of Accounting for a subsidiary of the Company. Ms. Little is the spouse of James M. Little, our Executive Vice President — Engineering and Disposal. The total salary and incentive compensation paid to Ms. Little in 2025 was $408,026. As of December 31, 2025, Ms. Little’s annual salary was $274,275. In addition, Ms. Little had $173,632 of RSUs and PSUs vest in 2025. In 2025, we granted Ms. Little 463 RSUs and 463 PSUs on the same general terms and conditions as RSUs and PSUs granted to other employees at the same management level.
Indebtedness of Directors and Officers
As of the date of this Proxy Statement, no current or proposed director, NEO or other corporate officer of the Company, or any former director, NEO or other corporate officer of the Company, or any associate of any of the foregoing, is, or has been at any time during 2025, indebted to the Company or its subsidiaries, either in connection with the purchase of securities of the Company or otherwise.
Interest of Informed Persons and Others in Material Transactions
The management of the Company is not aware of any material interest, direct or indirect, of any informed person of the Company (as defined in Section 1.1 of National Instrument 51-102 — Continuous Disclosure Obligations of the Canadian Securities Administrators), any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.
Review, Approval or Ratification of Transactions with Related Persons
The Nominating and Corporate Governance Committee developed, and the Board of Directors approved, our Corporate Governance Guidelines and Board Charter and our Code of Conduct and Ethics, including a Code of Ethics for Senior Financial Officers, as required by Section 406 of the United States Sarbanes-Oxley Act of 2002 and the rules of the SEC and applicable Canadian securities laws. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines and Board Charter and the Code of Conduct and Ethics on an annual basis, or more frequently if appropriate, and recommends to the Board of Directors changes as necessary.
In addressing conflicts of interest, the Code of Conduct and Ethics provides that no officer, director or employee may be subject to influences, interests or relationships that conflict with the best interests of the Company. It states that a conflict of interest exists when a person is in a position to influence a decision that may personally benefit that person or a person he or she is related to, legally or by blood or marriage as a result of the Company’s business dealings. The Code of Conduct and Ethics provides that each officer, director and employee must avoid any investment, interest or association that interferes or might interfere with that person’s independent exercise of judgment in the Company’s best interests, and that service to the Company should never be subordinated to personal gain or advantage.
In an effort to help avoid these and other conflicts of interest, the Code of Conduct and Ethics sets forth certain rules the Company has adopted, including rules that prohibit: (a) officers and directors, and any employees who buy or sell goods or services or have responsibility connected to buying and selling for or on behalf of the Company, as well as the members of their respective families, from having certain economic interests in business concerns that transact business with the Company or are in competition with it; (b) officers, directors or employees from (directly or indirectly) giving or accepting certain gifts to or from any person soliciting or doing business with the Company; (c) officers of the Company from serving as a director of any other company that is organized for profit without the written approval of the
2026 Proxy • Waste Connections, Inc.   77

Certain Relationships and Related Transactions
Nominating and Corporate Governance Committee; and (d) officers, directors or employees from having any material interest in a business that deprives the Company of any business opportunity or is in any way detrimental to the Company.
Each officer and director must report all actual or potential conflicts of interest to the Nominating and Corporate Governance Committee. Directors must also comply with the conflict provisions relating to directors set forth in our Corporate Governance Guidelines and Board Charter and prescribed by the Business Corporations Act (Ontario) (the “OBCA”). The Nominating and Corporate Governance Committee will resolve all conflicts of interest involving officers or directors. If a conflict involves a member of the Nominating and Corporate Governance Committee, that committee will resolve the conflict only if there are two disinterested directors remaining on that committee. Otherwise, the matter will be resolved by the entire Board of Directors. If a significant conflict exists involving a director that cannot be resolved and cannot be waived, the director must resign.
The Nominating and Corporate Governance Committee has the sole authority to waive provisions of our Code of Conduct and Ethics with respect to executive officers and directors in specific circumstances where it determines that such waiver is appropriate, subject to compliance with applicable laws and regulations. Any such waivers relating to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller, or persons performing similar functions, that relates to any element of the Code of Conduct and Ethics enumerated in Item 406(b) of Regulation S-K of the SEC, will be posted on our website. Any other waivers will be promptly disclosed to our shareholders to the extent required by applicable laws and regulations.
To supplement our Code of Conduct and Ethics, the Board of Directors has adopted a written policy relating to the review, approval or ratification of transactions between the Company and its “related persons,” defined in the policy as its directors, director nominees, executive officers, greater than 5% beneficial owners, and each of their respective immediate family members. Pursuant to the policy, all transactions in which the Company is a participant, in which a related person has a direct or indirect material interest, and in which the amount involved exceeds $120,000, is subject to review and approval of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider all of the relevant facts and circumstances known to it relating to the transaction, including the materiality and character of the related person’s interest, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the nature of the transaction, the potential impact on a director’s independence, the availability of alternatives, whether the transaction was undertaken in the ordinary course of the Company’s business, the commercial reasonableness of the transaction, the purpose and potential benefits to the Company of the transaction, and any other factors such Committee considers appropriate. The Nominating and Corporate Governance Committee may approve or ratify the related person transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company and its shareholders.
The Board of Directors has also determined that certain categories of transactions do not require approval under the related person transaction policy. These include, among other things, (a) transactions in which the related person’s interest arises only from his or her position as a director of another corporation that is a party to the transaction, or ownership of less than 10% of the equity interest in another entity that is a party to the transaction, or a combination of the foregoing; (b) transactions with certain passive institutional investors, so long as the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances; (c) any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or educational institution if the only relationship that the related person has with such organization is as a non-executive employee or director, provided that the aggregate amount involved in such transaction does not exceed the greater of  $1,000,000 or 2% of such organization’s total annual receipts; (d) certain executive officer and director compensation arrangements that are approved by the Compensation Committee or the Board, as applicable, and disclosed to the extent required by SEC rules, and (e) transactions where the rates or charges involved are determined by competitive bids.
78   2026 Proxy • Waste Connections, Inc.

Audit-Related Matters
Audit Committee Report
The Audit Committee has prepared the following report for the Company’s shareholders.
The Audit Committee of the Company met four times during 2025. The Audit Committee is composed of independent, non-employee directors and operates under a written charter adopted by the Board of Directors.
The Audit Committee has met and held discussions with the Company’s management and its independent registered public accounting firm and meets periodically with both the Company’s internal auditors and its independent registered public accounting firm without management present. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered the compatibility of non-audit services with the auditor’s independence.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026.
This report is submitted on behalf of the Audit Committee.(1)

Chair Elise L. Jordan	Andrea E. Bertone	Michael W. Harlan	Carl D. Sparks

(1)
Daniel L. Florness joined our Board of Directors and Audit Committee as of April 1, 2026, and did not participate in the Audit Committee actions reported above.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audits, audit-related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services, provided that the chair reports all approvals to the Audit Committee at its next meeting. All of the fees described in the table on page 80 under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were approved by the Audit Committee.
2026 Proxy • Waste Connections, Inc.   79

PROPOSAL 3
Appointment of Independent Registered Public Accounting Firm and Authorization of the Board of Directors to Fix the Remuneration of the Independent Registered Public Accounting Firm
How should I vote my shares on Proposal 3?
The Board of Directors unanimously recommends that shareholders VOTE “FOR” the approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026 and the authorization of the Board of Directors to fix the remuneration of the independent registered public accounting firm.
Recommendation
The Board of Directors requests that shareholders approve the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for 2026 and the authorization of the Board of Directors to fix the remuneration of the independent registered public accounting firm. Grant Thornton LLP was appointed as the Company’s independent registered public accounting firm on March 24, 2017. We expect representatives of Grant Thornton LLP will be present at the Meeting, will be available to respond to appropriate questions at the Meeting and will have an opportunity to make a statement if they desire to do so.
The Audit Committee considers a number of factors in deciding whether to re-engage Grant Thornton LLP as the independent registered public accounting firm, including the following:
✓
Close alignment of Grant Thornton LLP’s footprint and resources with our geographies and business activities to provide adequate resources and quality of service;

✓
Robust independence controls and objectivity;

✓
Deep institutional company and industry knowledge, experience, and expertise; and

✓
Length of Grant Thornton LLP’s service to the Company.

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm may be approved by any one or more shareholders voting “FOR” the proposal (i.e., a plurality vote). For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the approval of the appointment of Grant Thornton LLP. You may either vote “FOR” or “WITHHOLD” your vote with respect to the approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.
If you vote “FOR” the approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD,” your vote will not be counted as a vote cast for purposes of approving the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.

The following table sets forth the fees billed for professional services rendered in 2025 and 2024 by Grant Thornton LLP.
	2025	2024
Audit Fees	$2,622,102	$2,556,555
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$2,622,102	$2,556,555
Audit Fees consist of fees associated with both the audit of our consolidated financial statements and the audit of our internal control over financial reporting for fiscal years 2025 and 2024, including review of the consolidated financial statements included in documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable, comfort letters, consents, assistance with review of documents filed with, or furnished to, the SEC and securities commissions or similar regulatory authorities in Canada, as applicable, and accounting consultations, as well as out-of-pocket expenses incurred in the performance of audit services. Audit Fees also include fees associated with audit related tax compliance, advice and planning, which principally related to completed and proposed acquisitions.
80   2026 Proxy • Waste Connections, Inc.

General Information About the Annual Meeting
Who May Vote?
The record date for determining the holders of Common Shares entitled to receive notice of and to vote at the Meeting is March 20, 2026 (the “Record Date”). Only shareholders whose names have been recorded in our share register at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. As of the Record Date, 254,847,024 Common Shares were outstanding and entitled to vote. Each shareholder of record is entitled to one vote for each Common Share held by the shareholder.
What is Being Voted on at the Meeting?
Shareholders will be voting:
(1)
to elect the eight nominees for directors of the Company;

(2)
in an advisory, non-binding capacity, to approve the compensation of our NEOs as disclosed on pages 41 to 76 of this Proxy Statement (the Say on Pay Proposal); and

(3)
to approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026 and to authorize the Board of Directors to fix Grant Thornton LLP’s remuneration.

Our Board of Directors is recommending shareholders vote “FOR” each of the nominees in proposal (1); “FOR” proposal (2); and “FOR” proposal (3).
In addition to the foregoing matters, our audited consolidated financial statements for the fiscal year ended December 31, 2025, and the auditors’ report thereon, will be placed before the Meeting. No formal action will, or is required to, be taken at the Meeting with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2025.
Our 2025 audited consolidated financial statements, and the auditors’ report thereon, were included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada on February 12, 2026, and available on our website at https://investors.wasteconnections.com/sec-filings, on SEDAR+ at www.sedarplus.ca, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380.
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General Information About the Annual Meeting
What are the Required Votes for each Proposal?
PROPOSAL		REQUIREMENT FOR APPROVAL	EFFECT OF VOTES WITHHELD / ABSTENTIONS
1.	Election of Eight Directors
You may vote “FOR” or “WITHHOLD” your vote from any or all director nominees named in this proposal.
The election of each director nominee may be approved by any one or more shareholders voting “FOR” each such director nominee (i.e., a plurality vote).

A “WITHHOLD” vote is treated as a Common Share present at the Meeting but not a vote cast.
A “WITHHOLD” vote will not be counted as a vote cast for the purposes of electing such nominee. However, in uncontested director elections, an incumbent director who receives more “WITHHOLD” votes than votes “FOR” in respect of his or her election must tender his or her resignation from the Board of Directors.
(See Page 20 “Majority Voting for Directors”)

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH NOMINEE (See Page 26)
2.	Say-on-Pay
You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on this proposal.
This proposal will be considered approved, on a non-binding, advisory basis, by the affirmative vote of a simple majority (50 percent plus one) of the Common Shares present, either in person or by proxy, and entitled to vote at the Meeting.
An “ABSTAIN” vote will have the same effect as a vote “AGAINST” the Say-on-Pay Proposal because those Common Shares are considered to be present and entitled to vote at the Meeting but are not voted.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL (See Page 40)
3.	Appointment of Auditor
You may vote “FOR” or “WITHHOLD” your vote from this proposal.
The appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026 and the authorization of the Board of Directors to fix Grant Thornton LLP’s remuneration may be approved by any one or more shareholders voting “FOR” the Company’s proposed independent registered public accounting firm (i.e., a plurality vote).
A “WITHHOLD” vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THIS PROPOSAL (See Page 80)
What are Broker Non-Votes?
A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Broker non- votes are counted as present and entitled to vote at the Meeting for the purpose of establishing a quorum but are not considered votes cast at the Meeting and will have no effect on the outcome of the vote on any of the proposals to be considered at the Meeting.
How do I Vote and Revoke My Vote?
You may receive more than one proxy card and/or proxy notice depending on how you hold your Common Shares. You should complete and return each proxy card or other voting instruction request provided to you in accordance with the instructions provided therein.
Who are Registered Holders?
If you are a registered holder of Common Shares as of the Record Date, you will be able to vote your proxy pursuant to the instructions on your proxy card, including by mail by signing, dating and mailing a proxy card in the postage-paid envelope provided, or by using the Internet or telephone. You may also attend the Meeting and vote in person. Voting by using the Internet or telephone, or by returning your proxy card in advance of the Meeting, does not preclude you from attending the Meeting.
You are a registered shareholder if your name appears on your certificate or statement from the Direct Registration System representing your Common Shares. If this is the case, you may appoint someone else to vote for you as your proxyholder by using the enclosed form of proxy card. Broadridge Financial Solutions (“Broadridge”) must receive your appointment no later than 11:59 p.m. (Eastern Time) on May 14, 2026. The persons named as proxyholder in such form of proxy card are the Company’s Executive Vice President and Chief Financial Officer or Senior Vice President, Deputy General Counsel and Assistant Secretary.
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General Information About the Annual Meeting
However, you have the right to appoint any other person or company (who need not be a shareholder) to attend and act on your behalf at the Meeting. That right may be exercised by writing the name of the person or company in the blank space provided in the form of proxy card or by completing another proper form of proxy card or by using the Internet by following the instructions provided on your proxy card. Make sure the person you appoint is aware that he or she is appointed, and this person attends the Meeting.
Even if you vote your Common Shares by mailing a proxy card, or by using the Internet or by telephone in accordance with the instructions on your proxy card, you may revoke your proxy and cast a new vote at the Meeting, if we are able to verify that you are a registered holder of Common Shares, or by mailing a notice revoking the prior proxy and then voting in person or as otherwise permitted by applicable law.
You may also change your vote before the Meeting by mailing another proxy card bearing a later date, by updating your vote using the Internet or telephone in accordance with the instructions on your proxy card, or by delivering a letter revoking the proxy card to our Secretary at our principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Broadridge must receive your revocation no later than 11:59 p.m. (Eastern Time) on May 14, 2026. The proxy card or Internet or telephone voting instructions, with the latest date properly submitted by you before voting is closed at the Meeting, will be counted.
Are Your Shares Held in Street Name (Non-Registered Holders)?
If you have selected a broker, bank, or other intermediary to hold your Common Shares rather than having them directly registered in your name with our transfer agent, Computershare Investor Services Inc., you will receive instructions from your broker, bank, or other intermediary on the procedure to follow to vote your Common Shares. Your broker, bank or other intermediary also may permit you to vote your proxy by telephone or the Internet.
Please be aware that beneficial owners of Common Shares held by brokers, banks or other intermediaries may not vote their Common Shares in person at the Meeting unless they first obtain a written authorization to do so from their broker, bank or other intermediary and can only change or revoke previously issued voting instructions pursuant to instructions provided by their broker, bank, or other intermediary. We urge you to vote by following the instructions of your broker, bank, or other intermediary.
However, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form provided by your broker, bank, or other intermediary to appoint yourself as proxyholder and follow the signature and return instructions of your broker, bank or other intermediary. Broadridge must receive your appointment no later than 11:59 p.m. (Eastern Time) on May 14, 2026. Non-registered shareholders who appoint themselves as proxyholders should present themselves at the Meeting to a representative of the Company. Other than appointing yourself as your own proxyholder, do not otherwise complete the voting instruction form sent to you as you will be voting at the Meeting.
Non-registered shareholders are either “objecting beneficial owners” or “OBOs,” who object to the disclosure by intermediaries of information about their ownership in the Company, or “non-objecting beneficial owners” or “NOBOs,” who do not object to such disclosure. The Company pays intermediaries to send proxy-related materials to OBOs and NOBOs.
How do Proxies Work?
Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your Common Shares at the Meeting in the manner you direct. The Common Shares represented by your proxy will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for, and if you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. If you sign your proxy card or voting information form but do not give voting instructions, we will vote your Common Shares as follows:
•
FOR each of our director nominees;

•
FOR the non-binding, advisory proposal to approve the compensation of our NEOs as disclosed in this Proxy Statement (the Say-on-Pay Proposal); and

•
FOR the approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026 and the authorization of the Board of Directors to fix Grant Thornton LLP’s remuneration.

You can choose to vote “FOR” or “WITHHOLD” your vote from: (1) the election of any one or more of the persons nominated for election as directors; and (2) the approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026 and the authorization of the directors to fix the auditor’s remuneration. You can choose to vote “FOR”, “AGAINST” or “ABSTAIN” from voting for the approval, on a non-binding, advisory basis, of the Say-on-Pay Proposal.
What is a Quorum?
To carry on the business of the Meeting, we must have a quorum at the Meeting. A quorum for the transaction of business at a meeting of shareholders of the Company consists of at least two persons present and each entitled to vote at the meeting and holding personally or representing as proxies, in the aggregate, 25% of the eligible vote.
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General Information About the Annual Meeting
Abstentions and broker non-votes are counted as present and entitled to vote at the Meeting for purposes of determining whether we have a quorum. A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.
Can You Attend in Person?
Only shareholders, their proxyholders and our invited guests may attend the Meeting. If you plan to attend, please bring identification and, if you hold Common Shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Common Shares to be admitted to the Meeting. In-person attendance at the Meeting will be granted on a first-come, first-served basis, and may be limited due to facility occupancy limits.
How do I Contact the Transfer Agent?
You can contact our transfer agent either by mail at Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, by telephone at 1-800-564-6253, by fax at 1-888-453-0330 or by Internet at www.computershare.com/ca/en/contact-us.
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Other Information
Delinquent Section 16(a) Reports
Based solely upon a review of reports on Forms 3, 4 and 5, and amendments to those reports, furnished to us during and with respect to fiscal year 2025 pursuant to Section 16 of the Exchange Act, and written representations from the executive officers and directors that no other reports were required, we believe that no executive officers, directors or beneficial owners of more than ten percent of a registered class of our equity securities were late in filing such reports during 2025.
Directors’ and Officers’ Indemnity Insurance
For the period from January 1, 2025, to December 31, 2025, the Company had insurance policies for its directors and officers and the directors and officers of the Company’s subsidiaries. The aggregate limit of liability applicable to those insured directors and officers under the policies is $135 million, inclusive of costs to defend claims. Under the policies, the Company will have a $105 million limit of liability in reimbursement coverage to the extent that it has indemnified the directors and officers in excess of the retention of  $2 million for each loss. The insured directors and officers also have a $30 million limit of liability designated to claims in which no indemnification is provided by the Company. The policies include coverage for claims under securities laws and insurance against any legal obligations to pay on account of any such claims.
For the period from January 1, 2025, to December 31, 2025, the premiums paid on all of the policies described in the foregoing paragraph totaled $1,254,222. Because the policies are subject to aggregate limits of liability, the amount of coverage may be diminished or exhausted by any claims made thereon. Also, continuity of coverage is contingent upon the availability of renewal insurance, or of replacement insurance without a retroactive date so as not to limit coverage for prior wrongful acts.
There were no claims made under the foregoing policies during 2025. Furthermore, in fiscal 2025, no indemnity payments were paid or payable under the foregoing policies to directors or officers of the Company.
Shareholder Proposals for 2027 Annual Meeting of Shareholders of the Company
The Company is subject to both the rules of the SEC under the Exchange Act and the provisions of the OBCA with respect to shareholder proposals. As indicated in the rules of the SEC under the Exchange Act and under the OBCA, simply submitting a shareholder proposal does not guarantee its inclusion in the Management Information Circular and Proxy Statement as compliance with applicable law is a prerequisite for inclusion.
A shareholder proposal submitted pursuant to the rules of the SEC under the Exchange Act for inclusion in the Company’s proxy materials distributed to shareholders prior to the 2027 Annual Meeting of Shareholders of the Company (other than in respect of the nomination of directors) must be received by the Company no later than December 3, 2026 and must comply with the requirements of Rule 14a-8 of the Exchange Act.
The OBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals (including proposals in respect of director nominations) to the Company, which proposals may be included in the Company’s proxy materials. To be considered for inclusion in the proxy materials for the 2027 Annual Meeting of Shareholders of the Company, any such shareholder proposal under the OBCA must be received by the Company by March 16, 2027, being at least 60 days before the anniversary date of the Meeting.
Written requests for inclusion of a shareholder proposal pursuant to the rules of the SEC under the Exchange Act or pursuant to the OBCA should be addressed to either address set forth on page 12 of this Proxy Statement. The proposal should be sent to the attention of our Executive Vice President, General Counsel and Secretary.
Shareholder proposals regarding the nomination of candidates for election as directors must also comply with the advance notice provisions of the Company’s By-law No. 1. See “Director Nomination Process” above for a discussion of the procedure regarding shareholder nominations of persons for election to the Board of Directors. In addition to satisfying the requirements of the Company’s By-law No.1, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2027 (or, if the 2027 Annual Meeting of Shareholders of the Company is more than 30 days before or after May 15, 2027, by the later of 60 days prior to the date of such meeting or the tenth day following public disclosure of the date for such meeting). Shareholders wishing to put forward a proposal or to nominate a director for election should carefully review the relevant provisions of the Exchange Act, the OBCA and the Company’s By-law No. 1. The
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Other Information
chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.
Availability of Documents; Annual Report to Shareholders on Form 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC and the securities commissions or similar regulatory authorities in Canada, and the exhibits filed with it, are available on the Company’s website at https://investors.wasteconnections.com/sec-filings, on SEDAR+ at www.sedarplus.ca, on EDGAR at www.sec.gov, and in print, free of charge, to any shareholder who requests in writing a copy by contacting our Secretary or Investor Relations at our principal administrative offices located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380. Financial information relating to the Company is included in the Company’s Audited Consolidated Financial Statements for the fiscal year ended December 31, 2025, and the Management’s Discussion and Analysis related thereto and contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Upon written request by any shareholder to the Company’s Secretary at either address listed on page 12 of this Proxy Statement, a copy of our 2025 Form 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to our 2025 Form 10-K will be furnished for a fee which will not exceed our reasonable expenses in furnishing the exhibits. Additional information relating to the Company may be found on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
Other Business
The Board of Directors does not currently have knowledge of any other matters that will be presented for consideration at the Meeting. It is important that the proxies are submitted promptly and that your Common Shares are represented. You are urged to mark, date, execute and promptly return by mail the accompanying proxy card in the enclosed envelope or submit your proxy pursuant to instructions you receive from your bank or broker, by using the Internet or your telephone.
Approval
The Board of Directors of the Company has approved the contents of this Proxy Statement and its distribution to the shareholders.
By Order of the Board of Directors, Patrick J. Shea Executive Vice President, General Counsel and Secretary April 2, 2026
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Appendix A: Corporate Governance Guidelines and Board Charter
July 22, 2025
The Board of Directors (the “Board”) of Waste Connections, Inc., an Ontario corporation (the “Company”), acting on the recommendation of the Nominating and Corporate Governance Committee, has adopted these Corporate Governance Guidelines and Board Charter to promote the effective functioning of the Board and its committees (the “Committees”), to promote the interests of the Company as a whole and to ensure a common set of expectations concerning how the Board, its Committees and management should perform their respective functions.
In this Corporate Governance Guidelines and Board Charter, “applicable securities laws” refers to: (a) the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and any rules or regulations thereunder; (b) any applicable state securities laws; (c) the Securities Act (Ontario) and the equivalent thereof in each province and territory of Canada in which the Company is a “reporting issuer” or the equivalent thereof, together with the regulations, rules and blanket orders of the securities commission or similar regulatory authority in each of such jurisdictions; and (d) the rules of the New York Stock Exchange, NYSE Texas and the Toronto Stock Exchange, to the extent that any securities of the Company are listed on such exchange.
1.   Role of the Board and Management.   The Company’s business is conducted by its employees, managers and officers, under the direction of the Chief Executive Officer and the oversight of the Board, to enhance the long-term value of the Company for its shareholders. The Board is elected by the shareholders to oversee management and to act in the best interests of the Company as a whole. Both the Board and management recognize that the long-term interests of the Company and shareholders are advanced by responsibly addressing the concerns of other stakeholders and interested parties, including employees, recruits, customers, suppliers, communities in which the Company operates, government officials and the public at large.
2.   Functions of the Board.   The Board has four regularly scheduled meetings each year, at which it reviews and discusses reports by management on the Company’s performance, business and prospects, as well as immediate issues facing the Company, and reviews and approves, as applicable, the annual and interim financial statements of the Company. The Board is responsible for adopting a strategic planning process and approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business.
3.   Selection of Chairman of the Board and Chief Executive Officer.   The Board shall select its Chairman and the Company’s Chief Executive Officer in any way it considers to be in the best interests of the Company.
When the Chairman is an affiliated director or otherwise not independent under applicable securities laws, a member of the Company’s management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will appoint from among themselves a Lead Independent Director. The Lead Independent Director will: (a) preside at all meetings of the Board at which the Chairman is not present; (b) preside over each meeting of non-employee Directors; (c) have the authority to call meetings of non-employee Directors; (d) help facilitate communication between the Chairman, the Chief Executive Officer and the non-employee Directors; (e) advise with respect to the Board’s agenda; (f) ensure that the Board is able to function independently of management; (g) serve as the leader of the Board on matters of corporate governance; (h) if requested by major shareholders, ensure his or her availability for direct communication; (i) ensure that all Directors have an independent contact on matters of concern to them and ensure that the Board successfully discharges its fiduciary duties; (j) provide guidance on, and monitor, the independence of each Director to ensure the independence of the Board; (k) provide leadership to the Board if circumstances arise in which the Chairman has, or may be perceived to have, a conflict; (l) ensure that functions delegated to Board committees are carried out as required and results are reported to the Board; (m) work with the Chairman and Chief Executive Officer, including helping to review strategies, define issues, maintain accountability and build relationships; (n) in conjunction with the Nominating and Corporate Governance Committee, facilitate the review and assessment of individual Director attendance and performance and the size, composition and overall performance of the Board and its committees; (o) in collaboration with the Chairman and the Secretary, ensure that information requested by Directors or Board committees is provided and meets their needs; and (p) together with the Chairman, ensure the Directors are alert to their obligations to the Company, securityholders, management, other stakeholders and pursuant to applicable law. If the Chairman is an independent director, then the duties for the Lead Independent Director described above shall be part of the duties of the Chairman.
4.   Board Committees.   The Board has established the following standing Committees to assist it in discharging its responsibilities: (a) Audit; (b) Compensation; (c) Nominating and Corporate Governance; and (d) Executive. The current charters of the Audit, Compensation and Nominating and Corporate Governance Committees are published on the Company’s website and will be provided to shareholders on written request. Members of each of these Committees (including the Committee Chairs) are appointed by the Board and may be removed by the Board in its discretion. The Committee Chairs report the highlights of their meetings to the Board following each meeting of their respective Committees. The Committees may hold meetings in conjunction with the Board.
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Appendix A: Corporate Governance Guidelines and Board Charter
Each of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee will be independent under applicable securities laws and the standards specified in Section 8 below. The Company will afford access to the Company’s employees, professional advisers and other resources, if needed, to enable Committee members to carry out their responsibilities.
The Board may, from time to time, establish additional committees.
5.   Selection of Directors.   The Board’s Nominating and Corporate Governance Committee shall be responsible for identifying qualified individuals to become Board members and selecting or recommending to the Board director nominees for each meeting of the shareholders at which one or more directors will be elected and for vacancies the Board chooses to fill.
6.   Qualifications of Directors.   Directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the best interests of the Company. They must have an objective perspective, practical wisdom, mature judgment and expertise, skills and knowledge useful to the oversight of the Company’s business. The Company’s goal is a Board that represents diverse experiences at policy-making levels in business and other areas relevant to the Company’s activities, while encouraging a diversity of backgrounds consistent with the Company’s diversity policy.
Directors should be committed to serving on the Board for an extended period. Directors should offer their resignation if there is any significant, detrimental change in their personal or professional circumstances, including a change in their principal job responsibilities.
Each director should be sufficiently familiar with the business of the Company to ensure active participation in the deliberations of the Board and each Committee on which the director serves. On request, management will make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business. All directors shall be free to contact the Chief Executive Officer at any time to discuss any aspect of the Company’s business, and shall have complete access to other employees of the Company.
The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that these boards and activities may present demands on a director’s time and availability. Therefore, directors who also serve as chief executive officers or in equivalent positions at any company should not serve on more than two Boards of public companies in addition to the Company’s Board, and other directors should not serve on more than four other Boards of public companies in addition to the Company’s Board.
The Company does not believe that arbitrary term limits on director’s service are appropriate, nor does it believe that directors should expect to be re-nominated at the end of each term until they retire. The Board’s self-evaluation process described below is an important factor in determining a Board member’s tenure.
No director who is over the age of 75 at the expiration of his or her current term may be nominated to a new term. Notwithstanding the foregoing, as part of the Nominating and Corporate Governance Committee’s regular evaluation of the Company’s directors and the overall needs of the Board, the Nominating and Corporate Governance Committee may determine that it would be in the best interests of the Company to ask a director to remain on the Board for an additional period of time beyond age 75, or to stand for re-election even if such director is over the age of 75. Such determination must be renewed annually.
7.   Independence Standards.   A majority of the Board must be independent, within the meaning of: (a) Section 1.4 of National Instrument 52-110 of the Canadian Securities Administrators; (b) Section 303A.02 of the Listed Company Manual of the New York Stock Exchange; and (c) Article 22, Rule 19(p) of NYSE Texas, in each case as such rules may be amended or replaced. For a director to be considered independent, the Board must determine that the director has no material relationship with the Company, provided that the direct or indirect ownership of any amount of the Company’s shares will not be deemed to constitute a material relationship.
The Board will review all relationships to assess whether any of them is a material relationship so as to impair that director’s independence. The Board will review annually whether its members satisfy applicable independence tests before any member stands for re-election to the Board.
The Company will not make any personal loans or extend credit to any director or officer, other than those expressly permitted under applicable laws. All such arrangements must be approved in advance and administered by the Compensation Committee. No independent director or his or her immediate family member may provide personal services to the Company for compensation, other than as permitted under applicable securities laws.
8.   Independence of Committee Members.   In addition to the general requirements for independent Board members described above, members of the Audit Committee must also satisfy the additional independence requirements of: (a) National Instrument 52-110 of the Canadian Securities Administrators; (b) the rules of the New York Stock Exchange and NYSE Texas; and (c) Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended, which, among other things, prohibit a member of the Audit Committee (other than in his capacity as a member of the Audit Committee, the Board or any other committee of the Board) from receiving any compensatory fees from or being an affiliated person of the Company or any of its subsidiaries. The Board will also apply this additional requirement, as well as any additional requirements mandated by applicable securities laws, to members of the Compensation and Nominating and Corporate Governance Committees.
9.   Competitive Interlocks.   In accordance with United States federal antitrust laws, no director may serve on the Board of any company that competes with the Company, if either company derives a statutorily specified amount of revenues from providing services that both
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Appendix A: Corporate Governance Guidelines and Board Charter
companies offer in markets in which both companies are active. To facilitate compliance with these laws, all directors must (a) inform the Company of all companies that they serve as directors, (b) inform the Company before joining any other board and obtain the approval of the Nominating and Corporate Governance Committee before joining any other for-profit board and (c) carefully monitor the activities of companies in which they participate to anticipate interlocks.
10.   Size of the Board.   Subject to the articles of the Company, the Board determines the number of directors. The Board believes that, given the size of the Company, eight is an appropriate number of directors.
11.   Director Responsibilities.   Directors must perform the roles and functions described in these Guidelines and the charters of all Committees on which they serve. They must devote sufficient time and resources to carry out their duties and responsibilities effectively. They must make every effort to attend each meeting of the Board and all Committees on which they serve, and they must review all materials distributed to them in advance of each such meeting. In discharging responsibilities as a director, a director is entitled to rely in good faith on reports or other information provided by the Company’s management, independent auditors, and other persons as to matters the director reasonably believes to be within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. Attendance by telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously may be used to facilitate a director’s attendance. Directors must comply with all applicable laws, including the applicable securities laws and, with respect to their activities relating to the Company, the Business Corporations Act (Ontario) (the “OBCA”).
12.   Meetings of Non-Employee Directors; Presiding Director.   At each regularly scheduled meeting of the Board, the independent directors shall also meet separately, without employees present. The Lead Independent Director will preside at such meetings. The independent directors may also meet without employees present at other times as determined by the Lead Independent Director. If the Chairman is an independent director, then the duties for the Lead Independent Director described above shall be part of the duties of the Chairman.
13.   Agendas.   The agenda for each Board meeting shall be established by the Chairman in collaboration with the Chief Executive Officer, taking into account input and suggestions from other members of the Board and senior management. The agenda for each Committee shall be established by the Chair of each Committee, in consultation with appropriate members of the Committee, advisors and senior management. Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting. All directors, whether or not members of the Committee, shall be free to make suggestions to a Committee Chair for additions to the agenda of the Chair’s Committee or to request that an item from a Committee agenda be considered by the Board.
14.   Ethics and Conflicts of Interest.   The Board expects the Company’s directors, officers and employees to act ethically at all times and to adhere to the Company’s Code of Conduct and Ethics. The Nominating and Corporate Governance Committee will resolve all conflicts of interest involving any officer or director; however, if a conflict involves a member of the Nominating and Corporate Governance Committee, and there are not at least two other members of that Committee who are not involved in the conflict, then the Board will resolve that conflict. Directors must promptly disclose actual or potential conflicts of interest to the Nominating and Corporate Governance Committee and to the Board as required by the OBCA. Such disclosure must be made prior to any Board meeting at which transactions or issues relating to the actual or potential conflict will be addressed. If a significant conflict exists that cannot be resolved, the director must resign. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests, to the extent required by the OBCA.
15.   Compensation of Board.   The Compensation Committee is responsible for recommending to the Board the compensation and benefits for non-employee directors. The Committee will be guided by three principles: (a) the compensation should fairly pay non- employee directors for the work required in light of the Company’s size and scope; (b) compensation should align the directors’ interests with the long-term best interests of the Company; and (c) the structure of the compensation should be simple, transparent and easy for shareholders to understand. At the end of each year, the Compensation Committee will review non-employee director compensation and benefits.
16.   Share Ownership Guidelines.   The Compensation Committee is responsible for recommending to the Board share ownership guidelines for non-employee directors, named executive officers and other corporate officers of the Company to further align management and shareholder interests and discourage inappropriate or excessive risk-taking.
17.   Clawback Policy.   The Compensation Committee is responsible for the adoption and oversight of the Company’s Compensation Recoupment Policy relating to the forfeiture or repayment of incentive compensation erroneously paid to a named executive officer or other corporate officer in the event of an accounting restatement. The Compensation Committee will continue to monitor the appropriateness of this policy in light of changes in applicable securities laws.
18.   Diversity Policy.   The Nominating and Corporate Governance Committee is responsible for (a) monitoring the implementation of the Company’s diversity policy on a periodic basis, and at least annually, to assess its effectiveness, (b) monitoring and reviewing the Company’s progress in achieving its aspirational targets and reporting the results to the Board and (c) making recommendations to the Board regarding any revisions to this policy that may be necessary or appropriate.
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Appendix A: Corporate Governance Guidelines and Board Charter
19.   Sustainability.   The Board, in coordination with the Committees, as appropriate, is responsible for reviewing the Company’s strategy, policies and performance related to sustainability. Sustainability includes business continuity, cybersecurity, data privacy and the management of environmental, social and governance matters, including environmental justice concerns or impacts.
20.   Anti-Hedging/Pledging Policy.   The Board is responsible for oversight of the Company’s policy prohibiting executive officers and directors from engaging in transactions designed to hedge against the economic risks associated with an investment in common shares or pledging common shares as collateral.
21.   Self-Evaluation.   The Board and each Committee will perform an annual self-evaluation. Annually, the directors will be asked to provide their assessments of the effectiveness of the Board and the Committees on which they serve. Such assessments will address, at a minimum, the effectiveness and adequacy of meetings of the Board and its Committees, the adequacy and timeliness of information provided to the Board by the Company’s management, the diversity of experience of individual directors and the contributions of each director.
22.   Succession Plan.   The Board will approve and maintain a succession plan for the Chief Executive Officer and other senior management, based on recommendations from the Compensation Committee. Such plan will include policies and principles for selecting and evaluating a new Chief Executive Officer in the event of an emergency or retirement of the Chief Executive Officer.
23.   Access to Independent Advisors.   The Board and its Committees have the authority at any time to retain independent outside financial, legal or other advisors.
24.   Director Orientation and Education.   The General Counsel and the Chief Financial Officer will provide an orientation for new directors, and periodically provide materials or briefing sessions for all directors on subjects relevant to their discharge of their duties. Each new director, within six months of election to the Board, will spend a day at the Company’s corporate headquarters (which may be done remotely) for a personal briefing by senior management about the director’s legal and ethical responsibilities; the Company’s strategic plans, principal operating risks and financial statements; the material factors that affect the Company’s performance; the operation, significance and effects of incentive compensation programs and related party transactions; and other key policies and practices.
25.   Majority Voting Policy.   Each director of the Company must be elected by a majority of the votes cast with respect to his or her election, other than at a meeting of shareholders at which the number of directors nominated for election is greater than the number of seats available on the Board (a “Contested Election”).
The forms of proxy circulated in connection with a meeting of the Company’s shareholders that is not a Contested Election shall provide the Company’s shareholders with the ability to vote in favor of, or to withhold from voting for, each director nominee. In the event one or more incumbent directors fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of shareholders that is not a Contested Election (each, a “Subject Director”), the Subject Director must immediately tender his or her resignation to the Board. A “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast with respect to that director’s election shall include votes to withhold authority, but shall exclude abstentions, broker non-votes, and failures to vote with respect to that director’s election. In a Contested Election, a plurality vote standard will apply.
Following the receipt of a resignation from a Subject Director, either (i) the Nominating and Corporate Governance Committee of the Board or (ii) if one or more of the members of the Nominating and Corporate Governance Committee is a Subject Director or the Board determines that any decision to be made with respect to a Subject Director should be made by a committee of the Board other than the Nominating and Corporate Governance Committee, a committee consisting solely of Independent Directors (as defined below) who are not Subject Directors (the committee described in clause (i) or (ii) of this sentence, the “Committee”), will make a determination as to whether to recommend that the Board accept or reject any resignation of a Subject Director. The Committee would be expected to recommend that the Board accept the resignation of a Subject Director absent exceptional circumstances. As used herein, the term “Independent Director” means a director who complies with the “independent director” requirements set forth in Section 7.
The Board will make a determination, having considered the recommendation of the Committee, as to whether to accept or reject any resignation of a Subject Director within ninety (90) days from the date of the relevant shareholders’ meeting and shall notify the Subject Director of its decision. A Subject Director will not participate in any meeting of the Board, the Committee or any other committee of the Board at which the Subject Director’s resignation is considered.
The Board shall accept the resignation of a Subject Director absent exceptional circumstances and the resignation shall be effective when accepted by the Board. The Company shall promptly issue a news release with the Board’s decision, a copy of which must be provided to any exchange on which the Company’s securities are listed and filed with the Canadian securities commission or similar regulatory authority in each province and territory of Canada in which the Company is a “reporting issuer” or the equivalent thereof and the United States Securities and Exchange Commission. If the Board determines not to accept the resignation of a Subject Director, the news release must fully state the reasons for the Board’s decision.
In evaluating the resignation of a Subject Director, the Board may consider all factors it believes relevant, including (i) the reasons that it believes a majority of the votes cast at the meeting were not voted “for” the Subject Director’s election, (ii) whether the underlying cause or causes of the lack of  “for” votes are curable, (iii) the factors, if any, set forth in these Corporate Governance Guidelines and Board Charter or other policies that are to be considered by the Nominating and Corporate Governance Committee in evaluating potential candidates for
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Appendix A: Corporate Governance Guidelines and Board Charter
the Board as such criteria relate to each Subject Director, (iv) whether the Subject Director is a key member of an established, active special committee that has a defined term or mandate, and whether accepting the resignation of the Subject Director would jeopardize the achievement of the committee’s mandate, (v) whether acceptance of any resignation would lead to a “change of control” of the Company as determined pursuant to any Company financing or other material agreement, (vi) whether acceptance of any resignation would lead to a default under any commercial agreement to which the Company or any of its subsidiaries is a party or otherwise bound, or to the Company’s failure to comply with any applicable rule or regulation (including applicable securities laws and applicable corporate law), and (vii) whether majority voting was used for a purpose inconsistent with the policy objectives of the Toronto Stock Exchange related to its majority voting requirement.
In the event that any Subject Director does not tender his or her resignation in accordance with this Policy, he or she will not be re- nominated by the Board or the Company for re-election.
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Appendix B: Summary of the 2016 Incentive Award Plan
The 2016 Incentive Award Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of Waste Connections, Inc. (the “Company”) on June 1, 2016. The Plan became effective on the date of its adoption by the Board. Certain house-keeping amendments were made to the Plan effective July 24, 2017. The Plan was further amended and restated effective July 24, 2018. The purpose of the Plan is to provide a means for the Company and any subsidiary, through the grant of awards authorized under the Plan, to attract and retain persons of ability as employees, directors and consultants and to motivate such persons to exert their best efforts on behalf of the Company and any subsidiary.
The Plan authorizes discretionary grants of share options, warrants, restricted shares, restricted share units, deferred share units, performance awards, dividend equivalents, and share payments to selected employees (including officers) and consultants of the Company or a subsidiary and to members of the Board.
The Employee Retirement Income Security Act of 1974 does not govern the Plan. In addition, the Plan does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
Because this is a summary, it does not contain all the information that may be important to you. To the extent any provision of this summary is inconsistent with the terms of the Plan, the Plan will prevail. You may obtain a copy of the Plan and additional information about the Plan, without charge, by written or oral request to us:
Waste Connections, Inc.
3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380 USA
Tel.: (832) 442-2200
Attention: Executive Vice President, General Counsel and Secretary
Email: pats@wcnx.org
Securities Subject to the Plan
Under the terms of the Plan, the aggregate number of Common Shares that may be subject to options and other awards is 7,500,000 Common Shares (not including any Common Shares purchased on the open market). The Common Shares covered by the Plan may be authorized but unissued Common Shares in the capital of the Company. Any shares (i) tendered or withheld to satisfy the exercise price of an option or purchase price of a warrant, (ii) tendered or withheld to satisfy the tax withholding obligation with respect to any award, and (iii) reserved for issuance on the exercise of any options or warrants which are settled for cash proceeds instead of through the issuance of Common Shares upon the exercise of such options or warrants, will not be returned or re-added to the shares authorized for grant under the Plan.
However, any Common Shares repurchased by the Company prior to vesting at the same price paid by the participant so that such Common Shares are returned to the Company will again be available for awards under the Plan, and the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against Common Shares available for issuance under the Plan. To the extent permitted by applicable law or any exchange rule, substitute awards shall not reduce the Common Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, subject to any approval required from any share exchange on which the Common Shares are listed, the shares remaining available for issuance pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common shares of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the Common Shares authorized for grant under the Plan; provided that awards using such available Common Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its subsidiaries immediately prior to such acquisition or combination.
The maximum number of Common Shares that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is 750,000, the maximum number of Common Shares that may be subject to one or more share options granted to any one participant pursuant to the Plan during any calendar year is 750,000, the maximum number of Common Shares that may be subject to one or more warrants granted to a participant pursuant to the Plan during any calendar year is 375,000, the maximum amount that may be paid to any one participant in cash during any calendar year with respect to awards payable in cash is U.S. $7,500,000, the aggregate number of Common Shares issuable to insiders (as defined by the Toronto Stock Exchange) pursuant to the Plan or any other security-based compensation arrangements of the Company and its subsidiaries shall not exceed ten percent (10%) of the issued and
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Appendix B: Summary of the 2016 Incentive Award Plan
outstanding Common Shares, and during any one (1)-year period, the aggregate number of Common Shares issued to insiders under the Plan or any other security-based compensation arrangements of the Company and its subsidiaries shall not exceed ten percent (10%) of the issued and outstanding Common Shares. In addition, notwithstanding any other incentive compensation plan of the Company or any of its subsidiaries, or any other compensatory policy or program of the Company applicable to its non-employee directors (collectively, the “Director Programs”), the sum of  (A) the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards and any other security- based awards granted under the Director Programs (other than with respect to compensation described in subsection (B) below) to such director during such calendar year, subject to a maximum fair value of Cdn. $150,000 per calendar year (excluding the fair value of any awards and any other security-based awards granted under the Director Programs issued in lieu of cash fees, where the applicable award has the same value as such cash fees, a one-time grant to a new director upon joining the Board, and any awards settled only in cash); and (b) the aggregate cash value of such director’s retainer, meeting attendance fees, committee assignment fees, lead director retainer, committee chair and member retainers and other Board fees related to service on the Board or committee(s) of the Board that are initially denominated as a cash amount or any other property, other than Common Shares or securities of the Company (whether paid currently or on a deferred basis or in cash or other property), for such calendar year, for any individual, non-employee director for any calendar year beginning on or after January 1, 2016 shall not exceed U.S. $350,000 (or U.S. $700,000 for any non-employee director in the director’s first year of service or for any calendar year that such director serves as non-executive chair of the Board).
Any Common Shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares purchased on the open market, provided that, notwithstanding any provision in the Plan to the contrary, all options and warrants granted to Canadian participants shall be settled by way of the issuance of previously unissued Common Shares from treasury of the Company. Except where an award is explicitly required to be settled in Common Shares, no participant has any right to demand, be paid in, or receive Common Shares in respect of any award.
Administration
The Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee (the “Committee”), shall administer the Plan. To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to awards that are intended to be performance- based compensation, including options or warrants, then the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such awards, and the individuals taking such action shall consist solely of two or more directors of the Company who are not employees (the “Non-Employee Directors”) appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non- employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “outside director” for purposes of Section 162(m) of the Code (“Section 162(m)”). Additionally, to the extent required by applicable law, each of the individuals constituting the Committee shall be an “independent director” under applicable law and the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to awards granted to Non- Employee Directors and, with respect to such awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by the Plan.
Duties and Powers of Committee
It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of award granted under the Plan and pursuant to which such type of award may be granted under the Plan (the “Program”) and any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an award, including through electronic medium, which shall contain such terms and conditions with respect to an award as the Administrator shall determine consistent with the Plan (the “Award Agreement”), and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the participant that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the participant is obtained, or such amendment is otherwise permitted under the Plan. Any such grant or award under the Plan need not be the same with respect to each participant. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m), or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
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Appendix B: Summary of the 2016 Incentive Award Plan
Authority of Administrator
“Administrator” means the entity that conducts the general administration of the Plan as provided in the Plan. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation, or the Board has terminated the assumption of such duties.
Subject to the Company’s By-law No. 1, the Committee’s Charter, the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted or traded, any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to: designate eligible individuals to receive awards; determine the type or types of awards to be granted to each eligible individuals; determine the number of awards to be granted and the number of Common Shares to which an award will relate; determine the terms and conditions of any award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, and any provisions related to non- competition and recapture of gain on an award, based in each case on such considerations as the Administrator in its sole discretion determines; determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise price of an award may be paid in cash, Common Shares, other awards, or other property, or an award may be canceled, forfeited, or surrendered; prescribe the form of each Award Agreement, which need not be identical for each participant; decide all other matters that must be determined in connection with an award; establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and accelerate wholly or partially the vesting or lapse of restrictions of any award or portion thereof at any time after the grant of an award, subject to whatever terms and conditions it selects and the Plan.
Eligibility
Persons eligible to participate in the Plan include selected employees (including officers), consultants of the Company or a subsidiary of the Company and directors, as determined by the Committee.
Options
Options include (A) in respect of a U.S. participant, an option to acquire one Common Share, awarded under the Plan, that is not intended to qualify as an “incentive share option” within the meaning of Section 422 of the Code, and (B) in respect of a Canadian participant, an option to acquire one Common Share awarded under the Plan. Each option granted shall be evidenced by an Option Agreement in substantially the form as may be approved by the Administrator, which Option Agreement shall specify the term for which the option thereunder is granted and shall provide that such option shall expire at the end of such term. Each Option Agreement shall specify the exercise price per Common Share, as determined by the Administrator at the time the option is granted, which exercise price shall in no event be less than the fair market value per Common Share on the date of grant.
Warrants
Each warrant granted shall be evidenced by a Warrant Agreement in substantially the form as may be approved by the Administrator. Each Warrant Agreement shall specify the term for which the warrant thereunder is granted and shall provide that such warrant shall expire at the end of such term. Each Warrant Agreement shall specify the purchase price per share, as determined by the Administrator at the time the warrant is granted, which purchase price shall in no event be less than the fair market value per share on the date of grant.
Restricted Shares
Restricted shares are Common Shares awarded under the Plan in accordance with the terms and conditions of the Plan which are subject to forfeiture or buyback by the Company over the restriction period. Each restricted share award shall be evidenced by a Restricted Share Agreement in substantially the form as may be approved by the Administrator. The restricted shares shall entitle the restricted share participant to receive restricted shares, which are subject to forfeiture until the end of the restriction period. The Administrator shall have the discretionary authority to authorize restricted share awards and determine the restrictions or restriction period for each such restricted share award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the participant’s duration of employment, directorship or consultancy with the Company, the performance criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the restricted shares are issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such restricted shares by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted shares may not be sold or encumbered until all restrictions are terminated or expire.
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Appendix B: Summary of the 2016 Incentive Award Plan
Restricted Share Units
A restricted share unit is a unit credited by means of a bookkeeping entry on the books of the Company, awarded pursuant to the Plan, representing the right to receive a cash payment or its equivalent in Common Shares (or a combination) (determined at the discretion of the Company) upon the attainment of designated performance milestones or the completion of a specified period of employment or service with the Company or any subsidiary or upon a specified date or dates following the attainment of such milestones or the completion of such service period. Each restricted share unit award shall be evidenced by a Restricted Share Unit Agreement in substantially the form or forms as may be approved by the Administrator. The restricted share units subject to a restricted share unit award shall entitle the restricted share unit participant to receive the payment underlying those restricted share units upon the attainment of designated performance goals, including but not limited to one or more performance criteria, Company performance, individual performance, the satisfaction of specified employment or service requirements, upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period or other specific criteria, in each case, subject to the Plan, on a specified date or dates or over any period or periods, as determined by the Administrator. Except for restricted share units granted to a Canadian employee participant, the Administrator may provide the restricted share unit participant with the right to elect the issue date or dates for the Common Shares which vest under his or her restricted share unit award. Subject to the Plan, the issuance of vested Common Shares under the restricted share unit award may be deferred to a date following the termination of the restricted share unit participant’s employment or service with the Company and its subsidiaries. Like restricted shares, restricted share units may not be sold, or otherwise transferred or hypothecated. Common Shares underlying restricted share units will not be issued until the restricted share units have vested and the Company elects to transfer Common Shares to the participant, and recipients of restricted share units will have no voting or dividend rights prior to the time when vesting conditions are satisfied and the underlying Common Shares are transferred to the recipient.
Deferred Share Units
A deferred share unit is a unit credited by means of a bookkeeping entry on the books of the Company, awarded to a director pursuant to the Plan, representing the right to receive a cash payment or its equivalent in Common Shares (or a combination thereof) (determined at the discretion of the Company) on the applicable deferred share unit settlement date, which is the third business day following the earliest time of: (i) the director’s death; or (ii) the latest time that the director ceases to be an employee, officer or director of the Company and any affiliate (within the meaning of that term in paragraph 8 of Interpretation Bulletin IT-337R4, Retiring Allowances [Consolidated], or any successor publication thereto). Each deferred share unit award shall be evidenced by a Deferred Share Unit Agreement in substantially the form or forms as may be approved by the Administrator.
Dividend Equivalents
Dividend equivalents are rights to receive the equivalent value (in cash or shares) of dividends paid on Common Shares. They represent the value of the dividends per share paid by the Company, if any, calculated with reference to the number of Common Shares that are subject to any award held by the participant, except that no dividend equivalents may be payable with respect to options or warrants granted under the Plan. Dividend equivalents that are granted by the Administrator are credited as of dividend payment dates with respect to record dates that occur during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the Administrator.
Performance Awards
Any award under the Plan may be issued as a performance award that is earned based on the attainment of performance criteria or performance goals, including performance awards in the form of a cash bonus award, share bonus award, performance award or incentive award that is paid in cash, Common Shares or a combination of both, which is payable upon the attainment of performance goals. The Committee, in its sole discretion, may determine at the time an award is granted or at any time thereafter whether such award is intended to qualify as performance- based compensation. The Administrator is authorized to grant performance awards, including awards of performance-based restricted share units, to any eligible individual and to determine whether such performance awards shall be performance-based compensation; provided that such awards granted to Canadian participants shall also have the terms and conditions specified in the Plan. For periods prior to January 1, 2018, the Administrator was permitted to grant performance awards to U.S. participants who were or may have been “covered employees,” as defined in Section 162(m), that were intended to be “performance-based compensation” within the meaning of Section 162(m) in order to preserve the deductibility of such awards for U.S. federal income tax purposes.
Share Payments
A share payment is a payment in the form of Common Shares. The number or value of shares of any share payment will be determined by the Administrator and may be subject to a vesting schedule or other conditions or criteria determined by the Administrator. Share payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.
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Appendix B: Summary of the 2016 Incentive Award Plan
Foreign Holders
For purposes of complying with the laws in countries other than Canada or the United States in which the Company and its subsidiaries operate or have employees, Non-Employee Directors or consultants, or in order to comply with the requirements of any securities exchange outside Canada or the United States, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which eligible individuals outside Canada and the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any award granted to eligible individuals outside Canada and the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in the Plan; and (v) take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no awards shall be granted, that would violate applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than Canada and the United States or a political subdivision thereof.
Non-Employee Director Award
The Administrator, in its sole discretion, may provide that awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of award(s) to be granted to Non-Employee Directors, the number of Common Shares to be subject to Non-Employee Director awards, the conditions on which such awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion.
Additional Terms and Conditions
Awards will be subject to such additional terms and conditions as determined by the Administrator, consistent with the Plan. Each award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such award, which may include the term of the award, the provisions applicable in the event of the participant’s termination of continuous status as an employee, director or consultant, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an award. Award Agreements evidencing awards intended to qualify as performance-based compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m).
Payment Methods
Subject to the provisions of any particular award, the Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the Plan may be made, including without limitation: (1) cash or check, (2) Common Shares (including, in the case of payment of the exercise price of an award, Common Shares issuable pursuant to the exercise of the award, provided that Canadian employee participants shall not be entitled to pay the exercise price of options with any Common Shares issued pursuant to the exercise of an option or warrant in the preceding two (2) year period) or Common Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a fair market value on the date of delivery equal to the aggregate payments required, (3) the delivery of a notice that the award holder has placed a market sell order with a broker acceptable to the Company with respect to Common Shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale or (iv) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Common Shares shall be delivered or deemed to be delivered to participants. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of either the OSA or Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a subsidiary or a loan arranged by the Company or a subsidiary in violation of Section 13(k) of the Exchange Act.
Only whole Common Shares may be purchased or issued pursuant to an award. No fractional shares will be issued under the Plan and, subject to the provisions of any particular award, the Administrator will determine whether cash will be provided in lieu of fractional shares or whether such fractional shares will be eliminated by rounding down.
Forfeiture and Claw-Back Provisions
The Administrator may provide or require a participant to agree that any proceeds, gains or economic benefit actually or constructively received by the participant upon any receipt or exercise of an award, or receipt or resale of any shares underlying the award, will be paid
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Appendix B: Summary of the 2016 Incentive Award Plan
to the Company and the award will terminate and any unexercised portion of the award (whether or not vested) forfeited if  (i) there is a termination of service during a specified period of time; (ii) the participant engages in activity in competition with the Company or which is inimical, contrary or harmful to the interests of the Company; or (iii) the participant incurs a termination of service for “cause”. All awards are subject to the provisions of any claw-back policy implemented by the Company, including any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act, to the extent set forth in such policy and/or in an applicable award agreement.
Transferability
Generally, awards under the Plan may only be transferred by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the Common Shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award or interest or right therein may be liable for the debts, contracts or engagements of the participant or his or her successors in interest. However, subject to certain terms and conditions, the Administrator may permit an award holder to transfer an award to any “permitted transferee” under applicable securities laws or any other transferee specifically approved by the Administrator.
Adjustment on Certain Events
In the event of any share dividend, share split, share consolidation, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Common Shares or price of the Common Shares other than an equity restructuring (a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split, share consolidation, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Common Shares (or other securities of the Company) or the share price of Common Shares (or other securities) and causes a change in the per-share value of the Common Shares underlying outstanding awards), the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the number and kind of shares (or other securities or property) that may be issued by a single officer under the Plan; (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding awards under the Plan. Any adjustment to an option granted to a Canadian employee participant shall be made consistent with certain Canadian federal income tax requirements.
Termination or Amendment
The Board or the Committee may terminate, suspend, amend, or modify the Plan at any time. However, except to the extent permitted by the Plan in connection with certain changes in capital structure, the Company’s shareholders’ approval is required for any amendment to increase the number of Common Shares available under the Plan, to reduce the price per Common Share of any outstanding option or warrant granted under the Plan, reduce any purchase price for any other awards as set at the time of grant, extend the term of any award, make any amendment to remove or exceed the insider and Non-Employee Director participation limits, or to cancel any option or warrant in exchange for cash or another award when the option or warrant price per share exceeds the fair market value of the underlying Common Shares. In addition, except with respect to certain modifications relating to deferred compensation under Section 409A of the Code (“Section 409A”) and certain forfeiture and clawback provisions, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any outstanding award, unless the award itself otherwise expressly so provides.
Tax Withholding
The Company or any subsidiary has the authority and right to deduct or withhold, or to require participants to remit to the Company or subsidiary, an amount sufficient to satisfy federal, provincial, state, local and foreign taxes (including the participant’s FICA, Canada Pension Plan contributions, employment tax, Employment Insurance (Canada) premiums, or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the Plan. The Administrator may in its discretion allow a holder to satisfy such withholding obligations by withholding or allowing the holder to elect to have the Company withhold, Common Shares otherwise issuable under any award (or allow the surrender of Common Shares). The number of Common Shares which may be so withheld or surrendered shall be limited to the number of Common Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, provincial, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
Certain Restrictions on Resale
Purchases and sales of Common Shares by our directors and officers and beneficial owners of more than 10% of the outstanding Common Shares (including shares acquired under the Plan or otherwise) may, under certain circumstances, subject such persons to reporting and/or liability under Section 16 of the Exchange Act. If you are an officer or director of the Company, or beneficial owner of more than 10%
2026 Proxy • Waste Connections, Inc.   B-6

Appendix B: Summary of the 2016 Incentive Award Plan
of Common Shares, you are advised to consult with your own legal advisor regarding the reporting requirements under Section 16 of the Exchange Act that may be applicable to awards granted to you under the Plan and before engaging in transactions involving any of Common Shares.
If you are not considered our “affiliate,” as defined in Rule 144 under the Securities Act, you may resell the Common Shares acquired under the Plan without restriction (subject to compliance with Section 16(b) under the Exchange Act). If you are considered our “affiliate,” which is likely if you are either a director or an officer, you may resell such shares in compliance with the requirements of Rule 144 under the Securities Act without registration; however, you will be subject to the volume limitation and manner of sale restrictions set forth in Rule 144 under the Securities Act.
If, however, you are an employee, director, officer or beneficial owner of more than 10% of the outstanding Common Shares and are aware of material inside information regarding us or any aspect of our business, you cannot sell Common Shares, whether purchased through the Plan or otherwise, before the information has been disseminated by us to the public. Generally, “material inside information” is information that is both important to us (e.g., may impact our share price) and nonpublic (not yet disclosed through press releases, newspaper articles or otherwise to the public which buys and sells securities).
Additionally, if you are a director, executive officer or key employee, under our insider trading compliance program you are generally prohibited from purchasing or selling any security of the Company, including Common Shares acquired through the Plan, during certain blackout periods. Further information about our insider trading compliance program may be obtained by contacting the Company at the following address:
Waste Connections, Inc.
3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380 USA
Tel.: (832) 442-2200
Attention: Executive Vice President, General Counsel and Secretary
Email: pats@wcnx.org
You are advised to consult with your own legal advisor about the applicability and effect of these restrictions on you.
B-7   2026 Proxy • Waste Connections, Inc.

Voluntary Electronic Delivery of Proxy Materials

AT WASTE CONNECTIONS, ENVIRONMENTAL STEWARDSHIP THROUGH SUSTAINABILITY INITIATIVES IS INTEGRAL TO AND CONSISTENT WITH OUR STRATEGY AND FOCUS ON LONG-TERM VALUE CREATION FOR OUR SHAREHOLDERS.
We encourage our shareholders to receive distributions of our Annual Report and Proxy Statement by electronic delivery, to help contribute to our sustainability efforts.
Electronic delivery offers many benefits and convenience, including:
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Quickest delivery of the proxy statement, annual report, and related materials to shareholders;

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Convenient online voting, available 24 hours a day;

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Reduced environmental impact;

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Reduced printing and mailing expense; and

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The ability to change your preference at any time.

HOW TO ENROLL
For Shareholders of Record (i.e., if your Common Shares are registered directly in your name with Computershare Investor Services Inc.):
•
Please visit www.proxyvote.com. When prompted,
indicate that you agree to receive or access proxy
materials electronically in the future.

For Beneficial Owners (i.e., if your shares are held in “street name” in an account at a brokerage firm, bank, broker-dealer or other similar organization):
•
Follow the instructions provided by your broker, bank or other intermediary to opt into electronic delivery.

Principal Executive Offices 6220 Hwy 7, Suite 600 Woodbridge, Ontario L4H 4G3 Canada Tel: (905) 532-7510 Fax: (905) 532-7576	Principal Administrative Offices 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA Tel: (832) 442-2200 Fax: (832) 442-2290
www.wasteconnections.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V90186-P41935 For Withhold For Withhold For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Daniel L. Florness 1b. Edward E. “Ned” Guillet 1c. Michael W. Harlan 1d. Elise L. Jordan 1e. Cherylyn Harley LeBon 1f. Susan “Sue” Lee 1g. Ronald J. Mittelstaedt 1h. Carl D. Sparks WASTE CONNECTIONS, INC. 3 WATERWAY SQUARE PLACE, SUITE 110 THE WOODLANDS, TEXAS 77380 USA Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors of the Company. 1. Elect the eight director nominees named in the Company’s Proxy Statement to serve until the close of the next annual meeting of the shareholders of the Company or until such director's earlier resignation, or his or her successor is duly elected or appointed. WASTE CONNECTIONS, INC. The Board of Directors recommends you vote FOR the following director nominees: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: 2. Say-on-Pay - Approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement. 3. Appoint Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026 and authorize the Company’s Board of Directors to fix the remuneration of the independent registered public accounting firm. 4. Shareholders may be asked to consider other business that may properly come before the meeting or any adjournment or postponement thereof. Management is not aware of any other items of business at this time. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 14, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 14, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

V90187-P41935 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report (including Form 10-K) are available at www.proxyvote.com. Form of Proxy - Annual Meeting (the "Meeting") of Shareholders of Waste Connections, Inc. (the "Company") to be held at 8:00 a.m. (Central Time) on May 15, 2026, at the principal administrative offices of the Company, located at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 USA This Form of Proxy is solicited by and on behalf of the Board of Directors of the Company. 1. Every holder of common shares of the Company (“Common Shares”) has the right to appoint some other person or company of his or her choice, who need not be a shareholder, to attend and act on his or her behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above). 2. If your Common Shares are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Proxy. If you are voting on behalf of a corporation or another individual you must sign this Proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this Proxy. 3. This Proxy should be signed in the exact manner as the name(s) appear(s) on this Proxy. 4. If this Proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder. 5. The Common Shares represented by this Proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this Proxy will be voted as recommended by the Board of Directors of the Company. If no direction is made, the person appointed herein as proxyholder will vote the Common Shares represented by this Proxy: FOR each of our eight director nominees; FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement (also known as Say-on-Pay); and FOR the appointment of the independent registered public accounting firm and the authorizing of the Board of Directors to fix the remuneration of the independent registered public accounting firm. 6. The Common Shares represented by this Proxy will be voted for or withheld from voting on or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the Common Shares will be voted accordingly. 7. This Proxy confers discretionary authority on your chosen proxyholder in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof. 8. This Proxy should be read in conjunction with the accompanying Notice of Meeting and management information circular and proxy statement of the Company (the “Proxy Statement”). Proxies submitted must be received by Broadridge Financial Solutions, Inc. not later than 11:59 p.m. Eastern Time, on May 14, 2026, or, if the Meeting is adjourned or postponed, at least, 24 hours (excluding weekends and statutory holidays in the Province of Ontario) before the new time of the adjourned or postponed Meeting. The deadline for the deposit of this Proxy may be waived or extended by the Chair of the Meeting at his or her discretion. Appointment I/We, being Shareholders of Waste Connections, Inc., hereby appoint Mary Anne Whitney, Executive Vice President and Chief Financial Officer, or failing this person, Robert M. Cloninger, Senior Vice President, Deputy General Counsel and Assistant Secretary Print the name of the person you are appointing if this person is someone other than the Board of Directors appointees listed herein. as my/our appointee with full power of substitution to attend, act and to vote for and on behalf of me/us in accordance with the foregoing directions (or if no directions have been given, as the appointee sees fit) on the matters that may properly come before the Meeting and at any adjournment or postponement thereof. OR